                            AIM ADVISOR FUNDS, INC.
                        AIM Advisor Cash Management Fund
                            AIM Advisor Income Fund
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046

                                                                 January 2, 1998


Dear Shareholder:

    Enclosed is a combined proxy statement and prospectus seeking approval of a proposed combination of AIM Advisor Cash Management Fund ("Cash Management") of AIM Advisor Funds, Inc. ("AAFI"), with AIM Money Market Fund ("Money Market") of AIM Funds Group ("AFG"), and a proposed combination of AIM Advisor Income Fund ("Income Fund") of AAFI with AIM Intermediate Government Fund ("Inter-mediate Government") of AFG.

    As discussed in the accompanying document, it is proposed that these funds be combined in order to achieve greater efficiency of operation, economies of scale and possible cost savings for shareholders. The Board of Directors of AAFI concluded that it was desirable to eliminate the duplication of services of Cash Management and Income Fund that have similar investment goals as Money Market and Intermediate Government, respectively. The accompanying document describes the proposed transaction and compares the policies and expenses of the above funds for your evaluation.

    Both reorganizations have been structured as tax-free transactions. No sales charges will be imposed in connection with these transactions.

    Shareholders are being asked to approve an Agreement and Plan of Reorganization of their respective fund. After careful consideration, the Board of Directors of AAFI has unanimously approved this proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

    Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

    Thank you for your cooperation and continued support.

                                          Sincerely,


                                          Charles T. Bauer
                                          Chairman

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


    ENCLOSED YOU WILL FIND ONE OR TWO PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                                     Valid Signature
                   ------------                                     ---------------
Trust Accounts
    (1) ABC Trust Account. . . . . . . . . . . . . . . . . . . . . . .      Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78. . . . . . . . . . . . . .      Jane B. Doe

Partnership Accounts
    (1) The XYZ Partnership. . . . . . . . . . . . . . . . . . . . . .      Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership . . . . . . . . . . . . .      Jane B. Smith, General
                                                                            Partner

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
     UGMA/UTMA . . . . . . . . . . . . . . . . . . . . . . . . . . . .      John B. Smith
    (2) Estate of John B. Smith  . . . . . . . . . . . . . . . . . . .      John B. Smith, Jr., Executor

Corporate Accounts
    (1) ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .       ABC Corp.
                                                                            John Doe, Treasurer
    (2) ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .       John Doe, Treasurer
    (3) ABC Corp., c/o John Doe, Treasurer. . . . . . . . . . . . . .       John Doe
    (4) ABC Corp. Profit Sharing Plan . . . . . . . . . . . . . . . .       John Doe, Trustee

                            AIM ADVISOR FUNDS, INC.

                        AIM ADVISOR CASH MANAGEMENT FUND
                            AIM ADVISOR INCOME FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 17, 1998


TO THE SHAREHOLDERS OF AIM Advisor Cash Management Fund and AIM Advisor Income Fund portfolios of AIM Advisor Funds, Inc.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Advisor Cash Management Fund ("Cash Management") and AIM Advisor Income Fund ("Income Fund"), both investment portfolios of AIM Advisor Funds, Inc. ("AAFI"), will be held at 11 Greenway Plaza, Suite 100, Houston, Texas on February 17, 1998, at 3:00 p.m., local time, for the following purposes:

    1. For Cash Management, to approve an Agreement and Plan of Reorganization (the "Cash Management Agreement") between AAFI, on behalf of Cash Management and AIM Funds Group ("AFG"), on behalf of its portfolio, AIM Money Market Fund ("Money Market"), and the consummation of the transactions contemplated therein ("Cash Management Reorganization"). The Cash Management Agreement and the Cash Management Reorganization will result in the combination of Cash Management and Money Market. Pursuant to the Cash Management Agreement, substantially all of the assets of Cash Management will be transferred to Money Market. Upon such transfer, AFG will issue directly to Cash Management's Class A and Class C shareholders, AIM Cash Reserve Shares ("Cash Reserve shares") of Money Market having an aggregate net asset value equal to the value of the Cash Management assets transferred to Money Market. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganization. The Cash Management Reorganization has been structured as a tax-free transaction . No sales charge will be imposed in connection with the Cash Management Reorganization.

    2. For Income Fund, to approve an Agreement and Plan of Reorganization (the "Income Fund Agreement") between AAFI, on behalf of Income Fund and AFG, on behalf of its portfolio, AIM Intermediate Government Fund ("Intermediate Government"), and the consummation of the transactions contemplated therein (the "Income Fund Reorganization"). The Income Fund Agreement and the Income Fund Reorganization will result in the combination of Income Fund and Intermediate Government. Pursuant to the Income Fund Agreement, substantially all of the assets of Income Fund will be transferred to Intermediate Government. Upon such transfer, AFG will issue, directly to Income Fund's Class A shareholders, Intermediate Government Class A shares having an aggregate net asset value equal to the value of the Income Fund assets attributable to the Income Fund Class A shares transferred to Intermediate Government, and AFG will issue directly to Income Fund's Class C shareholders, Intermediate Government Class C shares having an aggregate net asset value equal to the value of the Income Fund assets attributable to the Income Fund Class C shares transferred to Intermediate Government. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholder's account with Income Fund immediately prior to the Income Fund Reorganization. The Income Fund Reorganization has been structured as a tax-free transaction. No sales charge will be imposed in connection with the Income Fund Reorganization.

    3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

    Each of the Cash Management Reorganization and the Income Fund Reorganization (collectively, the "Reorganizations") is described in the attached Combined Proxy Statement and Prospectus.

    Shareholders of record as of the close of business on December 10, 1997, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

    SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AAFI. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AAFI AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                               Charles T. Bauer
                                              Chairman of the Board of Directors
January 2, 1998

AIM ADVISOR CASH MANAGEMENT FUND               AIM MONEY MARKET FUND
AIM ADVISOR INCOME FUND                        AIM INTERMEDIATE GOVERNMENT FUND
(PORTFOLIOS OF AIM ADVISOR FUNDS, INC.)        (PORTFOLIOS OF AIM FUNDS GROUP)

                    COMBINED PROXY STATEMENT AND PROSPECTUS

                             Dated: January 2, 1998

            This document is being furnished in connection with the Special Meeting of Shareholders of AIM Advisor Cash Management Fund ("Cash Management") and AIM Advisor Income Fund ("Income Fund"), both investment portfolios of AIM Advisor Funds, Inc. ("AAFI") to be held on February 17, 1998 (the "Special Meeting"). At the Special Meeting, the shareholders of Cash Management are being asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Cash Management Agreement") between AAFI, acting on behalf of Cash Management and AIM Funds Group ("AFG"), acting on behalf of AIM Money Market Fund ("Money Market"), a portfolio of AFG, and the consummation of the transactions contemplated therein (the "Cash Management Reorganization"). THE BOARD OF DIRECTORS OF AAFI HAS UNANIMOUSLY APPROVED THE CASH MANAGEMENT AGREEMENT AND CASH MANAGEMENT REORGANIZATION AS BEING FAIR TO, AND IN THE BEST INTEREST OF, CASH MANAGEMENT SHAREHOLDERS. At the Special Meeting, the shareholders of Income Fund are being asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Income Fund Agreement") between AAFI, acting on behalf of Income Fund and AFG, acting on behalf of AIM Intermediate Government Fund ("Intermediate Government") a portfolio of AFG, and the consummation of the transactions contemplated therein (the "Income Fund Reorganization"). THE BOARD OF DIRECTORS OF AAFI HAS UNANIMOUSLY APPROVED THE INCOME FUND AGREEMENT AND INCOME FUND REORGANIZATION AS BEING FAIR TO, AND IN THE BEST INTEREST OF, INCOME FUND SHAREHOLDERS.

            There can be no assurance that AIM Advisor Cash Management Fund or AIM Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

            Pursuant to the Cash Management Agreement, substantially all of the assets of Cash Management will be transferred to Money Market. Upon such transfer, AFG will issue AIM Cash Reserve Shares ("Cash Reserve shares") of Money Market directly to Class A and Class C shareholders of Cash Management. Each shareholder of Cash Management will receive that number of Money Market shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Cash Management. As soon as reasonably practicable after the closing of the Cash Management Reorganization, Cash Management will pay or make provision for payment for all of its liabilities, and its status as a designated series of shares of AAFI will be terminated. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganization. The Cash Management Reorganization has been structured as a tax-free transaction. No sales charge will be imposed in connection with the Cash Management Reorganization.

            Pursuant to the Income Fund Agreement, substantially all of the assets of Income Fund will be transferred to Intermediate Government. Upon such transfer, AFG will issue Class A shares of Intermediate Government directly to Class A shareholders of Income Fund, and Class C shares of Intermediate Government directly to Class C shareholders of Income Fund. Each shareholder of Income Fund will receive that number of Intermediate Government shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Income Fund. As soon as is reasonably practicable after the closing of the Income Fund Reorganization, Income Fund will pay or make provision for payment for all of its liabilities, and its status as a designated series of shares of AAFI will be terminated. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholder's account with Income Fund immediately prior to the Income Fund Reorganization. The Income Fund Reorganization has been structured as a tax-free transaction. No sales charge will be imposed in connection with the Income Fund Reorganization.

            Money Market and Intermediate Government are each series portfolios of AFG, an open-end, series management investment company. The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Money Market's investment objective is similar to that of Cash Management. Both are money market funds that invest in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") which generally restricts each fund's investments to high quality short-term liquid securities that are determined to present minimal credit risk, and sets specific limits on the fund's dollar-weighted average portfolio maturity.

Money Market and Cash Management are designed as cash management alternatives for retail shareholders. The investment objective of Intermediate Government is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government. Intermediate Government purchases primarily fixed-rate securities, including but not limited to, high coupon U. S. Government Agency mortgage backed securities. The fund maintains a dollar-weighted average portfolio maturity of between three and ten years. Intermediate Government's investment objective is similar to that of Income Fund, although the types of securities the two funds purchase to achieve their objectives differ slightly, and Income Fund is permitted to invest a portion of its assets in fixed-income corporate obligations that are not backed by the United States Government. See "Comparison of Investment Objectives and Policies" and "Risk Factors."

            The principal executive offices of AAFI and AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

            This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth concisely the information that a shareholder of Cash Management should know before voting on the Cash Management Agreement, and a shareholder of Income Fund should know before voting on the Income Fund Agreement. It should be read and retained for future reference.

            The current Prospectus of Cash Management and Income Fund, dated August 4, 1997 (the "AAFI Prospectus"), together with the related Statement of Additional Information also dated August 4, 1997, are on file with the Securities and Exchange Commission (the "SEC"). Such prospectus and statement of additional information are incorporated by reference herein, and are available without charge by writing to A I M Distributors, Inc., P. O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The Prospectus of Money Market and Intermediate Government dated August 4, 1997 (the "AFG Prospectus") is attached as Appendix III to this Proxy Statement/Prospectus, and the Statement of Additional Information also dated August 4, 1997 (the "AFG SAI") has been filed with the SEC and is incorporated by reference herein. The AFG SAI is available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

REASONS FOR THE REORGANIZATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
    Background and Reasons for the Reorganizations  . . . . . . . . . . . . . . . . . . . . . 2
    Approval by, and Recommendation of, Board of Directors of AAFI  . . . . . . . . . . . . . 2

SYNOPSIS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    Cash Management Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    Income Fund Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Comparison of Money Market and Cash Management  . . . . . . . . . . . . . . . . . . . . . 4
    Comparison of Intermediate Government and Income Fund   . . . . . . . . . . . . . . . . . 6
    Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . .  12
    Investment Objectives   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    Investment Policies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    Investment Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
    Portfolio Managers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
    Management Discussion and Analysis of Performance   . . . . . . . . . . . . . . . . . .  23

ADDITIONAL INFORMATION ABOUT THE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . .  23
    Terms of the Reorganizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
    Transfer of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Other Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Federal Tax Consequences    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
    Capital Loss Carryforward   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    Accounting Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

RIGHTS OF SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    Liability of Shareholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    Election of Directors/Trustees; Annual Shareholder Meetings   . . . . . . . . . . . . .  30
    Terms of Directors/Trustees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    Removal of Directors/Trustees   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    Special Meetings of Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    Liability of Directors/Trustees and Officers  . . . . . . . . . . . . . . . . . . . . .  30
    Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Voting Rights of Shareholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Dissenters' Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Amendments to Organization Documents  . . . . . . . . . . . . . . . . . . . . . . . . .  31

OWNERSHIP OF MONEY MARKET, INTERMEDIATE GOVERNMENT, CASH MANAGEMENT
 AND INCOME FUND SHARES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Control Persons   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Ownership of Officers and Trustees/Directors  . . . . . . . . . . . . . . . . . . . . .  35

CAPITALIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35





                                      (i)

LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION  . . . . . . . . . . . . . . . 36

ADDITIONAL INFORMATION ABOUT MONEY MARKET, INTERMEDIATE GOVERNMENT,
   CASH MANAGEMENT AND INCOME FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

AGREEMENT AND PLAN OF REORGANIZATION FOR AIM ADVISOR
   CASH MANAGEMENT FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION FOR AIM ADVISOR INCOME FUND . . . . . . . . . .APPENDIX II

AIM FUNDS GROUP PROSPECTUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . APPENDIX III

DISCUSSION OF PERFORMANCE OF INTERMEDIATE GOVERNMENT . . . . . . . . . . . . . . . .APPENDIX IV

DISCUSSION OF PERFORMANCE OF INCOME FUND. . . . . . . . . . . . . . . . . . . . . . .APPENDIX V


 The AIM Family of Funds--Registered Trademark--, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Management Group Inc.





                                      (ii)

                                  INTRODUCTION

                   This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by AAFI's Board of Directors from the shareholders of Cash Management and Income Fund, for use at the Special Meeting of Shareholders to be held at Eleven Greenway Plaza, Suite 100, Houston, Texas 77046 on February 17, 1998, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

                   AAFI has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. AAFI expects to solicit proxies principally by mail, but AAFI or SCC may also solicit proxies by telephone, facsimile, telegraph or personal interview. AAFI's officers will not receive any additional or special compensation for any such solicitation. Cash Management and Money Market will bear their respective costs and expenses incurred in connection with the Cash Management Reorganization. Income Fund and Intermediate Government will bear their respective costs and expenses incurred in connection with the Income Fund Reorganization.

                   All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein; if no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Cash Management Agreement and Income Fund Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of a majority of outstanding shares of Cash Management and Income Fund at the Special Meeting will constitute a quorum ("Quorum"). Approval of the Cash Management Agreement requires the affirmative vote of a majority of the outstanding shares of Cash Management. Approval of the Income Fund Agreement requires the affirmative vote of a majority of the outstanding shares of Income Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes and will have the effect of counting as a vote against the applicable proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AAFI. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

                   Shareholders of record as of the close of business on December 10, 1997 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 4,709,708.080 shares of Cash Management and shares 476,649.075 of Income Fund. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

                   AAFI intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about January 2, 1998.

                        REASONS FOR THE REORGANIZATIONS

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

                   AAFI was organized in 1989 as a Maryland corporation under the name INVESCO Advisor Funds, Inc. INVESCO Group Services, Inc., a subsidiary of INVESCO PLC, acting through its subsidiaries, initially provided investment advisory marketing, administration, fund accounting and distribution services to INVESCO Advisor Funds, Inc.

                   On February 28, 1997, A I M Management Group Inc. merged with an indirect subsidiary of INVESCO PLC, which then changed its name to AMVESCAP PLC. A I M Management Group Inc., acting through its subsidiaries ("AIM Management"), provides investment advisory, marketing, administration, fund accounting and distribution services to the AIM Family of Funds--Registered Trademark-- (the "AIM Funds").

                   Following the merger, the board of directors of INVESCO Advisor Funds, Inc. determined that it would be advisable to engage AIM Management to provide investment advisory and other services to INVESCO Advisor Funds, Inc. The shareholders of INVESCO Advisor Funds, Inc. voted in favor of the change in service providers, which took effect August 4, 1997. INVESCO Advisor Funds, Inc. changed its name to AIM Advisor Funds, Inc. on that date. The proxy statement sent to the shareholders of INVESCO Advisor Funds, Inc. dated June 7, 1997, noted "that possible future reorganizations of certain Portfolios were being considered" as a consequence of the change in service providers and "that such reorganization could result in changes in some types of expenses."

                   A I M Advisors, Inc. ("AIM"), the investment advisor of AAFI, evaluated AAFI's portfolios, and determined that two portfolios, Cash Management and Income Fund, should be merged into existing AIM Funds. Cash Management and Income Fund were determined to have investment policies and objectives that are similar to two of the AIM Funds, Money Market and Intermediate Government. AIM concluded that Cash Management and Income Fund could not be effectively marketed as separate portfolios due to the similarity.

APPROVAL BY, AND RECOMMENDATION OF, BOARD OF DIRECTORS OF AAFI

                   The Board of Directors of AAFI considered and unanimously approved the Cash Management Agreement and Cash Management Reorganization, and the Income Fund Agreement and Income Fund Reorganization, subject to shareholder approval, during meetings held on September 19 and 20, 1997. The Board of AAFI believes the proposed Reorganizations offer shareholders the benefit of potential economies of scale, among others.

                   In determining to recommend approval to the shareholders, the Board of Directors of AAFI reviewed and requested information about Money Market and Intermediate Government and the Reorganizations, met with certain members of AIM senior management (including two of its founders, and its general counsel), consulted with legal counsel, made inquiries and considered the following factors, among others:

                (i) a comparison of the performance of Cash Management and Money Market, and of Income Fund and Intermediate Government;

               (ii) a comparison of the investment objectives, policies, strategies and restrictions of Cash Management and Money Market and of Income Fund and Intermediate Government;

              (iii) the distribution performance, resources and capabilities of A I M Distributors, Inc. ("AIM Distributors"), and the economies of scale which potentially may be achieved through larger and wider distribution of shares of Money Market, which as of November 10, 1997 had total assets of more than $911 million as compared to $5.5 million for Cash Management and of Intermediate Government, which as of November 10, 1997 had total assets of more than $247 million as compared to $24 million for Income Fund;

               (iv) the distribution fees and expenses paid by Money Market and Intermediate Government and the services received for such fees and expenses; and

                (v) the terms and conditions of the Cash Management Agreement and the Cash Management Reorganization, and of the Income Fund Agreement and the Income Fund Reorganization including the structure of the transactions as tax-free transactions and the fact that no sales charge will be imposed in connection with the transactions.

                   The Board of Directors of AAFI has concluded that the Cash Management Agreement and the Cash Management Reorganization are fair to, and in the best interests of, Cash Management shareholders. The Board of Directors, including all of the directors who are not interested persons of AIM, unanimously approved the Cash Management Agreement and the Cash Management Reorganization, and recommends to the shareholders of Cash Management that they vote FOR the Cash Management Agreement and the Cash Management Reorganization.

                   The Board of Directors of AAFI has concluded that the Income Fund Agreement and the Income Fund Reorganization are fair to, and in the best interests of, Income Fund shareholders. The Board of Directors, including all of the directors who are not interested persons of AIM, unanimously approved the Income Fund Agreement and the Income Fund Reorganization, and recommends to the shareholders of Income Fund that they vote FOR the Income Fund Agreement and the Income Fund Reorganization.

                   The Board of Directors also considered whether each of the Cash Management Reorganization and the Income Fund Reorganization is in the best interests of the shareholders of each of Cash Management, Money Market, Income Fund and Intermediate Government, consistent with the requirements of Rule 17a-8 under the 1940 Act. Rule 17a-8 under the 1940 Act requires that when two funds sharing a common investment adviser, common directors and/or common officers merge or consolidate, the board of directors of each affiliated investment company participating in the transaction, including a majority of the directors of each registered investment company who are not interested persons of any registered investment company participating in the transaction, determine: (1) that participation in the transaction in the best interests of that registered investment company; and (2) that the interests of existing shareholders of that registered investment company will not be diluted as a result of its effecting the transaction.

                   Based on its review of the terms of the Reorganizations, including the provisions of the Cash Management Agreement and the Income Fund Agreement, the Board of Directors made these required determinations with respect to each of the funds.

                                    SYNOPSIS

CASH MANAGEMENT REORGANIZATION

                   The Cash Management Agreement and the Cash Management Reorganization will result in the combination of Cash Management and Money Market. Cash Management is a portfolio of AAFI, a Maryland corporation. Money Market is a portfolio of AFG, a Delaware business trust. If shareholders of Cash Management approve the Cash Management Agreement and other closing conditions are satisfied, Cash Management will transfer all of its portfolio securities and substantially all of its other assets to Money Market. In exchange, AFG will issue directly to the Class A and Class C shareholders of Cash Management, Cash Reserve shares of Money Market with an aggregate value equal to the Cash Management assets transferred in connection with the transaction, as determined by using Money Market's valuation methodology. Shareholders will not pay any sales charge in connection with the Cash Management Reorganization. Promptly after the acquisition by Money Market of such securities and other assets, AAFI will take steps to pay any outstanding liabilities of Cash Management and Cash Management's status as a designated series of AAFI will be terminated. Any assets held by Cash Management after the Cash Management Reorganization that are not used by AAFI to discharge the debts of that fund will be distributed to its shareholders as a dividend, although none is expected. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganizations. A copy of the Cash Management Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreements - Transfer of Assets and Liabilities" below.

                   Cash Management is to receive an opinion of Ballard Spahr Andrews & Ingersoll to the effect that the Cash Management Reorganization will constitute a tax-free reorganization for federal income tax purposes. Thus, it is expected that shareholders will not have to pay federal income taxes as a result of the Cash Management Reorganization. See "Additional Information About the Agreements - Federal Tax Consequences" below.

                   Money Market is a diversified investment portfolio of AFG, an open-end series management investment company registered under the 1940 Act. The principal offices of AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

INCOME FUND REORGANIZATION

                   The Income Fund Agreement and the Income Fund Reorganization will result in the combination of Income Fund and Intermediate Government. Income Fund is a portfolio of AAFI, a Maryland corporation. Intermediate Government is a portfolio of AFG, a Delaware business trust. If shareholders of Income Fund approve the Income Fund Agreement and other closing conditions are satisfied, Income Fund will transfer all of its portfolio securities and substantially all of its other assets to Intermediate Government. In exchange, AFG will issue directly to the Class A shareholders of Income Fund Class A shares of Intermediate Government, and to the Class C shareholders of Income Fund Class C shares of Intermediate Government, each with an aggregate value equal to the Income Fund assets attributable to such class transferred in connection with the reorganization, as determined by using Intermediate Government's valuation methodology. Shareholders will not pay any sales charge in connection with the Income Fund Reorganization. Promptly after the acquisition by Intermediate Government of such securities and other assets, AAFI will take steps to pay any outstanding liabilities of Income Fund, and Income Fund's status as a designated series of AAFI will be terminated. Any assets held by Income Fund after the Income Fund Reorganization that are not used by AAFI to discharge the debts of that fund will be distributed to its shareholders as a dividend, although none is expected. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholders' account with Income Fund immediately prior to the Income Fund Reorganization. A copy of the Income Fund Agreements attached as Appendix II to this Proxy Statement/Prospectus. See "Additional Information About the Agreements - Transfer of Assets and Liabilities" below.

                   Income Fund is to receive an opinion of Ballard Spahr Andrews & Ingersoll to the effect that the Income Fund Reorganization will constitute a tax-free reorganization for Federal Income tax purposes.

                   Intermediate Government is a diversified investment portfolios of AFG, an open-end series management investment company registered under the 1940 Act. The principal offices of AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

COMPARISON OF MONEY MARKET AND CASH MANAGEMENT

                   Investment Objective and Policies

                   The investment objectives of Money Market and Cash Management are very similar, and the types of securities the two funds purchase to achieve their objectives are very similar also. The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The investment objective of Cash Management is to achieve as high a level of current income, without regard to federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity. Both Money Market and Cash Management comply with the requirements of Rule 2a-7 under the 1940 Act, which generally restrict each fund's investments to high quality short-term liquid securities that are determined to present minimal credit risk, and set specific limits on the fund's dollar-weighted average portfolio maturity. Both are designed as cash management alternatives for retail shareholders and maintain a stable $1.00 net asset value. See "Comparison of Investment Objectives and Policies" below.

            Distribution

            Shares of Money Market and Cash Management are both distributed through AIM Distributors' nationwide distribution network which consists of more than 2,500 broker-dealers and institutions located throughout the United States. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as the distributor of the Cash Reserve shares of Money Market and of the Class A and Class C shares of Cash Management. AFG has adopted a plan pursuant to Rule 12b-1 under the 1940 Act under which AFG may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Money Market on an annualized basis for the purpose of financing any activity that is primarily intended to result in the sale of Cash Reserve shares of Money Market. Cash Management is not subject to a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Because Money Market pays a Rule 12b-1 fee, its distribution arrangements allow for greater opportunity for Money Market to increase in size and to benefit from corresponding lower expense ratios and potential for diversification as compared to Cash Management.

            Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Cash Reserve shares of Money Market and for the Class A and Class C shares of Cash Management for the fiscal year ended December 31, 1996. Expense Ratios are shown after any voluntary fee waivers and expense reimbursements.

                                                                                  Cash Management
                                                           Money Market             Class A and
                                                        Cash Reserve Shares      Class C Shares(1)
                                                        -------------------      --------------
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)
 (AFTER FEE WAIVERS OR EXPENSE
 REIMBURSEMENTS, IF ANY)
Management fees . . . . . . . . . . . . . . . . .                0.55%                  0.50%
Rule 12b-1 distribution plan
 payments . . . . . . . . . . . . . . . . . . . .                0.25                   0.00
All other expenses  . . . . . . . . . . . . . . .                0.28                   0.45
                                                                 ----                   ----

Total fund operating expenses . . . . . . . . . .                1.08%                  0.95%
                                                                 =====                  =====

(1) Class A shares did not exist for this fiscal year although it is estimated that the expense ratio would be the same as Class C shares.

         Sales Charges

         No sales charges are applicable to the Cash Management Reorganization.

         Money Market

         Cash Reserve shares of Money Market, which will be issued to Cash Management shareholders pursuant to the Cash Management Agreement, are sold at net asset value without an initial sales charge or a CDSC. The Cash Reserve shares pay AIM Distributors a 0.25% Rule 12b-1 fee for distribution services. Cash Reserve shares of Money Market may be exchanged for a Class A shares of other AIM Funds (except for Class A shares of Money Market). Prior to consummation of the Cash Management Reorganization Money Market expects to offer a new exchange option enabling shareholders of Cash Reserve shares to exchange their shares for Class C shares of AIM Funds. Shareholders of Class C shares of the AIM Funds are subject to a CDSC of up to 1.00% and a Rule 12b-1 fee of 1.00%. For more information, see the Investor's Guide to The AIM Family of Funds--Registered Trademark-- in the attached AFG Prospectus.

         In addition to the Cash Reserve shares, Money Market offers for sale to the public other classes of its shares. The availability of other classes of shares gives potential new investor additional options in selecting a suitable investment and allows for wider distribution of Money Market as compared to Cash Management.

         Cash Management

         The Class A and Class C shares of Cash Management (the only existing classes of shares) are sold at net asset value, without imposition of an initial sales charge or a CDSC. Under limited circumstances, a CDSC may be assessed against redemptions of Class C shares of Cash Management if such shares were purchased by exchange of shares from another of the AIM Funds and held less than one year. Cash Management is not subject to a distribution plan under Rule 12b-1.

COMPARISON OF INTERMEDIATE GOVERNMENT AND INCOME FUND

         Investment Objective and Policies

         The investment objectives of Intermediate Government and Income Fund are similar, although the types of securities the two funds purchase to achieve their objectives differ in minor respects. The investment objective of Intermediate Government is to achieve a high level of current income consistent with reasonable concern for safety of principal. Intermediate Government seeks to achieve that objective by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed, or otherwise backed by the United States Government. Intermediate Government purchases primarily fixed-rate securities, including, but not limited to, high coupon U.
S. Government Agency mortgage-backed securities which provide a higher coupon at the time of purchase than the then prevailing market rate yield. Intermediate Government maintains a dollar-weighted average portfolio maturity of between three and ten years. The investment objective of Income Fund is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. During normal market conditions, at least 65% of Income Fund's investments will consist of income producing securities. Income Fund invests primarily in U. S. Government obligations and carefully selected fixed income corporate obligations considered to be of investment grade quality. Income Fund may invest up to 35% of its assets in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, which carry a guarantee from an agency of the U. S. Government or a private issuer of the timely payment of principal and interest or, in the case of unrated securities, are considered to be investment grade quality. See "Comparison of Investment Objectives and Policies" below.


          Both Intermediate Government and Income Fund invest in U.S. Government obligations, U.S. Government Agency mortgage-backed securities and repurchase agreements. Income Fund is permitted to invest in debt securities rated Baa/BBB, or unrated corporate obligations of a quality at least equal to such rating. These obligations may have speculative characteristics and are subject to increased credit and market risks. In addition, each fund may engage in futures contracts and options on futures contracts for hedging purposes. Income Fund's investment policies and restrictions permit Income Fund to invest in a wider variety of securities than is permitted under Intermediate Government's investment policies and restrictions. AIM believes that although this ability provides Income Fund with greater flexibility to take advantage of valuable market opportunities, it also introduces a potentially volatile aspect to Income Fund. For a more detailed discussion of the investment practices of Money Market and Income Fund, see "Comparison of Investment Objectives and Policies" below.

         Performance

         Set forth below are average annual total returns for the periods indicated for each of Intermediate Government and Income Fund. Average annual total return figures do not take into account sale charges paid by an investor.

                                            Intermediate Government           Income Fund
                                                Class A Shares*             Class C Shares**
                                               -----------------            ----------------
1 Year Ended December 31, 1996                      2.35%                       (1.23%)
3 Years Ended December 31, 1996                     4.74%                        5.52%


* Class C shares did not exist for these fiscal years.
** Class A shares did not exist for these fiscal years.

            Distribution

            Both Intermediate Government's and Income Fund's shares are distributed through AIM Distributors' nationwide distribution network which consists of more than 2,500 broker-dealers and institutions located throughout the United States. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as the distributor of the Class A and Class C shares of Intermediate Government and the Class A and Class C shares of Income Fund. AFG has adopted a plan pursuant to Rule 12b-1 under the 1940 Act under which AFG may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares, of Intermediate Government on an annualized basis for the purpose of financing any activity that is intended to result in the sale of Class A or Class C shares of Intermediate Government. AAFI has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Income Fund currently compensates AIM Distributors an aggregate amount of 0.25% of the average daily net assets of the Class A shares and 0.60% of the average daily net assets of the Class C shares of Income Fund on an annualized basis for the purpose of financing any activity that is intended to result in the sale of Class A or Class C shares of Income Fund. The additional 0.40% payable under Intermediate Government's Rule 12b- 1 plan for its Class C shares enables AIM Distributors to distribute the Class C shares of Intermediate Government more widely, which allows for greater opportunity for Intermediate Government to increase in size and to benefit from corresponding lower expense ratios as compared to Income Fund.

            Set forth below is a comparison of Expense Ratio for the Class A shares and Class C shares of each of Intermediate Government and Income Fund for the fiscal year ended December 31, 1996. Expense Ratios are shown after any voluntary fee waivers and expense reimbursements.

                                     Intermediate Government             Income Fund
                                     -----------------------             -----------

                                     Class A           Class C             Class A            Class C
                                     Shares            Shares(1)           Shares(2)          Shares
                                     ------            -------             ------             ------
ANNUAL OPERATING EXPENSES
 (AS A % OF NET ASSETS)
 (AFTER FEE WAIVERS OR EXPENSE
 REIMBURSEMENTS, IF ANY)
Management Fees . . . . . . . . . .     0.48%             0.48%               0.40%             0.40%
Rule 12b-1 distribution plan
 payments . . . . . . . . . . . . .     0.25%             1.00%               0.25%             0.60%

All other expenses. . . . . . . . .     0.27%             0.28%               0.45%             0.45%
                                        -----             -----               -----             -----

Total fund operating
 expenses . . . . . . . . . . . . .     1.00%             1.76%               1.10%             1.45%(3)
                                        =====             =====               =====             =====



(1) Class C shares did not exist for this fiscal year, however the Expense Ratio for Class B shares of Intermediate Government indicates what the applicable expense ratio for Class C shares would have been for Class C shares, assuming no redemption of shares.

(2) Class A shares did not exist for this fiscal year. Expense ratios shown for Class A shares are estimates for the year ended December 31, 1996.

(3) Certain expenses aggregating $72,341 were voluntarily absorbed by Income Fund's sub-advisor. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 1.76%.

            The information in the following chart indicates applicable fees for Income Fund without fee waivers or expense reimbursements:

                                                                     Income Fund
                                                                     -----------

                                                                Class A         Class C
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)                Shares          Shares
 (WITHOUT FEE WAIVERS OR EXPENSE REIMBURSEMENTS)                ------          -------
Management fees                                                 0.65%           0.65%
Rule 12b-1 distribution plan payments                           0.25%           0.60%

All other expenses                                              0.51%           0.51%
                                                                -----           -----

Total fund operating expenses                                   1.41%           1.76%
                                                                =====           =====

         As a result of 12b-1 distribution plan payments, a long-term shareholder of either Intermediate Government or Income Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc., although it is estimated that it would require a substantial number of years to exceed such maximum charges.

         Despite the higher Rule 12b-1 fee, the total fund operating expenses for Intermediate Government's Class C shares are the same as Income Fund's Class C shares total fund operating expenses would have been without the advisory fee waiver and expense reimbursement. The advisory fee waiver is in effect through September 30, 1998.

         Sale Charges

         No sales charges are applicable to the Income Fund Reorganization.

         Intermediate Government

         Class A shares of Intermediate Government may be purchased at their net asset value plus an initial sales charge. The sales charge represents a percentage of the offering price, and decreases from 4.75% of the offering price to 2.00% of the offering price on purchases of under $1 million. A Rule 12b-1 fee of 0.25% applies to Class A shares. Certain categories of Intermediate Government shareholders may purchase shares of the fund at net asset value without the imposition of a sales charge. In addition, purchases of Class A share of Intermediate Government of $1 million or more may be made at net asset value, subject to a CDSC of 1.00% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total cost such shares if the shares are redeemed prior to 18 months from the date of purchase. Intermediate Government's Class C shares are subject to a CDSC of 1.00% and a Rule 12b-1 fee of 1.00%. For more information, see the Investor's Guide to The AIM Family of Funds--Registered Trademark-- in the attached AFG Prospectus.

         In addition to Class A and Class C shares, Intermediate Government offers Class B shares for sale to the public. The availability of another additional class of shares gives investors an additional option in selecting a suitable investment and allows for wider distribution of Intermediate Government as compared to Income Fund.

         Income Fund

         Class A shares of Income Fund may be purchased in their net asset value plus an initial sales charge. The sales charge represents a percentage of the offering price, and decreases from 4.75% of the offering price to 2.00% of the offering price on purchases of under $1 million. A 0.25% Rule 12b-1 fee also applies. Certain categories of Intermediate Government shareholders may purchase shares of the fund at net asset value without the imposition of a sales charge. In addition, purchases of Class A share of Income Fund of $1 million or more may be made at net asset value, subject to a CDSC of 1.00% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total cost of such shares if the shares are redeemed prior to 18 months from the date of purchase. Income Fund's Class C shares are subject to a CDSC of 0.60% and a Rule 12b-1 fee of 0.60%. For more information, see the Investor's Guide to The AIM Family of Funds--Registered Trademark-- in the attached AFG Prospectus.

RISK FACTORS

         Intermediate Government

         Securities Issued on a When Issued or Delayed Delivery Basis. Intermediate Government may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Intermediate Government also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. Intermediate Government will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the fund may sell these securities before the settlement date if it is deemed advisable.

         Investment in securities on a when-issued or delayed delivery basis may increase Intermediate Government's exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if Intermediate Government must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the fund relies on the other party to complete the transaction. If the transaction is not completed, the fund may miss a price or yield considered to be advantageous. Intermediate Government will employ techniques designed to reduce such risks. If a fund purchases a when- issued security, the fund's custodian bank will segregate cash or other high grade securities in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the fund's when- issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information attached as Appendix I to the Statement of Additional Information.

         Illiquid Securities. Intermediate Government may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the fund from disposing of them promptly at reasonable prices. Intermediate Government may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. AFG's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the fund's monitoring AIM's implementation of the guidelines and procedures.

         Income Fund

         Mortgage-Related Securities. Income Fund may invest in mortgage pass-through securities and collateralized mortgage obligations ("CMO").

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans in which payment of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities may be guaranteed as to principal and interest (but not as to market value) by the full faith and credit of the U. S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which, while not supported by the full faith and credit of the U.S. Government, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligation).

         CMOs - are securities which are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, or FHLMC. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by Income Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying Income Fund's diversification tests.

         Intermediate Government and Income Fund

         Interest Rate Futures Contracts and Related Options. Each of Intermediate Government and Income Fund may purchase and sell interest rate futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Generally, a fund may elect to close a position in a futures contract by taking an opposite position which will terminate the fund's position in the futures contract.

         There are risks associated with investments in stock index futures contracts, interest rate futures contracts, and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a fund's portfolio may differ substantially from the changes anticipated by the fund when hedged positions were established and unanticipated price movements in a futures contract may result in a loss substantially greater than a fund's initial investment in such contract. Successful use of futures contracts and related options is depended upon the advisor's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that the advisor's judgment in this respect will be correct.

         No fund may purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of the fund's total assets.

         Intermediate Government may sell call options. Income Fund may purchase and write put and call options on securities. The purpose of engaging in put and call transactions is to hedge against changes in the market value of the fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions and to close out or offset existing positions in such options or futures contracts as described below. Neither fund will engage in such transactions for speculative purposes.

         Intermediate Government may write a call option and Income Fund may write a call or put option only if the option is "covered" by the fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the fund's obligation as writer of the option. The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where a put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a fund may be unable to close out a position.

         Repurchase Agreements. Each of Intermediate Government and Income Fund may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the 1940 Act is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management this risk is not material; if the seller default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal or in excess of 100% of the repurchase agreement, will be held by the custodian for the particular fund's assets. Repurchase agreement carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the fund if the other party to the repurchase agreement becomes insolvent. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular fund would suffer a loss. It is intended for these funds to enter into repurchase agreements with commercial banks and securities dealers. The Board of Directors/Trustees will monitor the creditworthiness of such entities.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

         Money Market

         The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

         Cash Management

         Cash Management's investment objective is to achieve as high a level of current income, without regard to Federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity.

         Intermediate Government

         The investment objective of Intermediate Government is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

         Income Fund

         Income Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to Federal income tax considerations. During normal market conditions at least 65% of Income Fund's investments will consist of income-producing securities.

INVESTMENT POLICIES

         Money Market

         Money Market intends to invest in money market instruments such as banker's acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which will be denominated in U. S. dollars (referred to collectively as "Money Market Instruments") and U. S. Government direct obligations and U. S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U. S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to the AFG Prospectus attached hereto.

         Money Market may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by the trustees. Money Market will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

         Money Market will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs"), or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards.

         Money Market must also comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds and may be more restrictive than Money Market's restrictions. If any of the fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

         Money Market will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

         Cash Management

         Cash Management seeks to achieve its objective through investment in a diversified portfolio of high-quality, short-term Money Market Instruments, obligations issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities and corporate obligations. Cash Management may also place a portion of its assets in interest-bearing accounts with qualifying banks provided Cash Management is free to withdraw its assets at any time without suffering any interest reduction or other penalty. Because Cash Management invests in high-quality, short-term debt obligations, its ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities which present a greater credit risk.

         Cash Management also complies with the requirements of Rule 2a-7 under the 1940 Act.

         Intermediate Government

         The Government securities which may be purchased by Intermediate Government include but are not limited to (1) U. S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of GNMA, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the FNMA, the Federal Home Loan Bank and the U. S. Postal Service, or (c) the credit of the agency or instrumentality, such as obligations of the FHLMC and Federal Farm Credit System. Although their close relationship with the U. S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which Intermediate Government may invest, see Appendix B to the AFG Prospectus, attached hereto. Intermediate Government may also invest in U. S. Government agency mortgage-backed securities. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years.

         Intermediate Government purchases primarily fixed-rate securities, including but not limited to high coupon U. S. Government agency mortgage-backed securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The price of high coupon
U. S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. Intermediate Government may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from securities.

         The composition and weighted average maturity of Intermediate Government's portfolio will vary from time to time, based upon AIM's determination of how best to achieve Intermediate Government's investment objective. Intermediate Government may invest in U.S. Government securities of all maturities, short-term, intermediate-term and long-term. Intermediate Government will maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of Intermediate Government.

         Income Fund

         The Income Fund hopes to achieve its goal of capital appreciation by selecting fixed income obligations which INVESCO Capital Management Inc. ("ICM"), Income Fund's sub-advisor, believes are of a higher quality than has been generally recognized by the market place. If ICM's analysis is correct in these cases, the value of these obligations should increase as the marketplace recognizes the higher quality of the obligations. ICM intends to identify investments which it believes to be under-rated (and therefore higher yielding) in light of, among other things, historic and current financial condition of the issuer, current and anticipated cash flow and borrowing requirement, strength of management, responsiveness to business conditions, credit standing and historic and current results of operations. Investors should note that investments in fixed income obligations will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of fixed income obligations in which the fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

         Securities in which Income Fund invests consist primarily of U. S. Government obligations and carefully selected fixed income corporate obligations which ICM considers to be of investment grade quality. Income Fund invests only in those corporate obligations which in ICM's opinion have the investment characteristics described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by Standard & Poor's Ratings Services ("S&P") in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. It is possible that the ability of the fund to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations. Investments in government obligations will include direct obligations of the U. S. Government, such as U. S. Treasury Bills, Notes and Bonds, obligations guaranteed by the U. S. Government, such as GNMA obligations, and obligations of U. S. Government authorities, agencies and instrumentalities, such as FNMA, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank obligations.

         Income Fund may invest up to 35% of its assets in mortgage-backed securities, including mortgage pass-through securities and CMOs, which carry a guarantee from an agency of the U. S. Government or a private issuer of the timely payment of principal and interest or, in the case of unrated securities, are considered by the sub-advisor to be investment grade quality.

         Income Fund does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and it may acquire such unrated obligations which in the opinion of ICM are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. With respect to investments in unrated obligations, the fund will rely more on ICM's judgment and experience than would be the case if Income Fund invested solely in rated obligations. Obligations rated Baa by Moody's or BBB by S&P may have speculative characteristics. A rating of Baa by Moody's indicates that the obligation is of "medium grade," neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. A rating of BBB by S&P indicates that the obligation is in the lowest "investment grade" security rating. Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Although such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than obligations in the top three "investment grade" categories. Both credit and market risks as described above are increased by investing in fixed income obligations rated Baa by Moody's and BBB by S&P.

         ICM will attempt to limit fluctuations in the market value of Income Fund by adopting a more defensive posture during periods of economic difficulty. During such periods Income Fund may acquire Treasury Bills and/or high quality short-term Money Market Instruments rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by ICM, at such times, and in such amounts, as in the opinion of ICM seems appropriate.

INVESTMENT RESTRICTIONS

Money Market and Cash Management

          There are some differences in the investment limitations applicable to Money Market and Cash Management. However, Money Market and Cash Management both are money market funds whose investment practices are circumscribed by the more restrictive requirements of Rule 2a-7 of the 1940 Act. Thus the differences in the investment restrictions of Money Market and Cash Management are not reflected in actual operations of the two funds.

Intermediate Government and Income Fund

         Set forth below are certain investment restrictions of Intermediate Government and Income Fund. The investment limitations of Intermediate Government and Income Fund are similar in many respects. Unless otherwise noted, the following investment restrictions are fundamental policies. Fundamental policies may not be changed without the approval of a majority of such fund's outstanding shares, as defined in the 1940 Act.

            The following chart summarizes the differences between the investment limitations of Intermediate Government and Income Fund:

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Futures                    Intermediate Government may purchase    Income Fund may not write, purchase
                             and sell interest rate futures          or sell puts, calls, straddles,
                             contracts or purchase and sell          spreads or combinations thereof,
                             options on futures contracts.           except for transactions in options,
                                                                     futures, and options on futures and
                                                                     transactions arising under swap
                                                                     agreements. Options on interest rate
                                                                     futures contracts and investments in
                                                                     initial margins will not exceed 5% of
                                                                     Income Fund's total assets. Covered
                                                                     call options and cash secured puts
                                                                     will not exceed 25% of Income Fund's
                                                                     total assets. This is not a
                                                                     fundamental policy.


  Short sales and            Intermediate Government may not make    Income Fund may not make short sales
  purchases of securities    short sales of securities or            of securities, but it may purchase or
  on margin                  purchase securities on margin, but      sell options on futures and write,
                             it may obtain such short-term           purchase and sell puts and calls.
                             credits as are necessary for the        Income Fund may not purchase
                             clearance of purchases and sales of     securities on margin except that it
                             securities and may make margin          may obtain such short-term credit as
                             payments in connection with             may be necessary for the clearance of
                             transactions in financial futures       purchases and sales of portfolio
                             contracts and options thereon.          securities.

  Illiquid securities        Intermediate Government may not         Income Fund may not invest in
                             invest more that 15% of its average     securities for which there are legal
                             net assets at the time of purchase      or contractual restrictions on
                             in investments which are not readily    resale, if more than 2% of the value
                             marketable. This is not a               of its total assets would be invested
                             fundamental policy.                     in such securities, or invest in
                                                                     securities for which there is no
                                                                     readily available market, if more
                                                                     than 5% of the value of its total
                                                                     assets would be invested in such
                                                                     securities. In determining securities
                                                                     subject to this 5% restriction,
                                                                     Income Fund will include repurchase
                                                                     agreements maturing in more than
                                                                     seven days.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Securities of one          Intermediate Government may not         With respect to 100% of Income Fund's
  issuer                     purchase the securities of any          assets, the fund may not invest in
                             issuer if such purchase would cause     the securities of any one issuer,
                             more than 5% of the value of its        other than obligations of, or
                             assets to be invested in the            guaranteed by, the U.S. Government,
                             securities of such issuer (except       its agencies, authorities or
                             U.S. Government Securities,             instrumentalities, if immediately
                             including securities issued by its      after such investment more than 5% of
                             agencies and instrumentalities and      the value of Income Fund's total
                             except that Intermediate Government     assets, taken at market value, would
                             may purchase securities of other        be invested in such issuer or more
                             investment companies to the extent      than 10% of such issuer's outstanding
                             permitted by applicable law or          voting securities would be owned by
                             exemptive order). Intermediate          such fund.
                             Government may not purchase the
                             securities of any issuer if such
                             purchase would cause more than 5% of
                             the voting securities, or more than
                             10% of the securities of any class
                             of such issuer, to be held by
                             Intermediate Government (except U.
                             S. Securities, including securities
                             issued by its agencies and
                             instrumentalities) and except that
                             Intermediate Government may purchase
                             securities of other investment
                             companies to the extent permitted by
                             applicable law or exemptive order.

  Issue senior securities    No corresponding restriction. (1940     Income Fund may not issue any class
                             Act restriction prohibiting funds       of senior securities.
                             from issuing senior securities
                             without appropriate disclosure
                             applies, barring Intermediate
                             Government from such issuance)

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Loans                      Intermediate Government may not make    Income Fund may not make loans to
                             loans, except (a) through the           other persons, provided that it may
                             purchase of a portion of an issue of    purchase debt obligations consistent
                             bonds or other obligations of types     with its investment objectives and
                             commonly offered publicly and           policies and may lend limited amounts
                             purchased by financial institutions,    (not to exceed 15% of total assets)
                             (b) through the purchase of short-      of its portfolio securities to
                             term obligations (maturing within a     broker-dealers or other institutional
                             year), including repurchase             investors.
                             agreements, and (c) Intermediate
                             Government may lend its portfolio
                             securities, provided that the value
                             of the securities loaned does not
                             exceed 33-1/3% of a Intermediate
                             Government's total assets.

  Industry concentration     Intermediate Government may not         Income Fund may not invest in the
                             concentrate 25% or more of its          securities of issuers conducting
                             investments in a particular             their principal business activity in
                             industry.                               the same industry, if immediately
                                                                     after such investment the value of
                                                                     its investments in such industry
                                                                     would exceed 25% of the value of
                                                                     Income Fund's total assets; provided,
                                                                     however, that this limitation does
                                                                     not apply to Income Fund's
                                                                     investments in obligations issued or
                                                                     guaranteed by the U.S. Government,
                                                                     its agencies, authorities or
                                                                     instrumentalities.

  Underwriting               Intermediate Government may not act     Income Fund may not underwrite
                             as a securities underwriter.            securities of other issuers except
                                                                     insofar as it may technically be
                                                                     deemed an "underwriter" under the
                                                                     Securities Act of 1933, in connection
                                                                     with the disposition of portfolio
                                                                     securities.
  Oil, gas or other          Intermediate Government shall not       Income Fund may not purchase or sell
  mineral exploration or     invest in oil, gas or mineral           interests in oil, gas or other
  development                leases. This is not a fundamental       mineral leases or exploration or
                             policy.                                 development programs. Income Fund,
                                                                     however, may purchase or sell
                                                                     securities issued by entities which
                                                                     invest in such interests. This is not
                                                                     a fundamental policy.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Real Estate                Intermediate Government may not         Income Fund may not purchase or sell
                             invest in real estate, although         real estate or interests in real
                             Intermediate Government may purchase    estate. Income Fund may invest in
                             securities secured by real estate or    securities secured by real estate or
                             interests therein or issued by          interests therein or issued by
                             issuers which invest in real estate.    companies, including real estate
                                                                     investment trusts, which invest in
                                                                     real estate or interests therein.

  Borrowing                  Intermediate Government may not         Income Fund may not borrow money
                             borrow money or mortgage, pledge, or    except borrowings from banks for
                             hypothecate its assets, except that     temporary or emergency purposes not
                             Intermediate Government may enter       in excess of 5% of the value of its
                             into financial futures contracts,       total assets at the time the
                             and except that Intermediate            borrowing is made. Income Fund may
                             Government may borrow from banks to     not mortgage, pledge, hypothecate or
                             pay for redemptions and for             in any manner transfer as security
                             temporary purposes in an amount not     for indebtedness any securities owned
                             exceeding one-third of the value of     or held except to an extent not
                             its total assets (including the         greater than 5% of the value of
                             amount of such borrowings) less its     Income Fund's total assets.
                             liabilities (excluding the amount of
                             such borrowings) and may secure such
                             borrowings by pledging up to
                             one-third of the value of its total
                             assets. For the purpose of this
                             restriction, collateral arrangements
                             with respect to margin for a
                             financial futures contract are not
                             deemed to be a pledge of assets.
                             Intermediate Government will not
                             purchase securities while borrowings
                             in an amount in excess of 5% of its
                             total assets are outstanding.


  Commodities                Intermediate Government may not buy     Income Fund will not purchase or sell
                             or sell commodities or commodity        commodities or commodities contracts
                             contracts, although Intermediate        except for purchases and sales of
                             Government may purchase and sell        options and futures and options on
                             financial futures contracts and         futures on underlying financial
                             options thereon.                        instruments.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Puts and calls             Intermediate Government may not         Income Fund is permitted to write or
                             invest in puts, calls, straddles,       invest in put or call options.
                             spreads or any combination thereof,
                             except, however, that Intermediate
                             Government may purchase and sell
                             options on financial futures
                             contracts and may sell covered call
                             options. Intermediate Government may
                             not, as a non-fundamental
                             restriction, write a covered call
                             option if, immediately thereafter,
                             the aggregate value of the
                             securities underlying all such
                             options, determined as of the date
                             the options were written, would
                             exceed 5% of the net assets of
                             Intermediate Government.

  Investment in non-         No corresponding restriction.           Income Fund may not invest in non-
  income producing                                                   income producing securities if
  securities                                                         immediately after such investment
                                                                     more than 35% of the value of its
                                                                     total assets would be invested in
                                                                     such securities. However, as an
                                                                     operating policy, Income Fund does
                                                                     not intend to invest in non-income
                                                                     producing securities.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Warrants                   No corresponding restriction.           To the extent Income Fund invests in
                                                                     warrants, its investment in warrants,
                                                                     valued at the lower of cost or
                                                                     market, may not exceed 5% of the
                                                                     value of Income Fund's net assets.
                                                                     Included within that amount, but not
                                                                     to exceed 2% of the value of Income
                                                                     Fund's net assets, may be warrants
                                                                     which are not listed on the New York
                                                                     or American Stock Exchanges. Warrants
                                                                     acquired by Income Fund as part of a
                                                                     unit or attached to securities may be
                                                                     deemed to be without value.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Investment companies       Intermediate Government may purchase    Income Fund may not purchase
                             securities of other investment          securities of other investment
                             companies to the extent permitted by    companies except (a) in connection
                             applicable law or exemptive order.      with a merger, consolidation,
                                                                     acquisition or reorganization; or
                                                                     (b) by purchase in the open market of
                                                                     securities of other investment
                                                                     companies involving only customary
                                                                     brokers' commissions and only if
                                                                     immediately thereafter (i) no more
                                                                     than 3% of the voting securities of
                                                                     any one investment company are owned
                                                                     by Income Fund, (ii) no more than 5%
                                                                     of the value of the total assets of
                                                                     Income Fund would be invested in any
                                                                     one investment company, and (iii) no
                                                                     more than 10% of the value of the
                                                                     total assets of Income Fund would be
                                                                     invested in the securities of such
                                                                     investment companies. A portion of
                                                                     Income Fund's cash may be invested
                                                                     from time to time in investment
                                                                     companies which AIM or the
                                                                     sub-advisor serves as investment
                                                                     advisor; provided that no management
                                                                     or distribution fee will be charged
                                                                     by AIM or the sub-advisor with
                                                                     respect to any such assets so
                                                                     invested and provided further that at
                                                                     no time will more than 3% of Income
                                                                     Fund's assets be so invested. Should
                                                                     Income Fund purchase securities of
                                                                     other investment companies,
                                                                     shareholders may incur additional
                                                                     management, advisory and distribution
                                                                     fees.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Investing for control      Intermediate Government may not         Income Fund may not invest in
                             invest for the purpose of               companies for the purpose of
                             influencing management or exercising    exercising control or management.
                             control, except that Intermediate
                             Government may purchase securities
                             of other investment companies to the
                             extent permitted by applicable law
                             or exemptive order. This is not a
                             fundamental policy.

  Unseasoned issuers         Intermediate Government may not         Income Fund may not invest more than
                             purchase securities of any company      5% of its total assets in securities
                             with a record of less than three        of companies having a record,
                             years of continuous operation           together with predecessors, of less
                             (including that of predecessors) if     than three years continuous
                             such purchase would cause               operation. This is not a fundamental
                             Intermediate Government's aggregate     policy.
                             investments in all such companies
                             taken at cost to exceed 5% of its
                             total assets taken at market value.
                             This is not a fundamental policy.

  Purchase of securities     Intermediate Government may not         Income Fund may not purchase or
  of issuers owned by        purchase or retain the securities of    retain the securities of any issuer
  officers or directors      any issuer, if the officers and         if any individual officer or director
  of advisors or             trustees of AFG, or officers and        of Income Fund, AIM or sub-advisor,
  distributors               directors of AIM who own                or any subsidiary thereof owns
                             beneficially more than 1/2 of 1% of     individually more than 0.5% of the
                             the securities of such issuer,          securities of that issuer and all
                             together own more than 5% of the        such officers and directors together
                             securities of such issuer. This is      own more than 5% of the securities of
                             not a fundamental policy.               that issuer. This is not a
                                                                     fundamental policy.
  Securities of foreign      No corresponding restrictions.          Income Fund may not invest more than
  issuers                                                            10% of the value of its total assets
                                                                     in securities of foreign issuers.
                                                                     This is not a fundamental policy.


PORTFOLIO MANAGERS

            AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including Money Market and Intermediate Government. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of Intermediate Government and their titles, if any, with AIM or its subsidiaries and AFG, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

            Karen Dunn Kelley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), Vice President of AIM and of AFG and has been responsible for Intermediate Government since 1992. Ms. Kelley has been associated with AIM and/or its subsidiaries since 1989 and has a total of 15 years of experience as an investment professional. Meggan Walsh is Vice President of AIM Capital and has been responsible for Intermediate Government since 1992. Ms. Walsh has been associated with AIM and/or its subsidiaries since 1991 and has 10 years of experience as an investment professional. Paula
A. Permenter has been responsible for Intermediate Government since 1996. Ms. Permenter has been associated with AIM and/or its subsidiaries since 1996 and has 11 years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc.

            See the discussion relating to portfolio managers under "Management
- Portfolio Managers - Income Fund" set forth in the AFG Prospectus.

                             FINANCIAL INFORMATION

         Money Market

         Shown below are the financial highlights for a Cash Reserve share outstanding during the six months ended June 30, 1997, each of the years in the three-year period ended December 31, 1996 and the period October 16, 1993 (date operations commenced) through December 31, 1993.


                                                                                                           OCT. 16 -
                                                                                 DECEMBER 31               DEC. 31
                                                   JUNE 30,         ---------------------------------------
                                                    1997              1996          1995        1994        1993
                                                  --------          --------      --------     --------    --------
Net asset value, beginning of period............  $   1.00          $   1.00      $   1.00     $   1.00    $   1.00
                                                  --------          --------      --------     --------    --------
Income from operations:
  Net investment income ........................    0.0220            0.0433        0.0493       0.0337      0.0048
                                                  --------          --------      --------     --------    --------
Less distributions:
  Dividends(from net investment income).........   (0.0220)          (0.0433)      (0.0493)     (0.0337)    (0.0048)
                                                  --------          --------      --------     --------    --------

Net asset value, end of period..................  $   1.00          $   1.00      $   1.00     $   1.00    $   1.00
                                                  ========          ========      ========     ========    ========

Total return ...................................      4.49%             4.41%         5.04%        3.42%       2.27%(a)
                                                  ========          ========      ========     ========    ========

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).......  $466,235          $315,470      $293,450     $359,952    $241,778
                                                  ========          ========      ========     ========    ========

  Ratio of expenses to average net
  assets........................................      1.08%(b)(c)       1.08%         1.04%        0.99%(d)    1.00%(a) (d)
                                                  ========          ========      ========     ========    ========

  Ratio of net investment income to
  average net assets............................      4.45%(b)          4.32%         4.92%        3.49%(d)    2.27%(a) (d)
                                                  ========          ========      ========     ========    ========

----------------

(a) Annualized.
(b) Ratios are annualized and based on average daily net assets of $402,433,762.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average daily net assets would have been the same.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements are 1.08% and 3.40% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.

       Cash Management

       Shown below are financial highlights for a Class A share and Class C share outstanding during the six months ended June 30, 1997, and for a Class C share outstanding during each of the years in the ten-year period ended December 31, 1996.



                                                                      DECEMBER 31,
                                    JUNE 30,   ---------------------------------------------------------
                                         1997                  1996         1995       1994         1993
                               ----------------------        -------     -------     -------     -------
                               CLASS A        CLASS C
                               -------        -------
Net asset value, beginning
   of year .................   $  1.00        $  1.00        $  1.00     $  1.00     $  1.00     $  1.00
                               -------        -------        -------     -------     -------     -------

Investment operations:
  Net investment income ....      0.02           0.02           0.04        0.05        0.03        0.02
                               -------        -------        -------     -------     -------     -------

Distributions:
  Dividends (from net ......     (0.02)         (0.02)         (0.04)      (0.05)      (0.03)      (0.02)
                               -------        -------        -------     -------     -------     -------
   investment income)

Net asset value, end of year   $  1.00        $  1.00        $  1.00     $  1.00     $  1.00     $  1.00
                               =======        =======        =======     =======     =======     =======


Total return (a) ...........      2.23%(b)       2.23%(b)       4.48%       5.04%       3.30%       2.20%
                               =======        =======        =======     =======     =======     =======

  Ratios/Supplemental Data:
  Net assets, end of year
   (000's omitted) .........   $   136        $ 8,481        $15,946     $20,439     $15,212     $13,827
                               =======        =======        =======     =======     =======     =======


  Ratio of expenses to
  average net assets (c) ...      0.48%(b)       0.48%(b)       1.04%       1.00%       1.00%       0.95%
                               =======        =======        =======     =======     =======     =======

  Ratio of net investment
  income to average net
  asset(c) .................      2.23%(b)       2.23%(b)       4.36%       4.91%       3.23%       2.17%
                               =======        =======        =======     =======     =======     =======

                                 1992        1991        1990        1989        1988       1987
                               -------     -------     -------     -------     -------     -------
Net asset value, beginning
   of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                               -------     -------     -------     -------     -------     -------

Investment operations:
  Net investment income ....      0.03        0.05        0.07        0.08        0.07        0.06
                               -------     -------     -------     -------     -------     -------

Distributions:
  Dividends (from net ......     (0.03)      (0.05)      (0.07)      (0.08)      (0.07)      (0.06)
                               -------     -------     -------     -------     -------     -------
   investment income)

Net asset value, end of year   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                               =======     =======     =======     =======     =======     =======


Total return (a) ...........      3.04%       5.08%       7.35%       8.63%       6.90%       5.67%
                               =======     =======     =======     =======     =======     =======

  Ratios/Supplemental Data:
  Net assets, end of year
   (000's omitted) .........   $20,431     $17,730     $20,701     $19,902     $32,309     $27,683
                               =======     =======     =======     =======     =======     =======


  Ratio of expenses to
  average net assets (c) ...      0.73%       1.00%       1.09%       1.00%       0.88%       1.25%
                               =======     =======     =======     =======     =======     =======

  Ratio of net investment
  income to average net
  asset(c) .................      2.94%       5.04%       7.11%       8.31%       6.90%       5.67%
                               =======     =======     =======     =======     =======     =======

----------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) The advisor prior to August 4, 1997, voluntarily absorbed certain expenses of the Fund aggregating $15,099, $38,925, $5,536, and $27,402 for 1993,
    1992, 1990 and 1989, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 1.03%, 0.92%, 1.12% and 1.11% for the above periods, respectively, and the ratio of net investment income to average net assets would have been 2.09%, 2.75%, 7.08%, and 8.20%, respectively.

            Intermediate Government

            Shown below are financial highlights for a Class A share outstanding during the six months ended June 30, 1997, and each of the years in the nine-year period ended December 1996, and the period April 28, 1987 (date operations commenced) through December 31, 1987.


                                                                                     DECEMBER 31,
                                          JUNE 30,        -----------------------------------------------------------------
                                            1997             1996          1995          1994         1993          1992(a)
                                         ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period .   $    9.28        $    9.70     $    8.99     $   10.05     $   10.19     $   10.34
                                         ---------        ---------     ---------     ---------     ---------     ---------

Income from investing operations:
  Net investment income ..............        0.32             0.63          0.69          0.68          0.74          0.77
                                         ---------        ---------     ---------     ---------     ---------     ---------

Net gains (losses) on securities both
  realized and unrealized ............       (0.04)           (0.42)         0.73         (1.02)        (0.04)        (0.15)
                                         ---------        ---------     ---------     ---------     ---------     ---------

Total from investment operations .....        0.28             0.21          1.42         (0.34)         0.70          0.62
                                         ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
  Dividends from net investment income       (0.32)           (0.59)        (0.67)        (0.58)        (0.70)        (0.74)
                                         ---------        ---------     ---------     ---------     ---------     ---------

  Distributions from net realized ....        --               --            --           (0.04)        (0.14)        (0.03)
  capital gain
                                         ---------        ---------     ---------     ---------     ---------     ---------

  Return of capital ..................        --              (0.04)        (0.04)        (0.10)         --            --
                                         ---------        ---------     ---------     ---------     ---------     ---------

  Total distribution .................       (0.32)           (0.63)        (0.71)        (0.72)        (0.84)        (0.77)
                                         ---------        ---------     ---------     ---------     ---------     ---------

Net asset value, end of period .......   $    9.24        $    9.28     $    9.70     $    8.99     $   10.05     $   10.19
                                         =========        =========     =========     =========     =========     =========

Total return (b) .....................        3.03%            2.35%        16.28%        (3.44)%        7.07%         6.26%
                                         =========        =========     =========     =========     =========     =========

Ratios/Supplemental Data:
   Net assets, end of year ...........   $ 157,530        $ 174,344     $ 176,318     $ 158,341     $ 139,586     $ 123,484
                                         =========        =========     =========     =========     =========     =========
   (000's omitted)
  Ratio of expenses to average net
  (exclusive of interest expense)(c).        0 .99(d)(e)       1.00%         1.08%         1.04%         1.00%         0.98%
                                         =========        =========     =========     =========     =========     =========
  Ratio of net investment income to
  average net assets (f) .............        6.98%(d)         6.76%         7.36%         7.34%         7.08%         7.53%
                                         =========        =========     =========     =========     =========     =========

  Portfolio turnover rate ............          33%             134%          140%          109%          110%           42%
                                         =========        =========     =========     =========     =========     =========

                                                                                                          APRIL 28 -
                                                                                                         DECEMBER 31,
                                            1991            1990             1989           1988            1987
                                         -----------     -----------     -----------     -----------     -----------

Net asset value, beginning of period .   $      9.95     $      9.91     $      9.70     $      9.92     $     10.00
                                         -----------     -----------     -----------     -----------     -----------

Income from investing operations:
  Net investment income ..............          0.82            0.87            0.90            0.89            0.55
                                         -----------     -----------     -----------     -----------     -----------

Net gains (losses) on securities both
  realized and unrealized ............          0.41           (0.01)          (0.15)          (0.27)          (0.14)
                                         -----------     -----------     -----------     -----------     -----------

Total from investment operations .....          1.23            0.88            1.05            0.62            0.41
                                         -----------     -----------     -----------     -----------     -----------

Less distributions:
  Dividends from net investment income         (0.84)          (0.84)          (0.84)          (0.84)          (0.49)
                                         -----------     -----------     -----------     -----------     -----------

  Distributions from net realized ....          --              --              --              --              --
                                         -----------     -----------     -----------     -----------     -----------
  capital gain

  Return of capital ..................          --              --              --              --              --
                                         -----------     -----------     -----------     -----------     -----------

  Total distribution .................         (0.84)          (0.84)          (0.84)          (0.84)          (0.49)
                                         -----------     -----------     -----------     -----------     -----------

Net asset value, end of period .......   $     10.34     $      9.95     $      9.91     $      9.70     $      9.92
                                         ===========     ===========     ===========     ===========     ===========

Total return (b) .....................         12.98%           9.39%          11.28%           6.43%           4.18%
                                         ===========     ===========     ===========     ===========     ===========

Ratios/Supplemental Data:
   Net assets, end of year ...........   $   101,409     $    61,463     $    57,077     $    48,372     $    28,052
                                         ===========     ===========     ===========     ===========     ===========
   (000's omitted)
  Ratio of expenses to average net
  (exclusive of interest expense(c)) .          1.00%           1.00%           1.00%           1.00%           1.20%(g)
                                         ===========     ===========     ===========     ===========     ===========
  Ratio of net investment income to
  average net assets (f) .............          8.15%           8.85%           9.10%           9.11%           8.64%(g)
                                         ===========     ===========     ===========     ===========     ===========

  Portfolio turnover rate ............            26%             16%             15%             15%             35%
                                         ===========     ===========     ===========     ===========     ===========

-----------------------

(a) Intermediate Government changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net asset prior to fee waiver and/or expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and 1.08% for 1994-88,
    respectively.
(d) Ratios are annualized and based on average net assets of $164,653,827.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03, for
    1994-88, respectively.
(g) Annualized.

Income Fund

       Shown below are financial highlights for a Class A share and Class C share outstanding during the six months ended June 30, 1997, and for a Class C share outstanding during each of the years in the ten-year period ended December 31, 1996.


                                                                               DECEMBER 31,
                                       JUNE 30,                    ------------------------------------
                                           1997                     1996             1995         1994
                                                                   -------          -------     -------

                                 CLASS A          CLASS C
                                 -------          -------
Net asset value, beginning
  of year ....................   $ 48.87          $ 48.87          $ 52.22          $ 45.33     $ 48.60
                                 -------          -------          -------          -------     -------

Investment operations:
   Net investment income .....      1.45             1.33             2.61             2.44        2.40
                                 -------          -------          -------          -------     -------

  Net gains or losses on
   securities both realized
   and unrealized) ...........     (0.36)           (0.31)           (3.31)            6.91       (3.27)
                                 -------          -------          -------          -------     -------

  Total from investment
   operations ................      1.09             1.02            (0.70)            9.35       (0.87)
                                 -------          -------          -------          -------     -------

Distributions:
  Dividends (from net
   investment income) ........     (1.53)           (1.35)           (2.65)           (2.46)      (2.40)
                                 -------          -------          -------          -------     -------
  Distributions (from
   capital gains) ............      0.00             0.00             0.00             0.00        0.00
                                 -------          -------          -------          -------     -------

Total Distributions ..........     (1.53)           (1.35)           (2.65)           (2.46)      (2.40)
                                 -------          -------          -------          -------     -------

Net asset value, end
 of period ...................   $ 48.43          $ 48.54          $ 48.87          $ 52.22     $ 45.33
                                 =======          =======          =======          =======     =======

Total return (a) .............      2.26%(b)         2.13%(b)        (1.23)%          21.12%      (1.80)%
                                 =======          =======          =======          =======     =======

Ratios/Supplemental Data:
  Net assets, end of period ..   $    29          $24,575          $26,162          $31,986     $25,467
                                 =======          =======          =======          =======     =======
 (000's omitted)
  Ratio of expenses to
  average net assets (c) .....      0.55%(b)         0.72%(b)         1.51%            2.19%       2.25%
                                 =======          =======          =======          =======     =======
  Ratio of net investment
  income to average
  net assets (c) .............      2.91%(b)         2.74%(b)         5.30%            4.94%       5.09%
                                 =======          =======          =======          =======     =======
  Portfolio turnover rate ....         0%(b)            0%(b)           34%              24%        59%
                                 =======          =======          =======          =======     =======


                                                                DECEMBER 31,
                                 -----------------------------------------------------------------------------
                                   1993        1992       1991        1990       1989        1988       1987
                                 -------     -------     -------     -------    -------     -------    -------
Net asset value, beginning
  of year ....................   $ 47.41     $ 47.77     $ 45.42     $ 45.48    $ 44.45     $ 45.45    $ 50.42
                                 -------     -------     -------     -------    -------     -------    -------

Investment operations:
   Net investment income .....      2.28        2.57        3.03        3.43       3.32        3.32       2.71
                                 -------     -------     -------     -------    -------     -------    -------

  Net gains or losses on
   securities both realized
   and unrealized) ...........      1.20       (0.37)       2.43       (0.03)      0.88       (0.92)    ( 3.18)
                                 -------     -------     -------     -------    -------     -------    -------

  Total from investment
   operations ................      3.48        2.20        5.46       (3.40)      4.20        2.40      (0.47)
                                 -------     -------     -------     -------    -------     -------    -------

Distributions:
  Dividends (from net
   investment income) ........     (2.29)      (2.56)      (3.11)      (3.46)     (3.27)      (3.30)     (3.35)
                                 -------     -------     -------     -------    -------     -------    -------
  Distributions (from
   capital gains) ............      0.00        0.00        0.00        0.00       0.00        0.00      (1.15)
                                 -------     -------     -------     -------    -------     -------    -------

Total Distributions ..........     (2.29)      (2.56)      (3.11)      (3.46)     (3.27)      (3.30)     (4.50)
                                 -------     -------     -------     -------    -------     -------    -------

Net asset value, end
 of period ...................   $ 48.60     $ 47.41     $ 47.77     $ 45.42    $ 45.48     $ 44.55    $ 45.45
                                 =======     =======     =======     =======    =======     =======    =======

Total return (a) .............      7.39%       4.74%      12.46%       7.81%      9.12%       5.59%     (0.90)%
                                 =======     =======     =======     =======    =======     =======    =======

Ratios/Supplemental Data:
  Net assets, end of period ..   $42,872     $47,096     $39,104     $41,004    $58,774     $74,309    $81,882
                                 =======     =======     =======     =======    =======     =======    =======
 (000's omitted)
  Ratio of expenses to
  average net assets (c) .....      2.25%       2.25%       2.29%       2.30%      2.35%       2.16%      1.99%
                                 =======     =======     =======     =======    =======     =======    =======
  Ratio of net investment
  income to average
  net assets (c) .............      4.56%       5.48%       6.48%       7.08%      6.98%       6.89%      6.29%
                                 =======     =======     =======     =======    =======     =======    =======
  Portfolio turnover rate ....        92%         16%         37%         25%        33%         49%        64%
                                 =======     =======     =======     =======    =======     =======    =======

--------------------------
(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)  Not annualized.
(c) The advisor prior to August 4, 1997, voluntarily absorbed certain expenses of the Fund aggregating $31,132, $72,341, $17,720, $17,632, and $11,540 for the six months ended June 30, 1997 and the years 1996, 1995, 1993, and 1990, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 0.68% and 0.85%, (each of Class A and Class C) 1.76%, 2.25%, 2.29% and 2.32%, respectively. The ratio of net investment income to average net assets would have been 2.79%, 2.62%, 5.05%, 4.88%, 4.52% and 7.66% for each of Class A and Class C for the six months ended June 30, 1997 and the years ended 1996, 1995, 1993 and 1990, respectively.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of Intermediate Government for the six-month period ended June 30, 1997 is set forth in Appendix IV to this Proxy Statement/Prospectus. A discussion of the performance of Income Fund for the six- months period ended June 30, 1997 is set forth in Appendix V to this Proxy Statement/Prospectus.


                  ADDITIONAL INFORMATION ABOUT THE AGREEMENTS

TERMS OF THE REORGANIZATIONS

         The terms and conditions under which the Reorganizations may be consummated are set forth in the Agreements. Significant provisions of the Agreements are summarized below; however, this summary is qualified in its entirety by reference to each Agreement, copies of which are attached as Appendix I and II to this Proxy Statement/Prospectus.

TRANSFER OF ASSETS

         Money Market will acquire substantially all of the assets of Cash Management in exchange for shares of Money Market. The actual transfer of such assets (the "Cash Closing") is expected to occur on March 2, 1998 (the "Cash Closing Date"), at 7:00 a.m. Central Time (the "Cash Effective Time") on the basis of values calculated as of the close of business on the preceding business day in accordance with the policies of Money Market.

         At the Cash Closing, AFG will issue directly to the shareholders of Cash Management that number of shares of Money Market equal in aggregate net asset value to the aggregate value of Cash Management's assets then transferred. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganization. The value calculations will be made pursuant to procedures customarily used by Money Market. Securities for which there is no readily ascertainable market value will be valued by mutual agreement of AAFI and AFG, provided such value is consistent with AFG's pricing procedures. Promptly after the Cash Closing, AAFI will take steps to pay any outstanding liabilities of Cash Management and Cash Management's status as a designated series of shares of AAFI will be terminated. Any assets held by Cash Management after the Cash Management Reorganization that are not used by AAFI to discharge the debts of Cash Management will be distributed to its shareholders as a dividend, although none is expected.

         Intermediate Government will acquire substantially all of the assets of Income Fund in exchange for shares of Intermediate Government. The actual transfer of such assets (the "Income Closing") is expected to occur on March 2, 1998(the "Income Closing Date"), at 7:00 a.m. Central Time (the "Income Effective Time") on the basis of values calculated as of the close of business on the preceding business day in accordance with the policies of Intermediate Government.

         At the Income Closing, AFG will issue directly to the shareholders of Income Fund that number of shares of Intermediate Government equal in aggregate net asset value to the aggregate value of Income Fund's assets then transferred. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholder's account with Income Fund immediately prior to the Income Fund Reorganization. The value calculations will be made pursuant to procedures customarily used by Intermediate Government. Securities for which there is no readily ascertainable market value will be valued by mutual agreement of AAFI and AFG, provided such value is consistent with AFG's pricing procedures. Promptly after the Income Closing, AAFI will take steps to pay any outstanding liabilities of Income Fund and Income Fund's status as a designated series of shares of AAFI will be terminated. Any assets held by Income Fund after the Income Fund Reorganization that are not used by AAFI to discharge the debts of Income Fund will be distributed to its shareholders as a dividend, although none is expected.

OTHER TERMS

         The Cash Management Agreement may be amended without shareholder approval by mutual agreement of AAFI and AFG. If any amendment is made to the Cash Management Agreement which effects a material change to the Cash Management Agreement and the Cash Management Reorganization, such change will be submitted to the shareholders for their approval.

         Each of AAFI and AFG have made representations and warranties in the Cash Management Agreement that are customary in matters such as the Cash Management Reorganization. The obligations of AAFI and AFG pursuant to the Cash Management Agreement are subject to various conditions, including the following: (a) the assets of Cash Management to be acquired by Money Market shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Cash Management immediately prior to the Cash Management Reorganization; (b) AFG's Registration Statement on Form N-14 under the 1933 Act and the 1940 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of Cash Management shall have approved the Cash Management Agreement; and (d) the receipt of an opinion from Ballard Spahr Andrews & Ingersoll, that the Cash Management Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Cash Management, Money Market or their shareholders.

         Money Market and Cash Management have each agreed to bear their respective expenses in connection with the Cash Management Reorganization.

         The Board of Directors of AAFI may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AAFI's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Cash Management Agreement for the shareholders of Cash Management. The Cash Management Agreement may be terminated and the Cash Management Reorganization may be abandoned by either AAFI or AFG at any time by mutual agreement of AAFI and AFG, or by either party in the event that Cash Management shareholders do not approve the Cash Management Agreement or if the Cash Closing does not occur on or before June 30, 1998.

         If the Cash Management Agreement is approved, an account will be established for each shareholder of Cash Management containing the appropriate number of shares of Money Market. Such accounts will contain certain information about the shareholder that is identical to the account currently maintained for each shareholder of Cash Management.

         The Income Fund Agreement may be amended without shareholder approval by mutual agreement of AAFI and AFG. If any amendment is made to the Income Fund Agreement which effects a material change to the Income Fund Agreement and the Income Fund Reorganization, such change will be submitted to the shareholders for their approval.

         Each of AAFI and AFG have made representations and warranties in the Income Fund Agreement that are customary in matters such as the Income Fund Reorganization. The obligations of AAFI and AFG pursuant to the Income Fund Agreement are subject to various conditions, including the following: (a) the assets of Income Fund to be acquired by Intermediate Government shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Income Fund immediately prior to the Income Fund Reorganization; (b) AFG's Registration Statement on Form N-14 under the 1933 Act and the 1940 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of Income Management shall have approved the Income Fund Agreement; and (d) the receipt of an opinion from Ballard Spahr Andrews & Ingersoll, that the Income Fund Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Income Fund, Intermediate Government or their shareholders.

         Intermediate Government and Income Fund have each agreed to bear their respective expenses in connection with the Income Fund Reorganization.

         The Board of Directors of AAFI may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AAFI's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Income Fund Agreement for the shareholders of Income Fund. The Income Fund Agreement may be terminated and the Income Fund Reorganization may be abandoned by either AAFI or AFG at any time by mutual agreement of AAFI and AFG, or by either party in the event that Income Fund shareholders do not approve the Income Fund Agreement or if the Income Closing does not occur on or before June 30, 1998.

         If the Income Fund Agreement is approved, an account will be established for each shareholder of Income Fund containing the appropriate number of shares of Intermediate Government. Such accounts will contain certain information about the shareholder that is identical to the account currently maintained for each shareholder of Income Fund.

FEDERAL TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Cash Management Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Cash Management Reorganization, under currently applicable law, are as follows: (i) the Cash Management Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;
(ii) in accordance with Sections 361(a) and 361(c)(1) of the Code, no gain or loss will be recognized by Cash Management upon the transfer of its assets to Money Market; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of Cash Management upon the exchange of shares of Cash Management solely for shares of Money Market; (iv) in accordance with Section 358(a) of the Code, the tax basis of the shares of Money Market to be received by a shareholder of Cash Management will be the same as the tax basis of the shares of Cash Management surrendered in exchange therefor; (v) in accordance with Section 1223(1) of the Code, the holding period of the shares of Money Market to be received by a shareholder of Cash Management will include the holding period for which such shareholder held the shares of Cash Management exchanged therefor, provided that such shares of Cash Management are capital assets in the hands of such shareholder as of the Cash Closing; (vi) in accordance with Section 1032 of the Code, no gain or loss will be recognized by Money Market on the receipt of assets of Cash Management in exchange for shares of Money Market; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Cash Management in the hands of Money Market will be the same as the tax basis of such assets in the hands of Cash Management immediately prior to the Cash Management Reorganization; (viii) in accordance with Section 1223(2) of the Code, the holding period of the assets of Cash Management to be received by Money Market will include the holding period of such assets in the hands of Cash Management immediately prior to the Cash Management Reorganization; and (ix) Money Market will succeed to and take into account the items of Cash Management described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury regulations thereunder.


          As a condition to Cash Closing, Ballard Spahr Andrews & Ingersoll will render a favorable opinion as to the foregoing Federal income tax consequences of the Cash Management Reorganization, which opinion will be conditioned upon the accuracy, as of the Cash Closing Date, of certain representations upon which Ballard Spahr Andrews & Ingersoll will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of Cash Management to sell, exchange or otherwise dispose of a number of shares of Money Market received in the Cash Management Reorganization that would reduce the Cash Management shareholders' ownership of Money Market shares to a number of shares having a value, as of the Cash Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Cash Management as of the Cash Closing Date; (B) following the Cash Management Reorganization, Money Market will continue the historic business of Cash Management (for this purpose "historic business" shall mean the business most recently conducted by Cash Management which was not entered into in connection with the Cash Management Reorganization) or use a significant portion of Cash Management's historic business assets in its business; (C) at the direction of Cash Management, Money Market will issue directly to Cash Management's shareholders pro rata the shares of Money Market that Cash Management constructively receives in the Cash Management Reorganization and Cash Management will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Cash Closing; (D) Money Market has no plan or intention to reacquire any of its shares issued in the Cash Management Reorganization, except to the extent that Money Market is required by the 1940 Act to redeem any of its shares presented for redemption; (E) Money Market does not plan or intend to sell or otherwise dispose of any of the assets of Cash Management acquired in the Cash Management Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; (F) Money Market, Cash Management and the shareholders of Cash Management will pay their respective expenses, if any, incurred in connection with the Cash Management Reorganization; (G) Money Market will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Cash Management immediately before the Cash Management Reorganization, including for this purpose amounts used by Cash Management to pay its reorganization expenses and all redemptions and distributions made by Cash Management immediately before the Cash Management Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Cash Management's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and (H) Money Market and Cash Management have each elected to be taxed as a "regulated investment company" ("RIC") under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Cash Management ending on the Cash Closing and the taxable year of Money Market that includes the Cash Closing).


         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE CASH MANAGEMENT REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CASH MANAGEMENT. CASH MANAGEMENT SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS

AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE CASH MANAGEMENT REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.


          The following is a general summary of the material Federal income tax consequences of the Income Fund Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the IRS and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Income Fund Reorganization, under currently applicable law, are as follows: (i) the Income Fund Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code; (ii) in accordance with Sections 361(a) and 361(c)(1) of the Code, no gain or loss will be recognized by Income Fund upon the transfer of its assets to Intermediate Government; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of Income Fund upon the exchange of shares of Income Fund solely for shares of Intermediate Government; (iv) in accordance with Section 358(a) of the Code, the tax basis of the shares of Intermediate Government to be received by a shareholder of Income Fund will be the same as the tax basis of the shares of Income Fund surrendered in exchange therefor; (v) in accordance with Section 1223(1) of the Code, the holding period of the shares of Intermediate Government to be received by a shareholder of Income Fund will include the holding period for which such shareholder held the shares of Income Fund exchanged therefor provided that such shares of Income Fund are capital assets in the hands of such shareholder as of the Income Closing; (vi) in accordance with Section 1032 of the Code, no gain or loss will be recognized by Intermediate Government on the receipt of assets of Income Fund in exchange for shares of Intermediate Government; (vii) in accordance with
Section 362(b) of the Code, the tax basis of the assets of Income Fund in the hands of Intermediate Government will be the same as the tax basis of such assets in the hands of Income Fund immediately prior to the Income Fund Reorganization; (viii) in accordance with Section 1223(2) of the Code, the holding period of the assets of Income Fund to be received by Intermediate Government will include the holding period of such assets in the hands of Income Fund immediately prior to the Income Fund Reorganization; and (ix) Intermediate Government will succeed to and take into account the items of Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury regulations thereunder.



          As a condition to Income Closing, Ballard Spahr Andrews & Ingersoll will render a favorable opinion as to the foregoing Federal income tax consequences of the Income Fund Reorganization, which opinion will be conditioned upon the accuracy, as of the Income Closing Date, of certain representations upon which Ballard Spahr Andrews & Ingersoll will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of Income Fund to sell, exchange or otherwise dispose of a number of shares of Intermediate Government received in the Income Fund Reorganization that would reduce the Income Fund shareholders' ownership of Intermediate Government shares to a number of shares having a value, as of the Income Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Income Fund as of the Income Closing Date; (B) following the Income Fund Reorganization, Intermediate Government will continue the historic business of Income Fund (for this purpose "historic business" shall mean the business most recently conducted by Income Fund which was not entered into in connection with the Income Fund Reorganization) or use a significant portion of Income Fund's historic business assets in its business; (C) at the direction of Income Fund, Intermediate Government will issue directly to Income Fund's shareholders pro rata the shares of Intermediate Government that Income Fund constructively receives in the Income Fund Reorganization and Income Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Income Closing; (D) Intermediate Government has no plan or intention to reacquire any of its shares issued in the Income Fund Reorganization, except to the extent that Intermediate Government is required by the 1940 Act to redeem any of its shares presented for redemption; (E) Intermediate Government does not plan or intend to sell or otherwise dispose of any of the assets of Income Fund acquired in the Income Fund Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; (F) Intermediate Government, Income Fund and the shareholders of Income Fund will pay their respective expenses, if any, incurred in connection with the Income Fund Reorganization; (G) Intermediate Government will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Income Fund immediately before the Income Fund Reorganization, including for this purpose amounts used by Income Fund to pay its reorganization expenses and all redemptions and distributions made by Income Fund immediately before the Income Fund Reorganization (other than redemptions pursuant to demands of shareholders in the ordinary course of Income Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code; and (H) Intermediate Government and Income Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Income Fund ending on the Closing and the taxable year of Intermediate Government that includes the Closing).

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE INCOME FUND REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF INCOME FUND. INCOME FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE INCOME FUND REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

CAPITAL LOSS CARRYFORWARD

         As of December 31, 1996, Cash Management had a capital loss carryforward available to offset future capital gains of approximately $1,113. Under Section 381 of the Code, Money Market will succeed to the capital loss carryforwards of Cash Management if, as described in "Additional Information about the Agreements -- Federal Tax Consequences" above, the Cash Management Reorganization qualifies as a "reorganization" under Section 368 (a) of the Code. The carryforward period for capital losses is limited to eight years and absent realized capital gains, these capital loss carryforwards will expire through the year 2004.

         As a result of the Cash Management Reorganization, Cash Management will undergo an ownership change, as defined under Section 382 of the Code. The amount of Cash Management's capital loss carryforwards which can be taken into account each year by Money Market to offset any realized capital gains will not exceed an amount equal to the fair market value of Cash Management on the date the Cash Management Reorganization is consummated multiplied by the long-term tax-exempt rate in effect at that time.


         The amount of such capital loss carryforwards may be different at the Cash Effective Time. The Cash Management Agreement does not provide for any adjustment to the number of shares that Cash Management shareholders will receive to reflect any potential income tax effect on the shareholders of Cash Management which might result from any differences in the proportionate amounts of the capital loss carryforward because of the difficulty of predicting the potential use by Money Market of such capital loss carryforward. It is anticipated that there will be no distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

         As of December 31, 1996, Income Fund had a capital loss carryforward available to offset future capital gains of approximately $930,172. Under
Section 381 of the Code, Intermediate Government will succeed to the capital loss carryforwards of Income Fund if, as described in "Additional Information about the Agreements -- Federal Tax Consequences" above, the Income Fund Reorganization qualifies as a "reorganization" under Section 368 (a) of the Code. The carryforward period for capital losses is limited to eight years and absent realized capital gains, these capital loss carryforwards will expire through the year 2002.

         As a result of the Income Fund Reorganization, Income Fund will undergo an ownership change, as defined under Section 382 of the Code. The amount of Income Fund's capital loss carryforwards which can be taken into account each year by Intermediate Government to offset any realized capital gains will not exceed an amount equal to the fair market value of Income Fund on the date the Income Fund Reorganization is consummated multiplied by the long-term tax-exempt rate in effect at that time.

         The amount of such capital loss carryforwards may be different at the Income Effective Time. The Income Fund Agreement does not provide for any adjustment to the number of shares that Income Fund shareholders will receive to reflect any potential income tax effect on the shareholders of Income Fund which might result from any differences in the proportionate amounts of the capital loss carryforward because of the difficulty of predicting the potential use by Intermediate Government of such capital loss carryforward. It is anticipated that there will be no distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

ACCOUNTING TREATMENT

         The Reorganizations will be accounted for on a continuing entity (pooling of interests without restatement) basis. Accordingly, the book cost basis to Money Market of the assets of Cash Management will be the same as the book cost basis of such assets to Cash Management, and the book cost basis to Intermediate Government of the assets of Income Fund will be the same as the book cost basis of such assets to Income Fund.

                             RIGHTS OF SHAREHOLDERS

         AAFI is organized as a Maryland corporation and AFG is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AFG are substantially the same as those of the directors of AAFI.

         There are, however, certain differences between the two forms of organization. The operations of AAFI, as a Maryland corporation, are governed by its Articles of Incorporation and applicable Maryland law. The operations of AFG, as a Delaware business trust, are governed by its Agreement and Declaration of Trust (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

         The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust may be held personally liable for that trust's obligations to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of AFG shall not be subject to any personal liability for acts or obligations of AFG and that every written agreement, obligation or other undertaking made or issued by AFG shall contain a provision to the effect that shareholders are not personally liable thereunder.

In addition, the Declaration of Trust provides for indemnification out of AFG property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which AFG itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of AFG's assets and operations, the possibility of AFG's being unable to meet its obligations is considered remote, and given the nature of AFG's operations, even if a claim were brought against AFG and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

         Shareholders of a Maryland corporation generally do not have personal liability for a corporation's obligations, except a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law.

ELECTION OF DIRECTORS/TRUSTEES; ANNUAL SHAREHOLDER MEETINGS

         The shareholders of AFG initially elected the trustees of AFG and are, thereafter, entitled to vote for the election of trustees only to the extent such vote may be required by the 1940 Act, by the Declaration of Trust or by AFG's By-Laws. AFG is not otherwise required to hold annual shareholder meetings. The shareholders of AAFI initially elected the directors of AAFI and are, thereafter, entitled to vote for the election of directors only to the extent such vote may be required by the 1940 Act, by the Articles of Incorporation or by AAFI's By-Laws. AAFI is not otherwise required to hold annual shareholder meetings.

TERMS OF DIRECTORS/TRUSTEES

         The Declaration of Trust provides that the trustees of AFG shall hold office during the lifetime of AFG except as follows: (a) any trustees may resign or retire; (b) any trustee may be removed by the other trustees or the shareholders of the trust (as discussed below); or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees. AAFI's By-Laws provide that a director shall hold office until the next election of directors is held or until his successor is duly elected and qualified.

REMOVAL OF DIRECTORS/TRUSTEES

         A trustee of AFG may be removed by a vote of two-thirds of the outstanding shares at any meeting of the shareholders of AFG or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective. The Declaration of Trust provides that in the case of refusal to serve, death, resignation, retirement or removal of a trustee, the remaining trustees may either fill the vacancy or leave the vacancy unfilled or reduce the number of trustees. Any appointment of a trustee shall be evidenced by a written instrument signed by a majority of the trustees in office. AAFI's Articles of Incorporation do not specifically address removal of a director. Under Maryland law, removal of a director requires the affirmative vote of a majority of the votes entitled to be cast for the election of directors.

SPECIAL MEETINGS OF SHAREHOLDERS

         AFG's Declaration of Trust provides that trustees may call special meetings of shareholders. In addition, AFG's By-Laws provide that holders of 10% of the outstanding shares of AFG may require that the trustees call a special meeting for the removal of a trustee. AAFI's By-Laws provide that a special meeting of shareholders may be called by the chairman, president or the Board of Directors and shall be called by the secretary upon the written request of the holders of at least 25% of all the votes entitled to be cast at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS

         Under AFG's Declaration of Trust, the trustees of AFG shall not be liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. While AFG's Declaration of Trust does not contain any provision limiting the liability of officers, under Delaware business trust law, the officers of AFG are not personally liable to any person other than AFG or shareholders for any act, omission or obligation of AFG or its trustees. AFG's Declaration of Trust and Bylaws allow for the indemnification of trustees and officers to the fullest extent permitted by Delaware law and AFG's Bylaws. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person from and against any and all claims and demands whatsoever.

         Under AAFI's Articles of Incorporation, to the fullest extent that limitations on liability of directors and officers are permitted by Maryland General Corporation law, no director or officer of AAFI shall have any liability to AAFI or its shareholders for damages.

TERMINATION

         AFG's Declaration of Trust provides that AFG may be terminated at any time (i) by the vote of shareholders holding a majority of shares outstanding provided that the Trustees have submitted the termination of AFG to the shareholders for their approval or (ii) by the trustees by written notice to shareholders, provided that as of the date on which they have determined to so terminate there are fewer than 100 holders of record of AFG. Any portfolio of AFG may be terminated at any time (i) by a vote of the shareholders entitled to vote and holding at least a majority of the shares of such portfolio provided that the trustees have submitted the termination of such portfolio to the shareholders for their approval or (ii) by the trustees by written notice to such shareholders provided that, as of the date on which the trustees have determined to terminate the portfolio, there are fewer than 100 holders of record of such portfolio.

         Under Maryland law, AAFI may be dissolved by vote of a majority of the directors, followed by the affirmative vote of two-thirds of AAFI's outstanding stock.

VOTING RIGHTS OF SHAREHOLDERS

         Currently, AFG's Declaration of Trust grants shareholders power to do the following: (i) elect trustees, provided that a meeting of shareholders has been called for that purpose; (ii) remove trustees, provided that a meeting of shareholders has been called for that purpose; (iii) approve the termination of AFG or any portfolio or class of shares of AFG, provided that a meeting of shareholders has been called for that purpose, unless, as of the date on which the trustees have determined to so terminate AFG or such portfolio or class, there are fewer than 100 holders of record of AFG or such terminating portfolio or class of shares of AFG; (iv) approve the sale of all or substantially all of the assets of AFG or of any portfolio or class of shares of AFG, unless the primary purpose of such sale is to change AFG's domicile or form of organization or form of business trust; (v) approve the merger or consolidation of AFG or any portfolio or class of shares of AFG with and into another company unless (A) the primary purpose of such merger or consolidation is to change AFG's domicile or form of organization or form of business trust, or (B) after giving effect to such merger or consolidation, based on the number of shares outstanding as of a date selected by the trustees, the shareholders of AFG or such portfolio or class will have a majority of the outstanding shares of the surviving company or portfolio or class, as the case may be; (vi) approve any amendment to their voting rights; and (vii) approve such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Shareholders of a Maryland corporation such as AAFI are entitled to vote on numerous matters affecting the corporation (such as mergers or sales of substantially all of the assets of the corporation) as provided by Maryland corporation law.

DISSENTERS' RIGHTS

         Under Maryland law, an AAFI shareholder may not demand the fair value of his shares from the successor company in a transaction involving the transfer of AAFI's assets, and is bound by the terms of the transaction, because AAFI's stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value. Neither Delaware law nor AFG's Declaration of Trust or Bylaws provides AFG's shareholders with dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

         The trustees of AFG may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made to change the voting power of the shareholders of AFG as set forth in the Declaration of Trust. Consistent with Maryland law, AAFI's Articles of Incorporation provide that AAFI reserves the right to amend any provision contained in the Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding capital stock. The Board of Directors of AAFI may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval.


                    OWNERSHIP OF MONEY MARKET, INTERMEDIATE
               GOVERNMENT, CASH MANAGEMENT AND INCOME FUND SHARES

CONTROL PERSONS

         Ownership of Intermediate Government

         As of December 10, 1997, Merrill Lynch Pierce Fenner & Smith, FBO the sole benefit of its Customers, owned of record 83,970.000 Class C shares of Intermediate Government, or 36.157% of the outstanding shares of such class.

         Ownership of Cash Management

         As of December 10, 1997, INVESCO Services, Inc. owned of record 103,903.790 Class A shares of Cash Management, or 76.064% of the outstanding shares of such class.

         Ownership of Income Fund

         As of December 10, 1997, Florence A. Correll owned of record 520.280 Class A shares of Income Fund, or 58.354% of the outstanding shares of such class.

         Listed below is the name, address and percent ownership of each person who as of December 10, 1997, to the knowledge of AFG, owned beneficially 5% or more of the outstanding shares of Money Market:

                                                                                            Percent
                                                       Number of                           Beneficial
Name and Address                                      Shares Owned                         Ownership
----------------                                      ------------                         ---------
Cash Reserve Shares
-------------------
Charles T. Bauer &                                   24,470,268.630                          6.712%
Ruth J. Bauer
11 Greenway Plaza
Suite 100
Houston, Texas 77046

A I M Advisors, Inc. ..............................  17,934,917.420                          5.153%
11 Greenway Plaza, Suite 100
Attn: David Hessel
Houston, Texas 77046

Listed below is the name, address and percent ownership of each person who as of December 10, 1997, to the knowledge of AFG, owned beneficially 5% or more of the outstanding shares of Intermediate Government:

                                                                                            Percent
                                                       Number of                           Beneficial
Name and Address                                      Shares Owned                         Ownership
----------------                                      ------------                         ---------
Class A Shares
--------------
Merrill Lynch Pierce Fenner & Smith..............      417,023.000                           8.126%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, FL 32246

Class C Shares
--------------
Merrill Lynch Pierce Fenner & Smith...............      83,970.000                          36.157%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Fl.
Jacksonville, FL 32246

ITC Cust. 403B Plan...............................      37,408.713                          16.108%
First-Plymouth Congre. Church FBO
John M. Levick, Jr.
2454 Ryons St.
Lincoln, NE 68502-4024

Arden W. Richards and ............................      31,982.942                          13.772%
Velma T. Richards
2401 E. Seventh St.
Tucson, AZ 85719

ITC Cust. IRA FBO.................................      22,632.607                           9.745%
John R. Baker
Plan 09/16/92
301 Elizabeth St.
Summerville, SC 29483-4259

Victor P. Biasella TTEE...........................      15,940.489                           6.834%
Victor P. Biasella Rev. Liv. Tr.
DTD 11-07-96
1509 Bailey Road
Cuyahoga Falls, OH 44221

         Listed below is the name, address and percent ownership of each person who as of December 10, 1997, to the knowledge of AAFI, owned beneficially 5% or more of the outstanding shares of Cash Management:

                                                                                          Percent
                                                         Number of                      Beneficial
Name and Address                                        Shares Owned                     Ownership
----------------                                        ------------                     ---------
Class A Shares
--------------
INVESCO Services, Inc.                                    103,903.790                    76.064%
Attn: Tony Green
1355 Peachtree St. NE
Atlanta, GA 30306-3269

Middleton Savant and                                       24,260.130                    17.760%
Sheila Johnson
26 Dunsford Dr.
Sullivan, MO 63080

Class C Shares
--------------
ITC Cust. Rollover IRA FBO                                248,183.030                     5.427%
Bruno H. Zwerenz
501 NE Lacosta St.
Lees Summit, MO 64064

         Listed below is the name, address and percent ownership of each person who as of December 10, 1997, to the knowledge of AAFI, owned beneficially 5% or more of the outstanding shares of Income Fund:

                                                                                        Percent
                                                            Number of                 Beneficial
Name and Address                                           Shares Owned                Ownership
----------------                                           ------------                ---------
Class A Shares
--------------
Florence A. Correll                                           520.280                    58.354%
1329 Nevada St.
Allentown, PA 18103-3006

NFSC FBO C7W-608904                                           193.836                    21.740%
Lois M. Bove
FMT Co TTEE NFRP PS
UA 01 01 84
501 Atwood Ct.
Newtown, PA 18940-1755

INVESCO Services, Inc.                                        105.805                    11.867%
Attn: Tony Green
1355 Peachtree St. NE
Atlanta, GA 30309-3269

PaineWebber For the Benefit of                                 71.676                     8.039%
PaineWebber Cdn FBO
Molly Elizabeth Scarmoutsos
P.O. Box 3321
Weehawken, NJ 07087-8154

Class C Shares
--------------
Merrill Lynch Pierce Fenner & Smith                         51,225.00                    10.767%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lane Dr. East
Jacksonville, FL 32246


OWNERSHIP OF OFFICERS AND TRUSTEES/DIRECTORS

         To the best of the knowledge of AFG, the beneficial ownership of shares of Money Market and of Intermediate Government by officers and trustees of AFG as a group constituted less than 1% of the outstanding shares of such fund; except that the officers and trustees as a group owned 10.19% of the outstanding Cash Reserve shares of Money Market as of December 10, 1997. To the best of the knowledge of AAFI, the beneficial ownership of shares of Cash Management and of Income Fund by officers or directors of AAFI as a group constituted less than 1% of the outstanding shares of such fund as of December 10, 1997.

                                 CAPITALIZATION

         The following table sets forth as of September 30, 1997, (i) the capitalization of Money Market Cash Reserve shares, (ii) the capitalization of Cash Management Class A and Class C shares, and (iii) the pro-forma capitalization of Money Market Cash Reserve shares as adjusted to give effect to the transactions contemplated by the Cash Management Agreement.


                                                                                           PRO FORMA
                                                                    CASH                  MONEY MARKET
                                      MONEY MARKET               MANAGEMENT               CASH RESERVE
                                      CASH RESERVE              CLASS A AND                  SHARES
                                         SHARES               CLASS C SHARES              AS ADJUSTED
                                         ------               --------------              -----------
  Net Assets                          $273,947,980               $7,031,920               $280,979,900


  Shares Outstanding                   273,927,309                7,032,374                280,959,683

  Net Asset Value Per Share           $       1.00               $     1.00               $       1.00


         The following table sets forth as of September 30, 1997, (i) the capitalization of Intermediate Government Class A shares, (ii) the capitalization of Income Fund Class A shares, and (iii) the pro-forma capitalization of Intermediate Government Class A shares as adjusted to give effect to the transactions contemplated by the Income Fund Agreement:




                                                                                PRO FORMA
                                                                               INTERMEDIATE
                                INTERMEDIATE                                    GOVERNMENT
                                 GOVERNMENT               INCOME FUND         CLASS A SHARES
                              CLASS A SHARES            CLASS A SHARES         AS ADJUSTED
                              ---------------           --------------        --------------
Net Assets                     $157,095,768               $   50,912            $157,146,680

Shares Outstanding               16,789,490                1,037,453              16,794,929

Net Asset Value Per Share      $       9.36               $    49.07            $       9.36



         The following table sets forth as of September 30, 1997, (i) the capitalization of Intermediate Government Class C shares (ii) the capitalization of Income Fund Class C shares, and (iii) the pro forma capitalization of Intermediate Government Class C shares as adjusted to give the effect to the transactions contemplated by the Income Fund Agreement:

                                                                                           PRO FORMA
                                                                                          INTERMEDIATE
                                      INTERMEDIATE                                         GOVERNMENT
                                       GOVERNMENT               INCOME FUND              CLASS C SHARES
                                     CLASS C SHARES            CLASS C SHARES             AS ADJUSTED
                                     --------------            --------------             -----------
  Net Assets                           $1,368,595               $ 24,552,143              $ 25,920,738

  Shares Outstanding                      146,350                    498,328                 2,772,299

  Net Asset Value Per Share            $     9.35               $      49.27              $       9.35


                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Money Market and Intermediate Government will be passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.


         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AAFI and AFG have filed with the SEC pursuant to the requirements of the Securities Act and the 1940 Act, to which reference is hereby made. The SEC file number for AAFI's registration statement containing the Prospectus and Statement of Additional Information relating to Cash Management and Income Fund is Registration No. 2-87377. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AFG's registration statement containing the Prospectus and Statement of Additional Information relating to Money Market and Intermediate Government is Registration No. 2-27334. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         AFG and AAFI are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AAFI and AFG (including the Registration Statement of AFG relating to Money Market and Intermediate Government on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates.

                   ADDITIONAL INFORMATION ABOUT MONEY MARKET,
            INTERMEDIATE GOVERNMENT, CASH MANAGEMENT AND INCOME FUND

         For more information with respect to AFG and Money Market and Intermediate Government concerning the following topics, please refer to the AFG Prospectus as indicated: (i) see the discussion "Investment Objectives," "Summary," "About the Funds," "Investment Programs," "Management" and "General Information" for further information regarding AFG and Money Market and Intermediate Government; (ii) see the discussion "Summary," "Investment Objectives and Policies," "Investment Restrictions," "Repurchase Agreement and Reverse Repurchase Agreements" and "Ratings of Securities" for further information regarding investment objectives and polices of Money Market and Intermediate Government; (iii) see the discussion "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the capital stock of Money Market and Intermediate Government; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of Money Market and Intermediate Government shares.

         For more information with respect to AAFI and Cash Management and Income Fund concerning the following topics, please refer to the AAFI Prospectus as indicated: (i) see the discussion "Summary," "About the Funds," "Investment Programs," "Management" and "General Information" for further information regarding AAFI and Cash Management and Income Fund; (ii) see the discussion "Summary," "Investment Programs," "Management" and "General Information" for further information regarding management of Cash Management and Income Fund; (iii) see the discussion "Summary," "Management," "Miscellaneous," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the capital stock of Cash Management and Income Fund; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of Cash Management and Income Fund shares.

                                                                      APPENDIX I




                                   AGREEMENT

                                      and


                             PLAN OF REORGANIZATION

                                      for


                        AIM ADVISOR CASH MANAGEMENT FUND


                                 a Portfolio of

                            AIM ADVISOR FUNDS, INC.

                                                    TABLE OF CONTENTS
ARTICLE I
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1.       Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II
         TRANSFER OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.1.       Reorganization of Cash Management Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.2.       Computation of Net.Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.3.       Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.4.       Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.5.       Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.6.       Dissolution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.7.       Issuance of AFG Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.8.       Investment Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.9        Liabilities and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF AAFI   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 3.1.       Incorporation: Qualification and Corporate Authority  . . . . . . . . . . . . . . . . . . . 5
         Section 3.2.       Registration and Regulation of AAFI . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 3.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 3.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . . . 5
         Section 3.5.       CMF Shares; Liabilities; Business Operations  . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.7.       Binding Obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.8.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.9.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.10.      Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.11.      No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.12.      Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.13.      Properties and Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.14.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.15.      Benefit and Employment Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.16.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.17.      Voting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.18.      State Takeover Statutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 3.19.      Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 3.20.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF AFG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.1.       Organization; Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.2.       Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

         Section 4.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . .   9
         Section 4.5.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.7.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.8.       Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.9.       No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.10.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.11.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.12.      Registration and Regulation of Company  . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.13.      Registration of Money Market Portfolio Cash Reserve Shares  . . . . . . . . . . . . . . .  11
         Section 4.14.      Representations Concerning the Reorganization . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.15.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE V
         COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.1.       Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.2.       Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.3.       Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.4.       Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.5.       Notice of Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.6.       Access to Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.7.       Consents, Approvals and Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.8.       Submission of Agreement to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE VI
         CONDITIONS PRECEDENT TO THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.1.       Conditions Precedent of AFG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.2.       Mutual Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.3.       Conditions Precedent of AAFI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE VII
         TERMINATION OF AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.1.       Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.2.       Survival After Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE VIII
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.1.       Nonsurvival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.2.       Law Governing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.3.       Binding Effect, Persons Benefiting, No Assignment . . . . . . . . . . . . . . . . . . . .  16
         Section 8.4.       Obligations of AFG and AAFI.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.5.       Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.6.       Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.7.       Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.8.       Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.9.       Entire Agreement; Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         Section 8.10.      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         Schedule 6.1(d)            - Opinion of Counsel to AIM Advisor Cash Management Fund
         Schedule 6.2(f)            - Tax Opinions
         Schedule 6.3(d)            - Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION


                 AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 25, 1997 (this "Agreement"), by and between AIM Advisor Funds, Inc., a Maryland corporation ("AAFI"), acting on behalf of AIM Advisor Cash Management Fund ("Cash Management Fund"), and AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Money Market Fund (the "Money Market Portfolio").

                                   WITNESSETH

                 WHEREAS, AAFI is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in seven investment portfolios, including Cash Management Fund, for sale to the public; and

                 WHEREAS, AFG is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in several investment portfolios, including the Money Market Portfolio, for sale to the public; and

                 WHEREAS, Cash Management Fund owns securities in which the Money Market Portfolio is permitted to invest; and

                 WHEREAS, Cash Management Fund desires to provide for its reorganization through the transfer of substantially all of its assets to the Money Market Portfolio in exchange for shares of the Money Market Portfolio issued in the manner set forth in this Agreement; and

                 WHEREAS, this Agreement is intended to be and is adopted as a Plan of Reorganization and Liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                 NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AFG and AAFI agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                 Section 1.1. Definitions. (a) For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                 "AAFI" means AIM Advisor Funds, Inc., a Maryland corporation.

                 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                 "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, Registration No. 2-27334, that is applicable to the Portfolio.

                 "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                 "AFG" means AIM Funds Group, a Delaware business trust.

                 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                 "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AAFI on behalf of Cash Management Fund, or otherwise providing benefits to any current or former employee, officer or director of AAFI.

                 "Cash Management Fund" means AIM Advisor Cash Management Fund, a portfolio of AAFI.

                 "CMF Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

                 "CMF Shareholders" means the holders of record as of the Closing Date of the issued and outstanding shares of the capital stock of Cash Management Fund.

                 "CMF Shareholders Meeting" means a meeting of the shareholders of Cash Management Fund convened in accordance with applicable law and the articles of incorporation of AAFI to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

                 "CMF Shares" means the issued and outstanding shares of the capital stock of Cash Management Fund.

                 "Closing" means the transfer of the assets of Cash Management Fund against the delivery of Money Market Portfolio Cash Reserve Shares directly to the shareholders of Cash Management Fund as described in Section
2.1 of this Agreement.

                 "Closing Date" means March 2, 1998, or such other date as the parties may mutually determine.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Money Market Portfolio.

                 "Effective Time" shall mean 7:00 a.m. Central Time on the Closing Date.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Excluded Assets" shall have the meaning set forth in Section
2.3 of this Agreement.

                 "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                 "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                 "Money Market Portfolio" means AIM Money Market Fund, an investment portfolio of AFG.

                 "Money Market Portfolio Cash Reserve Shares" means Cash Reserve Shares of the Money Market Portfolio issued by AFG, each representing an interest in the Money Market Portfolio.

                 "Money Market Portfolio Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

                 "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                 "Reorganization" means the acquisition of certain of the assets of Cash Management Fund by the Money Market Portfolio in consideration of the issuance of Money

Market Portfolio Cash Reserve Shares directly to CMF Shareholders as described in this Agreement.

                 "Required CMF Shareholder Vote" shall have the meaning set forth in Section 3.19 of this Agreement.

                 "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                 "SEC" means the United States Securities and Exchange
Commission.

                 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Tax" means any tax or similar governmental charge, impost or levy (including, without limitation, income taxes (including, without limitation, alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                 "Valuation Date" shall have the meaning set forth in Section
2.4 of this Agreement.


                                   ARTICLE II
                               TRANSFER OF ASSETS

                 Section 2.1. Reorganization of Cash Management Fund. At the Effective Time, all of the assets of Cash Management Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the Money Market Portfolio, in exchange for, and against delivery by AFG directly to the CMF Shareholders at the opening of business on the Closing Date of a number of Money Market Portfolio Cash Reserve Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of the Cash Management Fund so transferred, assigned and delivered, all determined and adjusted as provided in
Section 2.2 below. Upon delivery of such assets, the Money Market Portfolio will receive good and marketable title to such assets free and clear of all Liens.

                 Section 2.2.       Computation of Net Asset Value.

                 (a) The net asset value of the Money Market Portfolio Cash Reserve Shares and the net value of the assets of Cash Management Fund subject to this Agreement shall, in each case, be determined as of the close of business on the NYSE on the Valuation Date.

                 (b) The net asset value of the Money Market Portfolio Cash Reserve Shares shall be computed in accordance with the policies and procedures of the Money Market Portfolio as described in the AFG Registration Statement.

                 (c) The net value of the assets of Cash Management Fund subject to this Agreement shall be computed by AFG and shall be subject to adjustment by the amount, if any, agreed to by AAFI and AFG. In determining the value of the securities transferred by Cash Management Fund to the Money Market Portfolio, each security shall be priced in accordance with the policies and procedures of the Money Market Portfolio as described in the AFG Registration Statement. For such purposes, market quotes and the security characteristics relating to establishing such quotes shall be determined by AFG, with the approval of AAFI. Securities for which market quotes are not available shall be valued as mutually agreed by AFG and AAFI, provided that such value is consistent with the pricing procedures adopted by AFG. All computations shall be made by AFG in cooperation with the auditors of AFG and the auditors of AAFI, who will apply certain procedures agreed to by AFG and AAFI to test such computations.

                 Section 2.3. Excluded Assets. There shall be deducted from the assets of Cash Management Fund described in Section 2.1 all organizational expenses, any prepaid expenses that would not have value to the Money Market Portfolio and cash in an amount estimated by AAFI to be sufficient to pay all the liabilities of Cash Management Fund, including, without limitation, (i) amounts owed or to be owed to any CMF Shareholder, including declared but unpaid dividends, (ii) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of its business up to and including the Closing Date and (iii) the costs and expenses incurred by Cash Management Fund in making and carrying out the transactions contemplated by this Agreement.

                 Section 2.4. Valuation Date. The assets of Cash Management Fund and the net asset value per share of the Money Market Portfolio Cash Reserve Shares shall be valued as of the close of business on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The stock transfer books of Cash Management Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Cash Management Fund received in proper form prior to the close of trading on the NYSE on the Valuation Date shall be accepted by Cash Management Fund. Redemption requests thereafter received by Cash Management Fund shall be deemed to be redemption requests for Money Market Portfolio Cash Reserve Shares (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to CMF Shareholders under this Agreement.

                 Section 2.5.       Delivery.

                 (a) Assets held by Cash Management Fund shall be delivered by AAFI to the Custodian on the Closing Date. No later than three
(3) business days preceding the Closing Date, AAFI shall instruct Cash Management Fund's custodian to make such delivery to the Custodian. AAFI shall further instruct Cash Management Fund's custodian that any trade made by Cash Management Fund during the three day period before the Closing Date shall settle at the Custodian. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Cash Management Fund (other than cash held as part of the Excluded Assets) shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Money Market Portfolio at the Custodian.

                 (b) If, on the Closing Date, AAFI is unable to make delivery in the manner contemplated by Section 2.5(a) of securities held by Cash Management Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Cash Management Fund, its broker or brokers, then, AFG shall waive the delivery requirements of Section 2.5(a) with respect to said undelivered securities, if Cash Management Fund has delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

                 Section 2.6. Dissolution. As soon as reasonably practicable after the Closing Date, Cash Management Fund shall pay or make provisions for all of its debts, liabilities and taxes and distribute all remaining assets to the CMF Shareholders, and Cash Management Fund's status as a designated series of shares of AAFI shall be terminated, provided that, in the event that the transactions contemplated herein are not approved by the CMF Shareholders, AAFI shall not be obligated to so terminate Cash Management Fund's designation as a series of shares.

                 Section 2.7. Issuance of AFG Shares. At the Closing Date, AAFI shall instruct AFG that the pro rata interest of each of CMF Shareholders of record as of the close of business on the Valuation Date, as certified by Cash Management Fund's transfer agent, in Money Market Portfolio Cash Reserve Shares to holders of Class A Shares and Class C Shares of Cash Management Fund, be registered on the books of AFG in full and fractional shares in the name of each CMF Shareholder, and AFG agrees promptly to comply with said instruction. All issued and outstanding shares of Cash Management Fund's capital stock shall thereupon be canceled on the books of AAFI. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of the Money Market Portfolio Cash Reserve Shares by CMF Shareholders and shall forward a confirmation of such ownership to the CMF Shareholders. No redemption or repurchase of such shares credited to former CMF Shareholders in respect of Cash Management Fund shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

                 Section 2.8. Investment Securities. On or prior to the Valuation Date, AAFI shall deliver a list setting forth the securities Cash Management Fund then owns together with the respective Federal income tax bases thereof. AAFI shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to the Money Market Portfolio hereunder. Such records shall be made available by AAFI prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AFG upon reasonable request.

                 Section 2.9 Liabilities and Expenses. The Money Market Portfolio shall not assume any liability of Cash Management Fund and Cash Management Fund shall use its reasonable best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF AAFI

                 AAFI, on behalf of Cash Management Fund, represents and warrants to AFG that:

                 Section 3.1. Incorporation: Qualification and Corporate Authority. AAFI has been duly incorporated and is validly existing and in active status under the laws of the State of Maryland with all requisite corporate power and authority to conduct its business as presently conducted.

                 Section 3.2. Registration and Regulation of AAFI. AAFI is duly registered with the SEC as an investment company under the Investment Company Act and all CMF Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AAFI to revoke or rescind any such registration or qualification. Cash Management Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws.
Cash Management Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of Cash Management Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Cash Management Fund and all purchases and redemptions of CMF Shares have been effected at the net asset value per share calculated in such manner.

                 Section 3.3. Financial Statements. The books of account and related records of Cash Management Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of Cash Management Fund, and the unaudited financial statements dated June 30, 1997 of Cash Management Fund, previously delivered to AFG (the "CMF Financial Statements") present fairly in all material respects the financial position of Cash Management Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 3.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Cash Management Fund or the status of Cash Management Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Cash Management Fund or occurring in the ordinary course of business of Cash Management Fund or AAFI. There are no contingent liabilities of Cash Management Fund not disclosed in the CMF Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 3.5.      CMF Shares; Liabilities; Business Operations.

                 (a) The CMF Shares have been duly authorized and validly issued and are fully paid and non- assessable.

                 (b) There is no plan or intention by the shareholders of Cash Management Fund who own five percent (5%) or more of the CMF Shares, and to the knowledge of AAFI's management, the remaining CMF Shareholders have no present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Money Market Portfolio Cash Reserve Shares received by them in connection with the Reorganization that would reduce the CMF Shareholders' ownership of Money Market Portfolio Cash Reserve Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding CMF Shares as of the same date. For purposes of this representation, CMF Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Money Market Portfolio will be treated as outstanding CMF Shares on the date of the Reorganization. Moreover, CMF Shares and Money Market Portfolio Cash Reserve Shares held by CMF Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for CMF Shares or Money Market Portfolio Cash Reserve Shares which have been, or will be, redeemed by Cash Management Fund or the Money Market Portfolio in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

                 (c) At the time of the Reorganization, Cash Management Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire CMF Shares, except for the right of investors to acquire CMF Shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the Investment Company Act.

                 (d) From the date it commenced operations on October 19, 1983 (as INVESCO Advisor Cash Management Fund) and ending on the Closing Date, Cash Management Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, Cash Management Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Money Market Portfolio.

                 (e)        AAFI does not have, and has not had during the six
(6) months prior to the date of this Agreement any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

                 Section 3.6. Accountants. Price Waterhouse, LLP, which has reported upon CMF Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AAFI on behalf of Cash Management Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by the CMF Shareholders, constitutes the legal, valid and binding obligation of AAFI, enforceable against AAFI in accordance with its terms from and with respect to the revenues and assets of Cash Management Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 3.8.       No Breaches or Defaults.  The execution
and delivery of this Agreement by AAFI on behalf of Cash Management Fund and performance of its obligations hereunder has been duly authorized by all necessary corporate action on the part of AAFI, other than CMF Shareholder approval, and (i) does not and, on the Closing Date, will not result in any violation of the articles of incorporation or by-laws of AAFI and (ii) does not and, will not on the Closing Date, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Cash Management Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AAFI is a party or by which it may be bound and which relates to the assets of Cash Management Fund or to which any of Cash Management Fund's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AAFI or any of Cash Management Fund's properties. AAFI is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

                 Section 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.6 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AAFI in connection with the due execution and delivery by AAFI of this Agreement and the consummation by AAFI of the transactions contemplated hereby.

                 Section 3.10. Permits. AAFI has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Cash Management Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AAFI there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 3.11.      No Actions, Suits or Proceedings.

                 (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AAFI, has any litigation been overtly threatened in writing or orally, against AAFI before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AAFI, threatened in writing or, if probable of assertion, orally against AAFI affecting any property, asset, interest, or right of Cash Management Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Cash Management Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AAFI's conduct of the business of Cash Management Fund affecting in any significant respect the conduct of such business. AAFI is not, and has not been, to the knowledge of AAFI, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Cash Management Fund.

                 Section 3.12. Contracts. AAFI is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Cash Management Fund, by which the assets, business, or operations of Cash Management Fund may be bound or affected, or under which it or the assets, business or operations of Cash Management Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AAFI, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

                 Section 3.13. Properties and Assets. Cash Management Fund has good and marketable title to all properties and assets reflected in the CMF Financial Statements as owned by it, free and clear of all Liens, except as described in the CMF Financial Statements.

                 Section 3.14.      Taxes.

                 (a) Cash Management Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Cash Management Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of
Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) insure continued qualification of Cash Management Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Cash Management Fund arising by reason of undistributed investment company taxable income or net taxable gain, AAFI will declare to the CMF Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Cash Management Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and (B) all of Cash Management Fund's net capital gains realized in its taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

                 (b) Cash Management Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Cash Management Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Cash Management Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Cash Management Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) Cash Management Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Cash Management Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

                 Section 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AAFI or Cash Management Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AAFI or any action taken by it.

                 Section 3.17. Voting Requirements; Dissenter's Rights. The affirmative votes of a majority of the holders of the outstanding CMF Shares (the "Required CMF Shareholder Vote") are the only votes of the holders of any class or series of Cash Management Fund's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement. The CMF Shareholders may not exercise dissenter's rights granted under the Maryland Business Corporation Law with respect to the Reorganization.

                 Section 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

                 Section 3.19. Books and Records. The books and records of AAFI relating to Cash Management Fund, reflecting, among other things, the purchase and sale of CMF Shares by CMF Shareholders, the number of issued and outstanding shares owned by each CMF Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

                 Section 3.20. Prospectus. The current prospectus and statement of additional information for Cash Management Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that no representation or warranty is made with respect to written information provided by AFG for inclusion in the prospectus or statement of additional information of Cash Management Fund, or any supplement thereto.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF AFG

                 AFG, on behalf of the Money Market Portfolio, represents and warrants to AAFI as follows:

                 Section 4.1. Organization; Authority. AFG is duly organized, validly existing and in good standing under the Business Trust Act of the State of Delaware, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

                 Section 4.2. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AFG and, assuming this Agreement has been duly executed and delivered by AAFI, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of the Money Market Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 4.3. Financial Statements. The books of account and related records of the Money Market Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of the Money Market Portfolio, and unaudited financial statements dated June 30, 1997 of the Money Market Portfolio, previously delivered to AAFI (the "Money Market Portfolio Financial Statements") present fairly in all material respects the financial position of the Money Market Portfolio as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 4.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Money Market Portfolio or the status of the Money Market Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Money Market Portfolio or occurring in the ordinary course of business of the Money Market Portfolio or AFG. There are no contingent liabilities of the Money Market Portfolio not disclosed in the Money Market Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 4.5. No Breaches or Defaults . The execution and delivery of this Agreement by AFG and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Money Market Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AFG is a party or by which it may be bound which relates to the Money Market Portfolio or to which any properties of the Money Market Portfolio may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any of the Money Market Portfolio's properties.

                 Section 4.6. Accountants. KPMG Peat Marwick LLP, which has reported upon the Money Market Portfolio Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 4.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

                 Section 4.8. Permits. AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Money Market Portfolio, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 4.9.       No Actions, Suits or Proceedings.

                 (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally against AFG affecting any property, asset, interest, or right of the Money Market Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Money Market Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AFG's conduct of the business of the Money Market Portfolio affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Money Market Portfolio.

                 Section 4.10.      Taxes.

                 (a) The Money Market Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code. The Money Market Portfolio has qualified as such for each taxable year since inception that has ended prior to the Closing Date.

                 (b) The Money Market Portfolio has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of the Money Market Portfolio for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Money Market Portfolio, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of the Money Market Portfolio is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) The Money Market Portfolio's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 4.11. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AFG or the Money Market Portfolio in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by AFG.

                 Section 4.12.      Registration and Regulation of Company.
AFG is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company and the Portfolio has elected to qualify as a regulated investment company under Section 851 of the Code. The Money Market Portfolio is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Money Market Portfolio is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Money Market Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

                 Section 4.13. Registration of Money Market Portfolio Cash Reserve Shares.

                 (a) The shares of beneficial interest of AFG are divided into nine portfolios, including the Money Market Portfolio. The Money Market Portfolio has four classes of shares, Class A Shares, Class B Shares, Class C Shares and Cash Reserve Shares. Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including the Money Market Portfolio.

                 (b) The Money Market Portfolio Cash Reserve Shares of AFG to be issued pursuant to Section 2.7 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

                 (c) The Money Market Portfolio Cash Reserve Shares to be issued pursuant to Section 2.7 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, the Money Market Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Money Market Portfolio Cash Reserve Shares, except for the right of investors to acquire Money Market Portfolio Cash

Reserve Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

                 (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to AAFI and CMF Shareholders entitled to vote at the CMF Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Money Market Portfolio, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AAFI for inclusion in the Combined Prospectus/Proxy Statement.

                 (e) The shares of the Money Market Portfolio which have been or are being offered for sale (other than Money Market Portfolio Cash Reserve Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

                 Section 4.14.    Representations Concerning the Reorganization.

                 (a) AFG has no plan or intention to reacquire any of the Money Market Portfolio Cash Reserve Shares issued in the Reorganization, except to the extent that the Money Market Portfolio is required by the Investment Company Act to redeem any of its shares presented for redemption.

                 (b) The Money Market Portfolio has no plan or intention to sell or otherwise dispose of any of the assets of Cash Management Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                 (c) Following the Reorganization, the Money Market Portfolio will continue the "historic business" of Cash Management Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Cash Management Fund's historic business assets in a business.

                 Section 4.15. Prospectus. The current prospectus and statement of additional information for the Money Market Portfolio as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE V
                                   COVENANTS

                 Section 5.1.       Conduct of Business.

                 (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AAFI shall conduct the business of Cash Management Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Cash Management Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AAFI shall not do any of the following with respect to Cash Management Fund without the prior written consent of AFG, which consent shall not be unreasonably withheld:

                            (i) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

                            (ii) amend its articles of incorporation or by-laws;

                            (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets that are material, individually or in the aggregate, to Cash Management Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

                            (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

                            (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Cash Management Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

                           (vi) settle or compromise any income tax liability or make any material tax election;

                            (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

                            (viii) change its methods of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

                            (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

                            (x) adopt any Benefit Plan.

                 (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AFG shall conduct the business of the Money Market Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Money Market Portfolio in the ordinary course in all material respects.

                 Section 5.2. Announcements. Promptly following execution and delivery of this Agreement, AAFI and AFG shall agree upon and release a mutually acceptable press release and AAFI shall give any and all notices required to be given by law.

                 Section 5.3. Expenses. Cash Management Fund and the Money Market Portfolio shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

                 Section 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

                 Section 5.5. Notice of Events. AFG shall give prompt notice to AAFI, and AAFI shall give prompt notice to AFG, of (i) the occurrence or nonoccurrence of any event of which to the knowledge of AFG or to the knowledge of AAFI, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (x) in the case of AFG, Sections
6.1 and 6.2 or (y) in the case of AAFI, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (ii) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

                 Section 5.6.       Access to Information.

                 (a) AAFI will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AAFI pertaining to the assets of Cash Management Fund and to employees of AAFI knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AAFI.

                 (b) AFG will, during regular business hours and on reasonable notice, allow AAFI and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of the Money Market Portfolio and to employees of AFG knowledge thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

                 Section 5.7. Consents, Approvals and Filings. Each of AAFI and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AAFI and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AAFI and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

                 Section 5.8. Submission of Agreement to Shareholders. AAFI shall take all action necessary in accordance with applicable law and its articles of incorporation and by-laws to convene the CMF Shareholders Meeting. AAFI shall, through its Board of Directors, recommend to the CMF Shareholders approval of this Agreement and the other transactions contemplated by this Agreement. AAFI shall use its reasonable best efforts to hold the CMF Shareholders Meeting as soon as practicable after the date hereof.


                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

                 Section 6.1. Conditions Precedent of AFG. The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

                 (a) The representations and warranties of AAFI on behalf of Cash Management Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AAFI shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AAFI on behalf of AAFI, in such individual's capacity as an officer of AAFI and not as an individual, to the effect that the conditions specified in Section 6.1(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AAFI certifying as to the accuracy and completeness of the attached articles of incorporation and by-laws, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AFG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AAFI, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

                 Section 6.2. Mutual Conditions. The obligation of AAFI and AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AAFI and AFG, but only if and to the extent that such waiver is mutual.

                 (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AAFI and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 (b) This Agreement, the Reorganization and related corporate matters shall have been approved and adopted at the CMF Shareholders Meeting by the shareholders of Cash Management Fund on the record date by the Required CMF Shareholder Vote.

                 (c) The assets of Cash Management Fund to be acquired by the Money Market Portfolio shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Cash Management Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Cash Management Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Cash Management Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Cash Management Fund immediately prior to the Reorganization.

                 (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                 (e) The Registration Statement on Form N-14 filed by AFG with respect to the Money Market Portfolio Cash Reserve Shares to be issued to CMF Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                 (f) AAFI and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll in form, scope and substance satisfactory to AAFI and AFG, set forth on Schedule 6.2(f).

                 (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

                 Section 6.3. Conditions Precedent of AAFI. The obligation of AAFI to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AAFI.

                 (a) The representations and warranties of AFG on behalf of the Money Market Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AAFI shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Section 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, of AFG, certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AAFI shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AFG, or other counsel reasonably acceptable to AAFI, in form and substance reasonably acceptable to counsel for AAFI, as to the matters set forth on Schedule 6.3(d).

                                  ARTICLE VII
                            TERMINATION OF AGREEMENT

                 Section 7.1.       Termination.

                 (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                            (i)     by mutual written consent of AAFI and AFG;
                                    and

                            (ii)    at the election of AAFI or AFG:

                            (A) if the Closing Date shall not be on or before June 30, 1998, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                            (B) if, upon a vote at CMF Shareholders Meeting or any adjournment thereof, the Required CMF Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                            (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                 (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2.

                 Section 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of
Section 5.3.

                                  ARTICLE VIII
                                 MISCELLANEOUS

                 Section 8.1. Nonsurvival of Representations and Warranties. Except as set for those contained in Sections 2.6, 3.5, 3.15(a) and 4.14, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This
Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

                 Section 8.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

                 Section 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

                 Section 8.4.       Obligations of AFG and AAFI.

                 (a) AAFI and AFG hereby acknowledge and agree that the Money Market Portfolio is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of the Money Market Portfolio, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of the Money Market Portfolio. AAFI further acknowledges and agrees that this Agreement has been executed by an authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

                 (b) AAFI and AFG hereby acknowledge and agree that Cash Management Fund is a separate investment portfolio of AAFI, that AAFI is executing this Agreement on behalf of Cash Management Fund and that any amounts payable by AAFI under or in connection with this Agreement shall be payable solely from the revenues and assets of Cash Management Fund.

                 Section 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AAFI and AFG.

                 Section 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

                 Section 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article III or IV that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

                 Section 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

                 Section 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

                 Section 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                 (a)        If to AFG:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185
                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999
                 (b)        If to AAFI:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185

                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    AIM ADVISOR FUNDS, INC., acting
                                   on behalf of AIM Advisor Cash Management Fund


                                     By:  /s/ Robert H. Graham
                                          --------------------------------------
                                     AIM FUNDS GROUP, acting
                                     on behalf of AIM Money Market Fund


                                    By:   /s/ Robert H. Graham
                                          --------------------------------------

                                Schedule 6.1(d)



                 OPINION OF COUNSEL TO AIM Advisor Cash Management Fund


         1. AAFI is a corporation duly incorporated and validly existing under the laws of the State of Maryland.

         2. AAFI is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AAFI have been duly authorized and approved by all requisite corporate action on the part of AAFI. The Agreement has been duly executed and delivered by AAFI and constitutes the valid and binding obligation of Cash Management Fund.

         4. The CMF Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AAFI is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AAFI or who has devoted substantive attention on behalf of AAFI during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against Cash Management Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                Schedule 6.2(f)

                                 Tax Opinions.

                            (i)     The transfer of the assets of Cash
         Management Fund to the Money Market Portfolio in exchange for the Portfolio Shares distributed directly to the CMF Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Cash Management Fund and AFG will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

                            (ii)    In accordance with Section 361(a) and
         Section 361(c)(1) of the Code, no gain or loss will be recognized by Cash Management Fund as a result of such transaction.

                            (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Money Market Portfolio upon the receipt of assets of Cash Management Fund in exchange for Money Market Portfolio Cash Reserve Shares issued directly to the CMF Shareholders

                            (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by CMF Shareholders on issuance by AFG of Money Market Portfolio Cash Reserve Shares in exchange for their CMF Shares.

                            (v) In accordance with Section 362(b) of the Code, the basis to the Money Market Portfolio of the assets of Cash Management Fund transferred to it will be the same as the basis of such assets in the hands of Cash Management Fund immediately prior to the exchange.

                            (vi) In accordance with Section 358(a) of the Code, a CMF Shareholder's basis for Money Market Portfolio Cash Reserve Shares issued to such CMF Shareholder pursuant to Section 2.7 of the Agreement ("Issued Shares") will be the same as his basis for CMF Shares.

                            (vii) In accordance with Section 1223(1) of the Code, a CMF Shareholder's holding period for Money Market Portfolio Cash Reserve Shares will be determined by including said CMF Shareholder's holding period for CMF Shares exchanged therefor, provided that CMF Shareholder held such CMF Shares as a capital asset.

                            (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Cash Management Fund transferred to the Money Market Portfolio will include the holding period for such assets in the hands of Cash Management Fund.

                            (ix) In accordance with Section 381(a)(2) of the Code, the Money Market Portfolio will succeed to and take into account the items of Cash Management Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Internal Revenue Service regulations thereunder.

                                Schedule 6.3(d)



                           OPINION OF COUNSEL TO AFG


         1. AFG is duly organized and validly existing as a business trust under the Business Trust Law of the State of Delaware.

         2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of the Money Market Portfolio.

         4. The Money Market Portfolio Cash Reserve Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AFG is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AFG or who has devoted substantive attention on behalf of AFG during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Money Market Portfolio (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II





                                   AGREEMENT

                                      and


                             PLAN OF REORGANIZATION

                                      for


                            AIM ADVISOR INCOME FUND


                                 a Portfolio of

                            AIM ADVISOR FUNDS, INC.

                               TABLE OF CONTENTS


ARTICLE I
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1.       Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II
         TRANSFER OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.1.       Reorganization of Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.2.       Computation of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 2.3.       Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.4.       Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.5.       Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.6.       Dissolution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.7.       Issuance of AFG Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.8.       Investment Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.9        Liabilities and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF AAFI   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 3.1.       Incorporation: Qualification and Corporate Authority  . . . . . . . . . . . . . . . . . . . 5
         Section 3.2.       Registration and Regulation of AAFI . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 3.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . . . 6
         Section 3.5.       IF Shares; Liabilities; Business Operations . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.7.       Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.8.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.9.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.10.      Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.11.      No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.12.      Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.13.      Properties and Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.14.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.15.      Benefit and Employment Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.16.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.17.      Voting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.18.      State Takeover Statutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.19.      Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.20.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF AFG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.1.       Organization; Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.2.       Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         Section 4.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . .   9
         Section 4.5.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.7.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.8.       Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.9.       No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 4.10.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.11.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.12.      Registration and Regulation of Company  . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 4.13.      Registration of Intermediate Government Portfolio Shares  . . . . . . . . . . . . . . . .  11
         Section 4.14.      Representations Concerning the Reorganization . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.15.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE V
         COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.1.       Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.2.       Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.3.       Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.4.       Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.5.       Notice of Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.6.       Access to Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.7.       Consents, Approvals and Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.8.       Submission of Agreement to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE VI
         CONDITIONS PRECEDENT TO THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.1.       Conditions Precedent of AFG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.2.       Mutual Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.3.       Conditions Precedent of AAFI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE VII
         TERMINATION OF AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.1.       Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 7.2.       Survival After Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE VIII
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.1.       Nonsurvival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.2.       Law Governing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 8.3.       Binding Effect, Persons Benefiting, No Assignment . . . . . . . . . . . . . . . . . . . .  16
         Section 8.4.       Obligations of AFG and AAFI.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.5.       Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.6.       Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.7.       Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.8.       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         Section 8.9.       Entire Agreement; Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 8.10.      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18


         Schedule 6.1(d)            - Opinion of Counsel to AIM Advisor Income Fund
         Schedule 6.2(f)            - Tax Opinions
         Schedule 6.3(d)            - Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION


                 AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 25, 1997 (this "Agreement"), by and between AIM Advisor Funds, Inc., a Maryland corporation ("AAFI"), acting on behalf of AIM Advisor Income Fund ("Income Fund"), and AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Intermediate Government Fund (the "Intermediate Government Portfolio").

                                   WITNESSETH

                 WHEREAS, AAFI is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in seven investment portfolios, including Income Fund, for sale to the public; and

                 WHEREAS, AFG is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in several investment portfolios, including the Intermediate Government Portfolio, for sale to the public; and

                 WHEREAS, Income Fund owns securities in which the Intermediate Government Portfolio is permitted to invest; and

                 WHEREAS, Income Fund desires to provide for its reorganization through the transfer of substantially all of its assets to the Intermediate Government Portfolio in exchange for shares of the Intermediate Government Portfolio issued in the manner set forth in this Agreement; and

                 WHEREAS, this Agreement is intended to be and is adopted as a Plan of Reorganization and Liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                 NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AFG and AAFI agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                 Section 1.1. Definitions. (a) For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                 "AAFI" means AIM Advisor Funds, Inc., a Maryland corporation.

                 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                 "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, Registration No. 2-27334, that is applicable to the Portfolio.

                 "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                 "AFG" means AIM Funds Group, a Delaware business trust.

                 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                 "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AAFI on behalf of Income Fund, or otherwise providing benefits to any current or former employee, officer or director of AAFI.

                 "Closing" means the transfer of the assets of Income Fund against the delivery of Intermediate Government Portfolio Class A Shares and Intermediate Government Portfolio Class C Shares directly to the shareholders of Income Fund as described in Section 2.1 of this Agreement.

                 "Closing Date" means March 2, 1998, or such other date as the parties may mutually determine.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Intermediate Government Portfolio.

                 "Effective Time" shall mean 7:00 a.m. Central Time on the Closing Date.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Excluded Assets" shall have the meaning set forth in Section
2.3 of this Agreement.

                 "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                 "Income Fund" means AIM Advisor Income Fund, a portfolio of
AAFI.

                 "IF Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

                 "IF Shareholders" means the holders of record as of the Closing Date of the issued and outstanding shares of the capital stock of Income Fund.

                 "IF Shareholders Meeting" means a meeting of the shareholders of Income Fund convened in accordance with applicable law and the articles of incorporation of AAFI to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

                 "IF Shares" means the issued and outstanding shares of the capital stock of Income Fund.

                 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Intermediate Government Portfolio" means AIM Intermediate Government Fund, an investment portfolio of AFG.

                 "Intermediate Government Portfolio Class A Shares" means Class A Shares of the Intermediate Government Portfolio issued by AFG, each representing an interest in the Intermediate Government Portfolio.

                 "Intermediate Government Portfolio Class C Shares" means Class C Shares of the Intermediate Government Portfolio issued by AFG, each representing an interest in the Intermediate Government Portfolio.

                 "Intermediate Government Portfolio Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

                 "Intermediate Government Portfolio Shares" means Class A Shares and Class C Shares of the Intermediate Government Portfolio issued by AFG, each representing an interest in the Intermediate Government Portfolio.

                 "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                 "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                 "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                 "Reorganization" means the acquisition of certain of the assets of Income Fund by the Intermediate Government Portfolio in consideration of the issuance of Intermediate Government Portfolio Class A Shares and Intermediate Government Portfolio Class C Shares directly to IF Shareholders as described in this Agreement.

                 "Required IF Shareholder Vote" shall have the meaning set forth in Section 3.19 of this Agreement.

                 "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                 "SEC" means the United States Securities and Exchange
Commission.

                 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Tax" means any tax or similar governmental charge, impost or levy (including, without limitation, income taxes (including, without limitation, alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                 "Valuation Date" shall have the meaning set forth in Section
2.4 of this Agreement.

                                   ARTICLE II
                               TRANSFER OF ASSETS

                 Section 2.1. Reorganization of Income Fund. At the Effective Time, all of the assets of Income Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the Intermediate Government Portfolio, in exchange for, and against delivery by AFG directly to the IF Shareholders at the opening of business on the Closing Date of a number of Intermediate Government Portfolio Class A Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of the Income Fund attributable to the Class A Shares of the Income Fund, and a number of Intermediate Government Portfolio Class C Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net asset value of the assets of the Income Fund attributable to the Class C Shares of the Income Fund, so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, the Intermediate Government Portfolio will receive good and marketable title to such assets free and clear of all Liens.

                 Section 2.2.       Computation of Net Asset Value.

                 (a) The net asset value of the Intermediate Government Portfolio Class A Shares and the Intermediate Government Portfolio Class C Shares and the net value of the assets of Income Fund subject to this Agreement shall, in each case, be determined as of the close of business on the NYSE on the Valuation Date.

                 (b) The net asset value of the Intermediate Government Portfolio Class A Shares and the Intermediate Government Portfolio Class C Shares shall be computed in accordance with the policies and procedures of the Intermediate Government Portfolio as described in the AFG Registration Statement.

                 (c) The net value of the assets of Income Fund subject to this Agreement shall be computed by AFG and shall be subject to adjustment by the amount, if any, agreed to by AAFI and AFG. In determining the value of the securities transferred by Income Fund to the Intermediate Government Portfolio, each security shall be priced in accordance with the policies and procedures of the Intermediate Government Portfolio as described in the AFG Registration Statement. For such purposes, market quotes and the security characteristics relating to establishing such quotes shall be determined by AFG, with the approval of AAFI. Securities for which market quotes are not available shall be valued as mutually agreed by AFG and AAFI, provided that such value is consistent with the pricing procedures adopted by AFG. All computations shall be made by AFG in cooperation with the auditors of AFG and the auditors of AAFI, who will apply certain procedures agreed to by AFG and AAFI to test such computations.

                 Section 2.3. Excluded Assets. There shall be deducted from the assets of Income Fund described in Section 2.1 all organizational expenses, any prepaid expenses that would not have value to the Intermediate Government Portfolio and cash in an amount estimated by AAFI to be sufficient to pay all the liabilities of Income Fund, including, without limitation, (i) amounts owed or to be owed to any IF Shareholder, including declared but unpaid dividends, (ii) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of its business up to and including the Closing Date and (iii) the costs and expenses incurred by Income Fund in making and carrying out the transactions contemplated by this Agreement.

                 Section 2.4. Valuation Date. The assets of Income Fund and the net asset value per share of the Intermediate Government Portfolio Shares shall be valued as of the close of business on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The stock transfer books of Income Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Income Fund received in proper form prior to the close of trading on the NYSE on the Valuation Date shall be accepted by Income Fund. Redemption requests thereafter received by Income Fund shall be deemed to be redemption requests for Intermediate Government Portfolio Shares (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to IF Shareholders under this Agreement.

                 Section 2.5.       Delivery.

                 (a) Assets held by Income Fund shall be delivered by AAFI to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AAFI shall instruct Income Fund's custodian to make such delivery to the Custodian. AAFI shall further instruct Income Fund's custodian that any trade made by Income Fund during the three day period before the Closing Date shall settle at the Custodian. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Income Fund (other than cash held as part of the Excluded Assets) shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Intermediate Government Portfolio at the Custodian.

                 (b) If, on the Closing Date, AAFI is unable to make delivery in the manner contemplated by Section 2.5(a) of securities held by Income Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Income Fund, its broker or brokers, then, AFG shall waive the delivery requirements of Section 2.5(a) with respect to said undelivered securities, if Income Fund has delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

                 Section 2.6. Dissolution. As soon as reasonably practicable after the Closing Date, Income Fund shall pay or make provisions for all of its debts, liabilities and taxes and distribute all remaining assets to the IF Shareholders, and Income Fund's status as a designated series of shares of AAFI shall be terminated, provided that, in the event that the transactions contemplated herein are not approved by the IF Shareholders, AAFI shall not be obligated to so terminate Income Fund's designation as a series of shares.

                 Section 2.7. Issuance of AFG Shares. At the Closing Date, AAFI shall instruct AFG that the pro rata interest of each of IF Shareholders of record as of the close of business on the Valuation Date, as certified by Income Fund's transfer agent, in Intermediate Government Portfolio Class A Shares to holders of Class A Shares of Income Fund and in Intermediate Government Portfolio Class C Shares to holders of Class C Shares of Income Fund, be registered on the books of AFG in full and fractional shares in the name of each IF Shareholder, and AFG agrees promptly to comply with said instruction. All issued and outstanding shares of Income Fund's capital stock shall thereupon be canceled on the books of AAFI. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of the Intermediate Government Portfolio Class A Shares and Intermediate Government Portfolio Class C Shares by IF Shareholders and shall forward a confirmation of such ownership to the IF Shareholders. No redemption or repurchase of such shares credited to former IF Shareholders in respect of Income Fund shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

                 Section 2.8. Investment Securities. On or prior to the Valuation Date, AAFI shall deliver a list setting forth the securities Income Fund then owns together with the respective Federal income tax bases thereof. AAFI shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to the Intermediate Government Portfolio hereunder. Such records shall be made available by AAFI prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AFG upon reasonable request.

                 Section 2.9 Liabilities and Expenses. The Intermediate Government Portfolio shall not assume any liability of Income Fund and Income Fund shall use its reasonable best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF AAFI

                 AAFI, on behalf of Income Fund, represents and warrants to AFG that:

                 Section 3.1. Incorporation: Qualification and Corporate Authority. AAFI has been duly incorporated and is validly existing and in active status under the laws of the State of Maryland with all requisite corporate power and authority to conduct its business as presently conducted.

                 Section 3.2. Registration and Regulation of AAFI. AAFI is duly registered with the SEC as an investment company under the Investment Company Act and all IF Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AAFI to revoke or rescind any such registration or qualification. Income Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Income Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of Income Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Income Fund and all purchases and redemptions of IF Shares have been effected at the net asset value per share calculated in such manner.

                 Section 3.3. Financial Statements. The books of account and related records of Income Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of Income Fund, and the unaudited financial statements dated June 30, 1997 of Income Fund, previously delivered to AFG (the "IF Financial Statements") present fairly in all material respects the financial position of Income Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 3.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Income Fund or the status of Income Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Income Fund or occurring in the ordinary course of business of Income Fund or AAFI. There are no contingent liabilities of Income Fund not disclosed in the IF Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 3.5.       IF Shares; Liabilities; Business
Operations.

                 (a) The IF Shares have been duly authorized and validly issued and are fully paid and non- assessable.

                 (b) There is no plan or intention by the shareholders of Income Fund who own five percent (5%) or more of the IF Shares, and to the knowledge of AAFI's management, the remaining IF Shareholders have no present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Intermediate Government Portfolio Shares received by them in connection with the Reorganization that would reduce the IF Shareholders' ownership of Intermediate Government Portfolio Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding IF Shares as of the same date. For purposes of this representation, IF Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Intermediate Government Portfolio will be treated as outstanding IF Shares on the date of the Reorganization. Moreover, IF Shares and Intermediate Government Portfolio Shares held by IF Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for IF Shares or Intermediate Government Portfolio Shares which have been, or will be, redeemed by Income Fund or the Intermediate Government Portfolio in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

                 (c) At the time of the Reorganization, Income Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire IF Shares, except for the right of investors to acquire IF Shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the Investment Company Act.

                 (d) From the date it commenced operations on April 10, 1984 (as INVESCO Advisor Income Fund) and ending on the Closing Date, Income Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, Income Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Intermediate Government Portfolio.

                 (e)        AAFI does not have, and has not had during the six
(6) months prior to the date of this Agreement any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

                 Section 3.6. Accountants. Price Waterhouse, LLP, which has reported upon IF Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AAFI on behalf of Income Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by the IF Shareholders, constitutes the legal, valid and binding obligation of AAFI, enforceable against AAFI in accordance with its terms from and with respect to the revenues and assets of Income Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 3.8. No Breaches or Defaults . The execution and delivery of this Agreement by AAFI on behalf of Income Fund and performance of its obligations hereunder has been duly authorized by all necessary corporate action on the part of AAFI, other than IF Shareholder approval, and
(i) does not and, on the Closing Date, will not result in any violation of the articles of incorporation or by-laws of AAFI and (ii) does not and, will not on the Closing Date, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Income Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AAFI is a party or by which it may be bound and which relates to the assets of Income Fund or to which any of Income Fund's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AAFI or any of Income Fund's properties. AAFI is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                 Section 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.6 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AAFI in connection with the due execution and delivery by AAFI of this Agreement and the consummation by AAFI of the transactions contemplated hereby.

                 Section 3.10. Permits. AAFI has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Income Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AAFI there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 3.11.      No Actions, Suits or Proceedings.

                 (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AAFI, has any litigation been overtly threatened in writing or orally, against AAFI before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AAFI, threatened in writing or, if probable of assertion, orally against AAFI affecting any property, asset, interest, or right of

Income Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Income Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AAFI's conduct of the business of Income Fund affecting in any significant respect the conduct of such business. AAFI is not, and has not been, to the knowledge of AAFI, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Income Fund.

                 Section 3.12.      Contracts.     AAFI is not in default under
any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Income Fund, by which the assets, business, or operations of Income Fund may be bound or affected, or under which it or the assets, business or operations of Income Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AAFI, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

                 Section 3.13. Properties and Assets. Income Fund has good and marketable title to all properties and assets reflected in the IF Financial Statements as owned by it, free and clear of all Liens, except as described in the IF Financial Statements.

                 Section 3.14.      Taxes.

                 (a) Income Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Income Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) insure continued qualification of Income Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Income Fund arising by reason of undistributed investment company taxable income or net taxable gain, AAFI will declare to the IF Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Income Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and
(B) all of Income Fund's net capital gains realized in its taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

                 (b) Income Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Income Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Income Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Income Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) Income Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Income Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

                 Section 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AAFI or Income Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AAFI or any action taken by it.

                 Section 3.17. Voting Requirements; Dissenter's Rights. The affirmative votes of a majority of the holders of the outstanding IF Shares (the "Required IF Shareholder Vote") are the only votes of the holders of any class or series of Income Fund's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement. The IF Shareholders may not exercise dissenter's rights granted under the Maryland Business Corporation Law with respect to the Reorganization.

                 Section 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

                 Section 3.19. Books and Records. The books and records of AAFI relating to Income Fund, reflecting, among other things, the purchase and sale of IF Shares by IF Shareholders, the number of issued and outstanding shares owned by each IF Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

                 Section 3.20. Prospectus. The current prospectus and statement of additional information for Income Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that no representation or warranty is made with respect to written information provided by AFG for inclusion in the prospectus or statement of additional information of Income Fund, or any supplement thereto.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF AFG

                 AFG, on behalf of the Intermediate Government Portfolio, represents and warrants to AAFI as follows:

                 Section 4.1. Organization; Authority. AFG is duly organized, validly existing and in good standing under the Business Trust Act of the State of Delaware, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

                 Section 4.2. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AFG and, assuming this Agreement has been duly executed and delivered by AAFI, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of the Intermediate Government Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 4.3. Financial Statements. The books of account and related records of the Intermediate Government Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of the Intermediate Government Portfolio, and unaudited financial statements dated June 30, 1997, of the Intermediate Government Portfolio, previously delivered to AAFI (the "Intermediate Government Portfolio Financial Statements") present fairly in all material respects the financial position of the Intermediate Government Portfolio as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 4.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Intermediate Government Portfolio or the status of the Intermediate Government Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Intermediate Government Portfolio or occurring in the ordinary course of business of the Intermediate Government Portfolio or AFG. There are no contingent liabilities of the Intermediate Government Portfolio not disclosed in the Intermediate Government Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 4.5.       No Breaches or Defaults.  The execution
and delivery of this Agreement by AFG and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Intermediate Government Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AFG is a party or by which it may be bound which relates to the Intermediate Government Portfolio or to which any properties of the Intermediate Government Portfolio may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any of the Intermediate Government Portfolio's properties.

                 Section 4.6. Accountants. KPMG Peat Marwick LLP, which has reported upon the Intermediate Government Portfolio Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 4.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

                 Section 4.8. Permits. AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Intermediate Government Portfolio, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 4.9.       No Actions, Suits or Proceedings.

                 (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally against AFG affecting any property, asset, interest, or right of the Intermediate Government Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Intermediate Government Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AFG's conduct of the business of the Intermediate Government Portfolio affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Intermediate Government Portfolio.

                 Section 4.10.      Taxes.

                 (a) The Intermediate Government Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code. The Intermediate Government Portfolio has qualified as such for each taxable year since inception that has ended prior to the Closing Date.

                 (b) The Intermediate Government Portfolio has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of the Intermediate Government Portfolio for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Intermediate Government Portfolio, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and, to the best of AFG's knowledge, no Return of the Intermediate Government Portfolio is currently being or has been audited with respect to income taxes or all other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) The Intermediate Government Portfolio's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 4.11. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AFG or the Intermediate Government Portfolio in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by AFG.

                 Section 4.12.      Registration and Regulation of Company.
AFG is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company and the Portfolio has elected to qualify as a regulated investment company under Section 851 of the Code. The Intermediate Government Portfolio is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Intermediate Government Portfolio is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Intermediate Government Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

                 Section 4.13. Registration of Intermediate Government Portfolio Shares.

                 (a) The shares of beneficial interest of AFG are divided into nine portfolios, including the Intermediate Government Portfolio. The Intermediate Government Portfolio has three classes of shares, Class A Shares, Class B Shares and Class C Shares Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including the Intermediate Government Portfolio.

                 (b) The Intermediate Government Portfolio Shares and the to be issued pursuant to Section 2.7 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

                 (c) The Intermediate Government Portfolio Shares to be issued pursuant to Section 2.7 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, the Intermediate Government Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Intermediate Government Portfolio Shares, or except for the right of investors to acquire Intermediate Government Portfolio Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

                 (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to AAFI and IF Shareholders entitled to vote at the IF Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Intermediate Government Portfolio, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AAFI for inclusion in the Combined Prospectus/Proxy Statement.

                 (e) The shares of the Intermediate Government Portfolio which have been or are being offered for sale (other than Intermediate Government Portfolio Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

                 Section 4.14.      Representations Concerning the
Reorganization.

                 (a) AFG has no plan or intention to reacquire any of the Intermediate Government Portfolio Shares issued in the Reorganization, except to the extent that the Intermediate Government Portfolio is required by the Investment Company Act to redeem any of its shares presented for redemption.

                 (b) The Intermediate Government Portfolio has no plan or intention to sell or otherwise dispose of any of the assets of Income Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                 (c) Following the Reorganization, the Intermediate Government Portfolio will continue the "historic business" of Income Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Income Fund's historic business assets in a business.

                 Section 4.15. Prospectus. The current prospectus and statement of additional information for the Intermediate Government Portfolio as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


                                   ARTICLE V
                                   COVENANTS

                 Section 5.1.       Conduct of Business.

                 (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AAFI shall conduct the business of Income Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Income Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AAFI shall not do any of the following with respect to Income Fund without the prior written consent of AFG, which consent shall not be unreasonably withheld:

                            (i) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

                            (ii) amend its articles of incorporation or by-laws;

                            (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets that are material, individually or in the aggregate, to Income Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

                            (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

                            (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Income Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

                            (vi) settle or compromise any income tax liability or make any material tax election;

                            (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

                            (viii) change its methods of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

                            (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

                            (x) adopt any Benefit Plan.

                 (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AFG shall conduct the business of the Intermediate Government Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Intermediate Government Portfolio in the ordinary course in all material respects.

                 Section 5.2. Announcements. Promptly following execution and delivery of this Agreement, AAFI and AFG shall agree upon and release a mutually acceptable press release and AAFI shall give any and all notices required to be given by law.

                 Section 5.3. Expenses. Income Fund and the Intermediate Government Portfolio shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

                 Section 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

                 Section 5.5. Notice of Events. AFG shall give prompt notice to AAFI, and AAFI shall give prompt notice to AFG, of (i) the occurrence or nonoccurrence of any event of which to the knowledge of AFG or to the knowledge of AAFI, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (x) in the case of AFG, Sections
6.1 and 6.2 or (y) in the case of AAFI, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (ii) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

                 Section 5.6.       Access to Information.

                 (a) AAFI will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AAFI pertaining to the assets of Income Fund and to employees of AAFI knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AAFI.

                 (b) AFG will, during regular business hours and on reasonable notice, allow AAFI and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of the Intermediate Government Portfolio and to employees of AFG knowledge thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

                 Section 5.7. Consents, Approvals and Filings. Each of AAFI and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AAFI and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AAFI and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

                 Section 5.8. Submission of Agreement to Shareholders. AAFI shall take all action necessary in accordance with applicable law and its articles of incorporation and by-laws to convene the IF Shareholders Meeting. AAFI shall, through its Board of Directors, recommend to the IF Shareholders approval of this Agreement and the other transactions contemplated by this Agreement. AAFI shall use its reasonable best efforts to hold the IF Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

                 Section 6.1. Conditions Precedent of AFG. The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

                 (a) The representations and warranties of AAFI on behalf of Income Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AAFI shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AAFI on behalf of AAFI, in such individual's capacity as an officer of AAFI and not as an individual, to the effect that the conditions specified in Section 6.1(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AAFI certifying as to the accuracy and completeness of the attached articles of incorporation and by-laws, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AFG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AAFI, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

                 Section 6.2. Mutual Conditions. The obligation of AAFI and AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AAFI and AFG, but only if and to the extent that such waiver is mutual.

                 (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AAFI and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 (b) This Agreement, the Reorganization and related corporate matters shall have been approved and adopted at the IF Shareholders Meeting by the shareholders of Income Fund on the record date by the Required IF Shareholder Vote.

                 (c) The assets of Income Fund to be acquired by the Intermediate Government Portfolio shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Income Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Income Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Income Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Income Fund immediately prior to the Reorganization.

                 (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                 (e) The Registration Statement on Form N-14 filed by AFG with respect to the Intermediate Government Portfolio Shares to be issued to IF Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                 (f) AAFI and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll in form, scope and substance satisfactory to AAFI and AFG, set forth on Schedule 6.2(f).

                 (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

                 Section 6.3. Conditions Precedent of AAFI. The obligation of AAFI to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AAFI.

                 (a) The representations and warranties of AFG on behalf of the Intermediate Government Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AAFI shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Section 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, of AFG, certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AAFI shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AFG, or other counsel reasonably acceptable to AAFI, in form and substance reasonably acceptable to counsel for AAFI, as to the matters set forth on Schedule 6.3(d).

                                  ARTICLE VII
                            TERMINATION OF AGREEMENT

                 Section 7.1.       Termination.

                 (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                            (i)     by mutual written consent of AAFI and AFG;
                 and

                            (ii)    at the election of AAFI or AFG:

                            (A) if the Closing Date shall not be on or before June 30, 1998, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                            (B) if, upon a vote at IF Shareholders Meeting or any adjournment thereof, the Required IF Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                            (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                 (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2.

                 Section 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of
Section 5.3.


                                  ARTICLE VIII
                                 MISCELLANEOUS

                 Section 8.1. Nonsurvival of Representations and Warranties. Except for those contained in Sections 2.6, 3.5, 3.15(a) and 4.14, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

                 Section 8.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

                 Section 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

                 Section 8.4.       Obligations of AFG and AAFI.

                 (a) AAFI and AFG hereby acknowledge and agree that the Intermediate Government Portfolio is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of the Intermediate Government Portfolio, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of the Intermediate Government Portfolio. AAFI further acknowledges and agrees that this Agreement has been executed by an authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

                 (b) AAFI and AFG hereby acknowledge and agree that Income Fund is a separate investment portfolio of AAFI, that AAFI is executing this Agreement on behalf of Income Fund and that any amounts payable by AAFI under or in connection with this Agreement shall be payable solely from the revenues and assets of Income Fund.

                 Section 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AAFI and AFG.

                 Section 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

                 Section 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article III or IV that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

                 Section 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

                 Section 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

                 Section 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall he deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                 (a)        If to AFG:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185

                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999

                 (b)        If to AAFI:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185

                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    AIM ADVISOR FUNDS, INC., acting
                                    on behalf of AIM Advisor Income Fund


                                    By:  /s/ ROBERT H. GRAHAM
                                        --------------------------------------


                                    AIM FUNDS GROUP, acting on behalf of
                                    AIM Intermediate Government Fund


                                    By:  /s/ ROBERT H. GRAHAM
                                        --------------------------------------

                                Schedule 6.1(d)



                 OPINION OF COUNSEL TO AIM Advisor Income Fund


         1. AAFI is a corporation duly incorporated and validly existing under the laws of the State of Maryland.

         2. AAFI is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AAFI have been duly authorized and approved by all requisite corporate action on the part of AAFI. The Agreement has been duly executed and delivered by AAFI and constitutes the valid and binding obligation of Income Fund.

         4. The IF Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AAFI is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AAFI or who has devoted substantive attention on behalf of AAFI during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against Income Fund
(i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                Schedule 6.2(f)

                                 Tax Opinions.

                            (i) The transfer of the assets of Income Fund to the Intermediate Government Portfolio in exchange for the Portfolio Shares distributed directly to the IF Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of
         Section 368(a) of the Code and that Income Fund and AFG will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

                            (ii)    In accordance with Section 361(a) and
         Section 361(c)(1) of the Code, no gain or loss will be recognized by Income Fund as a result of such transaction.

                            (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Intermediate Government Portfolio upon the receipt of assets of Income Fund in exchange for Intermediate Government Portfolio Shares issued directly to the IF Shareholders

                            (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by IF Shareholders on issuance by AFG of Intermediate Government Portfolio Shares in exchange for their IF Shares.

                            (v) In accordance with Section 362(b) of the Code, the basis to the Intermediate Government Portfolio of the assets of Income Fund transferred to it will be the same as the basis of such assets in the hands of Income Fund immediately prior to the exchange.

                            (vi) In accordance with Section 358(a) of the Code, a IF Shareholder's basis for Intermediate Government Portfolio Shares issued to such IF Shareholder pursuant to Section 2.7 of the Agreement ("Issued Shares") will be the same as his basis for IF Shares.

                            (vii) In accordance with Section 1223(1) of the Code, a IF Shareholder's holding period for Intermediate Government Portfolio Shares will be determined by including said IF Shareholder's holding period for IF Shares exchanged therefor, provided that IF Shareholder held such IF Shares as a capital asset.

                            (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Income Fund transferred to the Intermediate Government Portfolio will include the holding period for such assets in the hands of Income Fund.

                           (ix) In accordance with Section 381(a)(2) of the Code, the Intermediate Government Portfolio will succeed to and take into account the items of Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Internal Revenue Service regulations thereunder.

                                Schedule 6.3(d)



                           OPINION OF COUNSEL TO AFG


         1. AFG is duly organized and validly existing as a business trust under the Business Trust Law of the State of Delaware.

         2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of the Intermediate Government Portfolio.

         4. The Intermediate Government Portfolio Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AFG is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AFG or who has devoted substantive attention on behalf of AFG during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Intermediate Government Portfolio (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                   APPENDIX III

                                                           [APPLICATION INSIDE]

[AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

AIM BALANCED FUND
AIM GLOBAL UTILITIES FUND
AIM GROWTH FUND
AIM HIGH YIELD FUND
AIM INCOME FUND
AIM INTERMEDIATE GOVERNMENT FUND
AIM MONEY MARKET FUND
AIM MUNICIPAL BOND FUND
AIM VALUE FUND
(SERIES PORTFOLIOS OF AIM FUNDS GROUP)

PROSPECTUS
AUGUST 4, 1997

This Prospectus contains information about the nine mutual funds listed above (the "Funds") which are separate series portfolios of AIM Funds Group (the "Trust"), a Delaware business trust. The investment objectives of the Funds are listed on the inside cover page.

This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated August 4, 1997, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust. Additional information about the Funds may also be obtained from http://www.aimfunds.com.

AIM HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND PRIOR TO INVESTING. SEE "INVESTMENT PROGRAMS -- AIM HIGH YIELD FUND," "CERTAIN INVESTMENT STRATEGIES AND POLICIES -- RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES" AND "APPENDIX C -- DESCRIPTIONS OF RATING CATEGORIES."

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THERE CAN BE NO ASSURANCE THAT AIM MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

  The investment objectives of the Funds are as follows:

  AIM BALANCED FUND: To achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

  AIM GLOBAL UTILITIES FUND: To achieve a high level of current income, and as a secondary objective to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.

  AIM GROWTH FUND: To achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth.

  AIM HIGH YIELD FUND: To achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade.

  AIM INCOME FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.

  AIM INTERMEDIATE GOVERNMENT FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

  AIM MONEY MARKET FUND: To provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  AIM MUNICIPAL BOND FUND: To achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds.

  AIM VALUE FUND: To achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUNDS. AIM Funds Group (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently the Trust offers nine separate series portfolios, each of which pursues unique investment objectives. This Prospectus relates to all of such portfolios (the "Funds"), which are listed on the cover.

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement").

  AIM, together with its subsidiaries, manages or advises 53 investment company portfolios. As of July 15, 1997, the total assets of the investment company portfolios advised or managed by AIM or its subsidiaries were approximately $76.0 billion. Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to each Fund. As compensation for these services AIM receives a fee based on each Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by each Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Funds.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of each Fund and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, all of which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

          AIM Cash Reserve Shares (AIM MONEY MARKET FUND only) -- Shares are offered at net asset value, without an initial sales charge and without contingent deferred sales charges.

  SUITABILITY FOR INVESTORS. The multiple class structure permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of a Fund and other circumstances. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares of

 AIM MONEY MARKET FUND are exchanged for shares of other funds advised by AIM that are sold with an initial sales charge. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or on Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND, may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more were made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of AIM Cash Reserve Shares of AIM MONEY MARKET FUND may redeem all or a portion of their shares at net asset value on any business day, without charge.

  DISTRIBUTIONS. AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND currently declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. AIM BALANCED FUND currently declares and pays dividends from net investment income on a quarterly basis. AIM GROWTH FUND and AIM VALUE FUND currently declare and pay dividends from net investment income, if any, on an annual basis. All of the Funds make distributions of realized capital gains, if any, on an annual basis, although AIM MONEY MARKET FUND may distribute net realized short-term capital gains more frequently. Dividends and distributions paid with respect to Class A shares of a Fund may be paid by check, reinvested in additional Class A shares of the Fund or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. Dividends and distributions paid with respect to Class B shares of a Fund may be paid by check or reinvested in additional Class B shares of other funds in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to Class C shares of a Fund may be paid by check or reinvested in additional Class C shares of another fund in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be paid by check, reinvested in additional AIM Cash Reserve Shares of the Fund, or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. Subject to certain restrictions designed to reduce any associated risks, AIM MONEY MARKET FUND may invest in securities such as money market instruments which are not rated (but are determined by AIM to be of comparable quality to securities which have received the highest ratings), certain repurchase agreements, and U.S. dollar-denominated obligations issued by foreign banks. Accordingly, an investment in AIM MONEY MARKET FUND may entail somewhat different risks from an investment in an investment company which does not engage in such investment practices. See "Investment Programs."

  AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." Investments in junk bonds, while generally providing greater income and opportunity for gain, may be subject to greater risks than higher rated securities. Such risks may include: greater market fluctuations and risk of loss of income and principal, limited liquidity and secondary market support, greater sensitivity to economic and business downturns, and certain other risks. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities." Investors should carefully consider the relative risks and rewards of investing in each of the above-named Funds prior to investing, and should not consider an investment in any of those Funds to represent a complete investment program.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service mark of A I M
Management Group Inc.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Funds understand the various costs that an investor will bear, both directly and indirectly. Except where noted, the fees and expenses set forth in the table are based on the expenses of the Funds for the most recent fiscal year. The fees and expenses for Class C shares set forth in the table below are based on estimated average net assets of Class C shares of each Fund for the first period of operation. The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                            AIM
                                    AIM                   GLOBAL                    AIM                     AIM             AIM
                                 BALANCED                UTILITIES                GROWTH                HIGH YIELD         INCOM
                                   FUND                    FUND                    FUND                    FUND            FUND
                           ---------------------   ---------------------   ---------------------   ---------------------   -----
                           CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                             A       B       C       A       B       C       A       B       C       A       B       C       A
                           -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares (as a % of
    the offering
    price)...............   4.75%   None    None    5.50%   None    None    5.50%   None    None    4.75%   None    None    4.75%
  Maximum sales load on
    reinvested
    dividends............   None    None    None    None    None    None    None    None    None    None    None    None    None
  Deferred sales load (as
    a % of
    original purchase
    price or
    redemption proceeds,
    whichever is
    lower)...............   None*    5.0%    1.0%   None*    5.0%    1.0%   None*    5.0%    1.0%   None*    5.0%    1.0%   None*
  Redemption fees........   None    None    None    None    None    None    None    None    None    None    None    None    None
  Exchange fee...........   None    None    None    None    None    None    None    None    None    None    None    None    None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees........   0.61%   0.61%   0.61%   0.58%   0.58%   0.58%   0.69%   0.69%   0.69%   0.50%   0.50%   0.50%   0.46%
  Rule 12b-1 distribution
    plan payments........   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%
  All other expenses.....   0.29%   0.36%   0.36%   0.34%   0.38%   0.38%   0.24%   0.34%   0.34%   0.22%   0.18%   0.18%   0.27%
                            ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
        Total fund
          operating
          expenses.......   1.15%   1.97%   1.97%   1.17%   1.96%   1.96%   1.18%   2.03%   2.03%   0.97%   1.68%   1.68%   0.98%
                            ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====


                                AIM
                              INCOME
                               FUND
                           -------------
                           CLASS   CLASS
                             B       C
                           -----   -----
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares (as a % of
    the offering
    price)...............   None    None
  Maximum sales load on
    reinvested
    dividends............   None    None
  Deferred sales load (as
    a % of
    original purchase
    price or
    redemption proceeds,
    whichever is
    lower)...............    5.0%    1.0%
  Redemption fees........   None    None
  Exchange fee...........   None    None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees........   0.46%   0.46%
  Rule 12b-1 distribution
    plan payments........   1.00%   1.00%
  All other expenses.....   0.34%   0.34%
                            ----    ----
        Total fund
          operating
          expenses.......   1.80%   1.80%
                            ====    ====

                                                                              AIM
                                                 AIM                         MONEY
                                            INTERMEDIATE                  MARKET FUND                      AIM             AIM
                                             GOVERNMENT         -------------------------------         MUNICIPAL         VALUE
                                                FUND                                      AIM           BOND FUND         FUND
                                        ---------------------                            CASH     ---------------------   -----
                                        CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   RESERVE   CLASS   CLASS   CLASS   CLASS
                                          A       B       C       A       B       C     SHARES      A       B       C       A
                                        -----   -----   -----   -----   -----   -----   -------   -----   -----   -----   -----
Shareholder Transaction Expenses
  Maximum sales load imposed on
    purchase of shares (as a % of the
    offering price)...................   4.75%   None    None    5.50%   None    None      None    4.75%   None    None    5.50%
  Maximum sales load on reinvested
    dividends.........................   None    None    None    None    None    None      None    None    None    None    None
  Deferred sales load (as a % of
    original purchase price or
    redemption proceeds, whichever is
    lower)............................   None*    5.0%    1.0%   None*    5.0%    1.0%     None    None*    5.0%    1.0%   None*
  Redemption fees.....................   None    None    None    None    None    None      None    None    None    None    None
  Exchange fee........................   None    None    None    None    None    None      None    None    None    None    None
Annual Fund Operating Expenses (as a %
  of average net assets)
  Management fees (after fee
    waivers)..........................   0.48%   0.48%   0.48%   0.55%   0.55%   0.55%     0.55%   0.47%   0.47%   0.47%   0.61%(1)
  Rule 12b-1 distribution plan
    payments..........................   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%     0.25%   0.25%   1.00%   1.00%   0.25%
  All other expenses..................   0.27%   0.28%   0.28%   0.27%   0.26%   0.26%     0.28%   0.08%   0.14%   0.14%   0.25%
                                         ----    ----    ----    ----    ----    ----      ----    ----    ----    ----    ----
        Total fund operating
          expenses....................   1.00%   1.76%   1.76%   1.07%   1.81%   1.81%     1.08%   0.80%   1.61%   1.61%   1.11%
                                         ====    ====    ====    ====    ====    ====      ====    ====    ====    ====    ====


                                             AIM
                                            VALUE
                                            FUND
                                        ---------------
                                        CLASS     CLASS
                                          B         C
                                        -----     -----
Shareholder Transaction Expenses
  Maximum sales load imposed on
    purchase of shares (as a % of the
    offering price)...................   None      None
  Maximum sales load on reinvested
    dividends.........................   None      None
  Deferred sales load (as a % of
    original purchase price or
    redemption proceeds, whichever is
    lower)............................    5.0%      1.0%
  Redemption fees.....................   None      None
  Exchange fee........................   None      None
Annual Fund Operating Expenses (as a %
  of average net assets)
  Management fees (after fee
    waivers)..........................   0.61%(1)  0.61%(1)
  Rule 12b-1 distribution plan
    payments..........................   1.00%     1.00%
  All other expenses..................   0.33%     0.33%
                                         ----      ----
        Total fund operating
          expenses....................   1.94%     1.94%
                                         ====      ====

------------------------

 (1) After fee waivers. If management fees were not being waived, they would be 0.63% on all classes of AIM VALUE FUND.

* Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

--------------------------------------------------------------------------------

  EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $59         $66       $66      $57     $57         $57         $65        $55       $66
3 years.................     82          90        90       77      77          78          87         72        88
5 years.................    108         116       116       99      99         100         111         90       113
10 years................    181         189       190      161     162         164         178        142       183

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

  You would pay the following expenses on a $1,000 investment in Class B shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $70         $70       $71      $67     $68         $68         $68        $66       $70
3 years.................     92          92        94       83      87          85          87         81        91
5 years.................    126         126       129      111     117         115         118        108       125
10 years*...............    208         208       214      180     190         187         193        169       205

  You would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $20         $20       $21      $17     $18         $18         $18        $16       $20
3 years.................     62          62        64       53      57          55          57         51        61
5 years.................    106         106       109       91      97          95          98         88       105
10 years*...............    208         208       214      180     190         187         193        169       205

  You would pay the following expenses on a $1,000 investment in Class C shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $30         $30       $31      $27     $28         $28         $28        $26       $30
3 years.................     62          62        64       53      57          55          57         51        61

  You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $20         $20       $21      $17     $18         $18         $18        $16       $20
3 years.................     62          62        64       53      57          55          57         51        61

---------------
* Reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made; therefore years nine and ten reflect Class A expenses.

  You would pay the following expenses on a $1,000 investment in AIM Cash Reserve Shares of AIM MONEY MARKET FUND, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                             AIM
                                            MONEY
                                            MARKET
                                             FUND
                                            ------
1 year.................................      $11
3 years................................       34
5 years................................       60
10 years...............................      132

--------------------------------------------------------------------------------

  As a result of 12b-1 distribution plan payments, a long-term shareholder of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the 12b-1 distribution plan payments applicable to Class A shares, Class B shares and Class C shares of the Funds, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  The above examples should not be considered to be representative of the Funds' actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, each Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The following per share data, ratios and supplemental data for the Class A shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for (i) all periods presented for AIM BALANCED FUND and (ii) the years ended December 31, 1996, 1995, 1994 and 1993 for the Funds other than AIM BALANCED FUND have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports thereon were unqualified. The per share data, ratios and supplemental data for the Class A shares of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for each of the periods presented other than those described above have been derived from financial statements audited by Price Waterhouse LLP, independent accountants, whose reports thereon were also unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information. Class C shares of the Funds commenced operations on August 4, 1997. The investment advisor to the above-named Funds, other than AIM BALANCED FUND, changed on June 30, 1992.+

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      AIM BALANCED FUND -- CLASS A SHARES

                                                      YEAR ENDED                SEPTEMBER 1,
                                                     DECEMBER 31,                 1993 TO           YEAR ENDED AUGUST 31,
                                          ----------------------------------    DECEMBER 31,    -----------------------------
                                            1996           1995       1994          1993         1993       1992       1991
                                          --------        -------    -------    ------------    -------   --------   --------
Net asset value, beginning of period....  $  19.22        $ 14.62    $ 16.10      $  15.97      $ 12.77   $  12.04   $   9.73
Income from investment operations:
 Net investment income..................      0.66           0.49       0.44          0.10         0.32       0.29       0.28
 Net gains or losses on securities (both
 realized and unrealized)...............      2.99           4.57      (1.31)         0.18         3.18       0.74       2.33
                                          --------        -------    -------      --------      -------   --------   --------
 Total from investment operations.......      3.65           5.06      (0.87)         0.28         3.50       1.03       2.61
                                          --------        -------    -------      --------      -------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.55)         (0.46)     (0.39)        (0.15)       (0.30)     (0.30)     (0.30)
 Distributions from net realized capital
   gains................................     (0.48)            --      (0.22)           --           --         --         --
                                          --------        -------    -------      --------      -------   --------   --------
 Total distributions....................     (1.03)         (0.46)     (0.61)        (0.15)       (0.30)     (0.30)     (0.30)
                                          --------        -------    -------      --------      -------   --------   --------
Net asset value, end of period..........  $  21.84        $ 19.22    $ 14.62      $  16.10      $ 15.97   $  12.77   $  12.04
                                          ========        =======    =======      ========      =======   ========   ========
Total return(a).........................     19.25%         34.97%     (5.44)%        1.76%       27.75%      8.66%     27.41%
                                          ========        =======    =======      ========      =======   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $334,189        $92,241    $37,572      $ 23,520      $19,497   $ 11,796   $ 11,750
                                          ========        =======    =======      ========      =======   ========   ========
 Ratio of expenses to average net
   assets...............................      1.15%(b)(c)    1.43%(d)   1.25%(e)      2.17%(f)     2.07%      2.12%      2.39%
                                          ========        =======    =======      ========      =======   ========   ========
 Ratio of net investment income to
 average net assets.....................      2.97%(b)       2.81%(d)   3.07%(e)      1.81%(f)     2.23%      2.32%      2.74%
                                          ========        =======    =======      ========      =======   ========   ========
 Portfolio turnover rate................        72%            77%        76%          233%         154%       166%       208%
                                          ========        =======    =======      ========      =======   ========   ========
 Average broker commission rate(g)......  $ 0.0558          N/A        N/A         N/A            N/A       N/A        N/A
                                          ========        =======    =======      ========      =======   ========   ========
Borrowings for the period:
 Amount of debt outstanding at end of
   period...............................        --             --         --            --           --         --         --
 Average amount of debt outstanding
   during the period(h).................        --             --         --            --           --         --         --
 Average number of shares outstanding
   during the period (000s
   omitted)(h)..........................     9,778          3,173      2,061         1,305        1,046        939      1,051
 Average amount of debt per share during
   the period...........................        --             --         --            --           --         --         --


                                              YEAR ENDED AUGUST 31,
                                          -----------------------------
                                            1990       1989      1988
                                          --------   --------   -------
Net asset value, beginning of period....  $  10.67   $   9.08   $ 11.89
Income from investment operations:
 Net investment income..................      0.32       0.39      0.42
 Net gains or losses on securities (both
 realized and unrealized)...............     (0.91)      1.63     (2.65)
                                          --------   --------   -------
 Total from investment operations.......     (0.59)      2.02     (2.23)
                                          --------   --------   -------
Less distributions:
 Dividends from net investment income...     (0.35)     (0.43)    (0.50)
 Distributions from net realized capital
   gains................................        --         --     (0.08)
                                          --------   --------   -------
 Total distributions....................     (0.35)     (0.43)    (0.58)
                                          --------   --------   -------
Net asset value, end of period..........  $   9.73   $  10.67   $  9.08
                                          ========   ========   =======
Total return(a).........................     (5.67)%    22.96%   (18.57)%
                                          ========   ========   =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $ 10,965   $ 14,405   $16,789
                                          ========   ========   =======
 Ratio of expenses to average net
   assets...............................      2.15%      1.94%     2.31%
                                          ========   ========   =======
 Ratio of net investment income to
 average net assets.....................      3.18%      3.99%     4.50%
                                          ========   ========   =======
 Portfolio turnover rate................       307%       149%      118%
                                          ========   ========   =======
 Average broker commission rate(g)......    N/A        N/A        N/A
                                          ========   ========   =======
Borrowings for the period:
 Amount of debt outstanding at end of
   period...............................        --   $260,000        --
 Average amount of debt outstanding
   during the period(h).................  $138,181   $ 83,195        --
 Average number of shares outstanding
   during the period (000s
   omitted)(h)..........................     1,238      1,589     2,131
 Average amount of debt per share during
   the period...........................  $  0.110   $  0.052        --

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.

(b) Ratios are based on average daily net assets of $205,275,849.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.46% and 2.78%, respectively.

(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.68% and 2.64%, respectively.

(f) Annualized.

(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

(h) Averages computed on a daily basis.

                  AIM GLOBAL UTILITIES FUND -- CLASS A SHARES

                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
                                                1996            1995       1994       1993       1992
                                              --------        --------   --------   --------   --------
Net asset value, beginning of period........  $  14.59        $  11.85   $  14.09   $  13.31   $  13.75
Income from investment operations:
 Net investment income......................      0.55            0.55       0.59       0.60       0.67
 Net gains or losses on securities (both
   realized and unrealized).................      1.43            2.71      (2.20)      1.02       0.36
                                              --------        --------   --------   --------   --------
 Total from investment operations...........      1.98            3.26      (1.61)      1.62       1.03
                                              --------        --------   --------   --------   --------
Less distributions:
 Dividends from net investment income.......     (0.56)          (0.52)     (0.60)     (0.61)     (0.68)
 Distributions from net realized capital
   gains....................................        --              --         --      (0.23)     (0.79)
 Returns of capital.........................        --              --      (0.03)        --         --
                                              --------        --------   --------   --------   --------
 Total distributions........................     (0.56)          (0.52)     (0.63)     (0.84)     (1.47)
                                              --------        --------   --------   --------   --------
Net asset value, end of period..............  $  16.01        $  14.59   $  11.85   $  14.09   $  13.31
                                              ========        ========   ========   ========   ========
Total return(a).............................     13.88%          28.07%    (11.57)%    12.32%      7.92%
                                              ========        ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s omitted)...  $164,001        $170,624   $150,515   $200,016   $111,771
                                              ========        ========   ========   ========   ========
 Ratio of expenses to average net assets....      1.17%(b)(c)     1.21%      1.18%      1.16%      1.17%
                                              ========        ========   ========   ========   ========
 Ratio of net investment income to average
   net assets...............................      3.62%(b)        4.20%      4.67%      4.21%      4.96%
                                              ========        ========   ========   ========   ========
 Portfolio turnover rate....................        48%             88%       101%        76%       148%
                                              ========        ========   ========   ========   ========
 Average broker commission rate(g)..........  $ 0.0460             N/A        N/A        N/A        N/A
                                              ========        ========   ========   ========   ========

                                                                                     JANUARY 18, 1988*
                                                  YEAR ENDED DECEMBER 31,                   TO
                                              --------------------------------         DECEMBER 31,
                                                1991       1990         1989               1988
                                              --------   --------     --------       -----------------
Net asset value, beginning of period........   $ 12.45    $ 13.73      $ 10.99                 $ 10.00
Income from investment operations:
 Net investment income......................      0.70       0.66         0.77                    0.82
 Net gains or losses on securities (both
   realized and unrealized).................      2.12      (1.10)        3.06                    0.83
                                               -------    -------      -------                  ------
 Total from investment operations...........      2.82      (0.44)        3.83                    1.65
                                               -------    -------      -------                  ------
Less distributions:
 Dividends from net investment income.......     (0.66)     (0.70)       (0.69)                  (0.66)
 Distributions from net realized capital
   gains....................................     (0.86)     (0.14)       (0.40)                     --
 Returns of capital.........................        --         --           --                      --
                                               -------    -------      -------                  ------
 Total distributions........................     (1.52)     (0.84)       (1.09)                  (0.66)
                                               -------    -------      -------                  ------
Net asset value, end of period..............   $ 13.75    $ 12.45      $ 13.73                 $ 10.99
                                               =======    =======      =======                  ======
Total return(a).............................     23.65%     (2.98)%      36.11%                  17.03%
                                               =======    =======      =======                  ======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)...   $91,939    $69,541      $58,307                 $20,104
                                               =======    =======      =======                  ======
 Ratio of expenses to average net assets....      1.23%      1.21%(d)     1.05%(d)                1.22%(d)(f)
                                               =======    =======      =======                  ======
 Ratio of net investment income to average
   net assets...............................      5.36%      5.21%(e)     6.13%(e)                7.63%(e)(f)
                                               =======    =======      =======                  ======
 Portfolio turnover rate....................       169%       123%         115%                     87%
                                               =======    =======      =======                  ======
 Average broker commission rate(g)..........       N/A        N/A          N/A                     N/A
                                               =======    =======      =======                  ======

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average daily net assets of $163,634,721.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-1988, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-1988, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                       AIM GROWTH FUND -- CLASS A SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                           1996            1995       1994       1993       1992       1991       1990
                                         --------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period...  $  13.05        $  10.32   $  11.32   $  12.28   $  14.73   $  12.35   $  13.92
Income from investment operations:
 Net investment income.................      0.07            0.02         --         --       0.06       0.11       0.21
 Net gains or losses on securities
   (both realized and unrealized)......      2.34            3.50      (0.57)      0.41      (0.04)      4.33      (0.91)
                                         --------        --------   --------   --------   --------   --------   --------
 Total from investment operations......      2.41            3.52      (0.57)      0.41       0.02       4.44      (0.70)
                                         --------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income..............................        --              --         --         --      (0.06)     (0.13)     (0.20)
 Distributions from net realized
   capital gains.......................     (0.68)          (0.79)     (0.43)     (1.37)     (2.41)     (1.93)     (0.67)
                                         --------        --------   --------   --------   --------   --------   --------
 Total distributions...................     (0.68)          (0.79)     (0.43)     (1.37)     (2.47)     (2.06)     (0.87)
                                         --------        --------   --------   --------   --------   --------   --------
Net asset value, end of period.........  $  14.78        $  13.05   $  10.32   $  11.32   $  12.28   $  14.73   $  12.35
                                         ========        ========   ========   ========   ========   ========   ========
Total return(a)........................     18.61%          34.31%     (4.99)%     3.64%      0.19%     37.05%     (5.04)%
                                         ========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $227,882        $168,217   $123,271   $146,723   $168,395   $185,461   $153,245
                                         ========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets..............................      1.18%(b)(c)     1.28%      1.22%      1.17%      1.17%      1.21%      1.16%
                                         ========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets..................      0.46%(b)        0.20%      0.02%      0.02%      0.42%      0.73%      1.41%
                                         ========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate...............        97%             87%       201%       192%       133%        73%        61%
                                         ========        ========   ========   ========   ========   ========   ========
 Average broker commission rate(d).....  $ 0.0621             N/A        N/A        N/A        N/A        N/A        N/A
                                         ========        ========   ========   ========   ========   ========   ========

                                            YEAR ENDED DECEMBER 31,
                                         ------------------------------
                                           1989       1988       1987
                                         --------   --------   --------
Net asset value, beginning of period...  $  11.93   $  11.04   $  12.91
Income from investment operations:
 Net investment income.................      0.25       0.23       0.24
 Net gains or losses on securities
   (both realized and unrealized)......      3.16       0.89       0.30
                                         --------   --------   --------
 Total from investment operations......      3.41       1.12       0.54
                                         --------   --------   --------
Less distributions:
 Dividends from net investment
   income..............................     (0.27)     (0.23)     (0.31)
 Distributions from net realized
   capital gains.......................     (1.15)        --      (2.10)
                                         --------   --------   --------
 Total distributions...................     (1.42)     (0.23)     (2.41)
                                         --------   --------   --------
Net asset value, end of period.........  $  13.92   $  11.93   $  11.04
                                         ========   ========   ========
Total return(a)........................     28.87%     10.13%      3.62%
                                         ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $187,805   $180,793   $203,329
                                         ========   ========   ========
 Ratio of expenses to average net
   assets..............................      1.00%      0.98%      0.84%
                                         ========   ========   ========
 Ratio of net investment income to
   average net assets..................      1.62%      1.73%      1.51%
                                         ========   ========   ========
 Portfolio turnover rate...............        53%        38%        78%
                                         ========   ========   ========
 Average broker commission rate(d).....       N/A        N/A        N/A
                                         ========   ========   ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $204,456,793.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                     AIM HIGH YIELD FUND -- CLASS A SHARES

                                                                       YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------
                                             1996             1995       1994       1993       1992       1991       1990
                                          ----------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period....  $     9.43        $   8.93   $  10.05   $   9.40   $   8.86   $   7.07   $   8.94
Income from investment operations:
 Net investment income..................        0.92            0.93       0.96       0.97       1.04       1.02       1.09
 Net gains or losses on securities (both
   realized and unrealized).............        0.46            0.52      (1.12)      0.69       0.55       1.81      (1.84)
                                          ----------        --------   --------   --------   --------   --------   --------
 Total from investment operations.......        1.38            1.45      (0.16)      1.66       1.59       2.83      (0.75)
                                          ----------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income...       (0.93)          (0.95)     (0.96)     (1.01)     (1.05)     (1.04)     (1.12)
                                          ----------        --------   --------   --------   --------   --------   --------
Net asset value, end of period..........  $     9.88        $   9.43   $   8.93   $  10.05   $   9.40   $   8.86   $   7.07
                                          ==========        ========   ========   ========   ========   ========   ========
Total return(a).........................       15.44%          16.86%     (1.67)%    18.40%     18.60%     42.18%     (9.03)%
                                          ==========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $1,272,974        $886,106   $578,959   $550,760   $324,518   $259,677   $204,932
                                          ==========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets...............................        0.97%(b)(c)     0.96%      1.00%      1.12%      1.15%      1.22%      1.21%(d)
                                          ==========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets...................        9.67%(b)        9.95%     10.07%      9.82%     11.00%     12.67%     13.59%(e)
                                          ==========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate................          77%             61%        53%        53%        56%        61%        27%
                                          ==========        ========   ========   ========   ========   ========   ========

                                              YEAR ENDED DECEMBER 31,
                                          --------------------------------
                                            1989       1988         1987
                                          --------   --------     --------
Net asset value, beginning of period....  $  10.01   $   9.67     $  10.54
Income from investment operations:
 Net investment income..................      1.21       1.18         1.16
 Net gains or losses on securities (both
   realized and unrealized).............     (1.07)      0.34        (0.83)
                                          --------   --------     --------
 Total from investment operations.......      0.14       1.52         0.33
                                          --------   --------     --------
Less distributions:
 Dividends from net investment income...     (1.21)     (1.18)       (1.20)
                                          --------   --------     --------
Net asset value, end of period..........  $   8.94   $  10.01     $   9.67
                                          ========   ========     ========
Total return(a).........................      1.18%     16.41%        3.07%
                                          ========   ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $261,920   $274,631     $242,858
                                          ========   ========     ========
 Ratio of expenses to average net
   assets...............................      0.99%      0.96%(d)     0.92%
                                          ========   ========     ========
 Ratio of net investment income to
   average net assets...................     12.40%     11.84%(e)    11.21%
                                          ========   ========     ========
 Portfolio turnover rate................        36%        76%          81%
                                          ========   ========     ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $1,052,462,336.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22% and 1.00% for 1990 and 1988, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58% and 11.80% for 1990 and 1988, respectively.

                       AIM INCOME FUND -- CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                            1996            1995       1994       1993       1992         1991         1990
                                          --------        --------   --------   --------   --------     --------     --------
Net asset value, beginning of period....  $   8.17        $   7.20   $   8.45   $   8.03   $   8.07     $   7.41     $   7.80
Income from investment operations:
 Net investment income..................      0.57            0.58       0.58       0.60       0.60         0.61         0.65
 Net gains or losses on securities (both
   realized and unrealized).............      0.09            1.00      (1.22)      0.61      (0.03)        0.66        (0.39)
                                          --------        --------   --------   --------   --------     --------     --------
 Total from investment operations.......      0.66            1.58      (0.64)      1.21       0.57         1.27         0.26
                                          --------        --------   --------   --------   --------     --------     --------
Less distributions:
 Dividends from net investment income...     (0.59)          (0.61)     (0.49)     (0.60)     (0.61)       (0.61)       (0.65)
 Distributions from net realized capital
   gains................................        --              --      (0.01)     (0.19)        --           --           --
 Returns of capital.....................        --              --      (0.11)        --         --           --           --
                                          --------        --------   --------   --------   --------     --------     --------
 Total distributions....................     (0.59)          (0.61)     (0.61)     (0.79)     (0.61)       (0.61)       (0.65)
                                          --------        --------   --------   --------   --------     --------     --------
Net asset value, end of period..........  $   8.24        $   8.17   $   7.20   $   8.45   $   8.03     $   8.07     $   7.41
                                          ========        ========   ========   ========   ========     ========     ========
Total return(a).........................      8.58%          22.77%     (7.65)%    15.38%      7.42%       18.00%        3.65%
                                          ========        ========   ========   ========   ========     ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $286,183        $251,280   $201,677   $244,168   $218,848     $231,798     $215,987
                                          ========        ========   ========   ========   ========     ========     ========
 Ratio of expenses to average net
   assets...............................      0.98%(b)(c)     0.98%      0.98%      0.98%      0.99%(d)     1.00%(d)     1.00%
                                          ========        ========   ========   ========   ========     ========     ========
 Ratio of net investment income to
   average net assets...................      7.13%(b)        7.52%      7.53%      7.01%      7.54%(d)     7.97%(d)     8.73%
                                          ========        ========   ========   ========   ========     ========     ========
 Portfolio turnover rate................        80%            227%       185%        99%        82%          67%         106%
                                          ========        ========   ========   ========   ========     ========     ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
Net asset value, beginning of period....  $   7.53   $   7.55   $   8.20
Income from investment operations:
 Net investment income..................      0.66       0.68       0.67
 Net gains or losses on securities (both
   realized and unrealized).............      0.32      (0.02)     (0.63)
                                          --------   --------   --------
 Total from investment operations.......      0.98       0.66       0.04
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.71)     (0.68)     (0.69)
 Distributions from net realized capital
   gains................................        --         --         --
 Returns of capital.....................        --         --         --
                                          --------   --------   --------
 Total distributions....................     (0.71)     (0.68)     (0.69)
                                          --------   --------   --------
Net asset value, end of period..........  $   7.80   $   7.53   $   7.55
                                          ========   ========   ========
Total return(a).........................     13.56%      9.01%      0.56%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $229,222   $218,946   $237,466
                                          ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.96%      0.95%      0.84%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets...................      8.56%      8.81%      8.64%
                                          ========   ========   ========
 Portfolio turnover rate................       222%       361%       195%
                                          ========   ========   ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $262,501,383.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average daily net assets would have been 0.97%.
(d) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992 and 1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992 and 1991, respectively.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS A SHARES

                                                              YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------
                                          1996            1995       1994       1993       1992       1991
                                        --------        --------   --------   --------   --------   --------
Net asset value, beginning of
 period...............................  $   9.70        $   8.99   $  10.05   $  10.19   $  10.34   $   9.95
Income from investment operations:
 Net investment income................      0.63            0.69       0.68       0.74       0.77       0.82
 Net gains or losses on securities
   (both realized and unrealized).....     (0.42)           0.73      (1.02)     (0.04)     (0.15)      0.41
                                        --------        --------   --------   --------   --------   --------
 Total from investment operations.....      0.21            1.42      (0.34)      0.70       0.62       1.23
                                        --------        --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income.............................     (0.59)          (0.67)     (0.58)     (0.70)     (0.74)     (0.84)
 Distributions from net realized
   capital gains......................        --              --      (0.04)     (0.14)     (0.03)        --
 Returns of capital...................     (0.04)          (0.04)     (0.10)        --         --         --
                                        --------        --------   --------   --------   --------   --------
 Total distributions..................     (0.63)          (0.71)     (0.72)     (0.84)     (0.77)     (0.84)
                                        --------        --------   --------   --------   --------   --------
Net asset value, end of period........  $   9.28        $   9.70   $   8.99   $  10.05   $  10.19   $  10.34
                                        ========        ========   ========   ========   ========   ========
Total return(a).......................      2.35%          16.28%     (3.44)%     7.07%      6.26%     12.98%
                                        ========        ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).....................  $174,344        $176,318   $158,341   $139,586   $123,484   $101,409
                                        ========        ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets (exclusive of interest
   expense)(b)........................      1.00%(c)(d)     1.08%      1.04%      1.00%      0.98%      1.00%
                                        ========        ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets(e)..............      6.76%(c)        7.36%      7.34%      7.08%      7.53%      8.15%
                                        ========        ========   ========   ========   ========   ========
 Portfolio turnover rate..............       134%            140%       109%       110%        42%        26%
                                        ========        ========   ========   ========   ========   ========

                                                                        APRIL 28,
                                                                          1987*
                                          YEAR ENDED DECEMBER 31,           TO
                                        ----------------------------   DECEMBER 31,
                                          1990      1989      1988         1987
                                        --------   -------   -------   ------------
Net asset value, beginning of
 period...............................  $   9.91   $  9.70   $  9.92     $ 10.00
Income from investment operations:
 Net investment income................      0.87      0.90      0.89        0.55
 Net gains or losses on securities
   (both realized and unrealized).....      0.01      0.15     (0.27)      (0.14)
                                        --------   -------   -------     -------
 Total from investment operations.....      0.88      1.05      0.62        0.41
                                        --------   -------   -------     -------
Less distributions:
 Dividends from net investment
   income.............................     (0.84)    (0.84)    (0.84)      (0.49)
 Distributions from net realized
   capital gains......................        --        --        --          --
 Returns of capital...................        --        --        --          --
                                        --------   -------   -------     -------
 Total distributions..................     (0.84)    (0.84)    (0.84)      (0.49)
                                        --------   -------   -------     -------
Net asset value, end of period........  $   9.95   $  9.91   $  9.70     $  9.92
                                        ========   =======   =======     =======
Total return(a).......................      9.39%    11.28%     6.43%       4.18%
                                        ========   =======   =======     =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).....................  $ 61,463   $57,077   $48,372     $28,052
                                        ========   =======   =======     =======
 Ratio of expenses to average net
   assets (exclusive of interest
   expense)(b)........................      1.00%     1.00%     1.00%       1.20%(f)
                                        ========   =======   =======     =======
 Ratio of net investment income to
   average net assets(e)..............      8.85%     9.10%     9.11%       8.64%(f)
                                        ========   =======   =======     =======
 Portfolio turnover rate..............        16%       15%       15%         35%
                                        ========   =======   =======     =======

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(b) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-1988, respectively.
(c) Ratios are based on average net assets of $175,038,605.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-1988, respectively.
(f) Annualized.

                     AIM MUNICIPAL BOND FUND -- CLASS A SHARES

                                                                      YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------------
                                            1996            1995       1994       1993       1992       1991       1990
                                          --------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period....  $   8.31        $   7.78   $   8.61   $   8.27   $   8.13   $   7.66   $   7.81
Income from investment operations:
 Net investment income..................      0.43            0.43       0.46       0.48       0.51       0.52       0.53
 Net gains or losses on securities (both
   realized and unrealized).............     (0.12)           0.56      (0.78)      0.46       0.21       0.46      (0.14)
                                          --------        --------   --------   --------   --------   --------   --------
 Total from investment operations.......      0.31            0.99      (0.32)      0.94       0.72       0.98       0.39
                                          --------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.43)          (0.43)     (0.45)     (0.48)     (0.51)     (0.51)     (0.53)
 Distributions from net realized capital
   gains................................        --              --      (0.03)     (0.11)     (0.07)        --         --
 Returns of capital.....................        --           (0.03)     (0.03)     (0.01)        --         --      (0.01)
                                          --------        --------   --------   --------   --------   --------   --------
 Total distributions....................     (0.43)          (0.46)     (0.51)     (0.60)     (0.58)     (0.51)     (0.54)
                                          --------        --------   --------   --------   --------   --------   --------
Net asset value, end of period..........  $   8.19        $   8.31   $   7.78   $   8.61   $   8.27   $   8.13   $   7.66
                                          ========        ========   ========   ========   ========   ========   ========
Total return(a).........................      3.90%          13.05%     (3.79)%    11.66%      9.10%     13.30%      5.27%
                                          ========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $278,812        $284,803   $257,456   $294,209   $271,205   $273,037   $258,194
                                          ========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.80%(b)(c)     0.88%      0.89%      0.91%      0.90%      0.94%      0.91%
                                          ========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets...................      5.29%(b)        5.26%      5.61%      5.65%      6.15%      6.58%      6.91%
                                          ========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate................        26%             36%        43%        24%       160%       289%       230%
                                          ========        ========   ========   ========   ========   ========   ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
Net asset value, beginning of period....  $   7.64   $   7.32   $   8.41
Income from investment operations:
 Net investment income..................      0.54       0.53       0.51
 Net gains or losses on securities (both
   realized and unrealized).............      0.18       0.34      (0.65)
                                          --------   --------   --------
 Total from investment operations.......      0.72       0.87      (0.14)
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.55)     (0.55)     (0.49)
 Distributions from net realized capital
   gains................................        --         --      (0.46)
 Returns of capital.....................        --         --         --
                                          --------   --------   --------
 Total distributions....................     (0.55)     (0.55)     (0.95)
                                          --------   --------   --------
Net asset value, end of period..........  $   7.81   $   7.64   $   7.32
                                          ========   ========   ========
Total return(a).........................      9.70%     12.33%     (1.88)%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $262,997   $243,480   $237,225
                                          ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.89%      0.87%      0.80%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets...................      6.97%      7.11%      6.71%
                                          ========   ========   ========
 Portfolio turnover rate................       305%       381%       392%
                                          ========   ========   ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $276,724,764.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

                        AIM VALUE FUND -- CLASS A SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------------
                                             1996              1995         1994        1993       1992         1991         1990
                                          ----------        ----------   ----------   --------   --------     --------     --------
Net asset value, beginning of period....  $    26.81        $    21.14   $    20.82   $  18.24   $  17.55     $  13.75     $  14.53
Income from investment operations:
 Net investment income..................        0.43(a)           0.14         0.16       0.04       0.12         0.13         0.26
 Net gains on securities
   (both realized and
   unrealized)..........................        3.42              7.21         0.52       3.34       2.68         5.73         0.01
                                          ----------        ----------   ----------   --------   --------     --------     --------
 Total from investment operations.......        3.85              7.35         0.68       3.38       2.80         5.86         0.27
                                          ----------        ----------   ----------   --------   --------     --------     --------
Less distributions:
 Dividends from net investment income...       (0.41)            (0.09)       (0.16)     (0.03)     (0.12)       (0.14)       (0.26)
 Distributions from net realized capital
   gains................................       (1.10)            (1.59)       (0.20)     (0.77)     (1.99)       (1.92)       (0.79)
                                          ----------        ----------   ----------   --------   --------     --------     --------
 Total distributions....................       (1.51)            (1.68)       (0.36)     (0.80)     (2.11)       (2.06)       (1.05)
                                          ----------        ----------   ----------   --------   --------     --------     --------
Net asset value, end
 of period..............................  $    29.15        $    26.81   $    21.14   $  20.82   $  18.24     $  17.55     $  13.75
                                          ==========        ==========   ==========   ========   ========     ========     ========
Total return(b).........................       14.52%            34.85%        3.28%     18.71%     16.39%       43.45%        1.88%
                                          ==========        ==========   ==========   ========   ========     ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $5,100,061        $3,408,952   $1,358,725   $765,305   $239,663     $152,149     $ 86,565
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Ratio of expenses to average net
   assets(c)............................        1.11%(d)(e)       1.12%        0.98%      1.09%      1.16%        1.22%        1.21%
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Ratio of net investment income to
   average net assets(f)................        1.65%(d)          0.74%        0.92%      0.30%      0.75%        0.89%        1.87%
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Portfolio turnover rate................         126%              151%         127%       177%       170%         135%         131%
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Average broker commission rate(g)......  $   0.0436               N/A          N/A        N/A        N/A          N/A          N/A
                                          ==========        ==========   ==========   ========   ========     ========     ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
Net asset value, beginning of period....  $  12.79   $  11.47   $  12.26
Income from investment operations:
 Net investment income..................      0.40       0.26       0.25
 Net gains on securities
   (both realized and
   unrealized)..........................      3.58       2.07       0.53
                                          --------   --------   --------
 Total from investment operations.......      3.98       2.33       0.78
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.43)     (0.26)     (0.39)
 Distributions from net realized capital
   gains................................     (1.81)     (0.75)     (1.18)
                                          --------   --------   --------
 Total distributions....................     (2.24)     (1.01)     (1.57)
                                          --------   --------   --------
Net asset value, end
 of period..............................  $  14.53   $  12.79   $  11.47
                                          ========   ========   ========
Total return(b).........................     31.54%     20.61%      5.96%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $ 76,444   $ 60,076   $ 55,527
                                          ========   ========   ========
 Ratio of expenses to average net
   assets(c)............................      1.00%      1.00%      1.00%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets(f)................      2.65%      1.98%      1.91%
                                          ========   ========   ========
 Portfolio turnover rate................       152%       124%       219%
                                          ========   ========   ========
 Average broker commission rate(g)......       N/A        N/A        N/A
                                          ========   ========   ========

---------------

(a) Calculated using average shares outstanding.
(b) Total returns do not deduct sales charges.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.13%, 1.13%, 1.23%, 1.09% and 1.08% for 1996, 1995, 1990-1988,
     respectively.
(d) Ratios are based on average net assets of $4,296,112,779.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 1.63%, 0.73%, 1.85%, 2.56% and 1.90% for 1996, 1995,
     1990-1988, respectively.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

 + Each of the Funds is a separate series of shares of AIM Funds Group, a Delaware business trust established May 5, 1993 (the "Trust"). The shareholders of the applicable Funds separately approved a plan of reorganization pursuant to which, effective October 15, 1993, each of the predecessor funds to AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND, organized as separate series portfolios of AIM Funds Group, a Massachusetts business trust ("AFG(MA)"), and to AIM BALANCED FUND, organized as AIM Convertible Securities, Inc., a Maryland corporation, was reorganized as a separate series portfolio of the Trust. AIM Convertible Securities, Inc. had investment objectives and policies that differed from those of AIM BALANCED FUND. Certain information reported in these statements pertains to such Funds as separate series portfolios of AFG(MA) and as a corporation, as applicable, rather than separate series of the Trust.

  *  Commencement of operations.

  The following per share data, ratios and supplemental data for the Class B shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for the periods indicated have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information.

                      AIM BALANCED FUND -- CLASS B SHARES

                                                      YEAR ENDED DECEMBER 31,          OCTOBER 18, 1993*
                                                ------------------------------------          TO
                                                  1996           1995         1994     DECEMBER 31, 1993
                                                --------        -------      -------   -----------------
Net asset value, beginning of period..........  $  19.22        $ 14.62      $ 16.11        $16.69
Income from investment operations:
  Net investment income.......................      0.48           0.31         0.31          0.04
  Net gains (losses) on securities (both
     realized and unrealized).................      2.99           4.61        (1.31)        (0.58)
                                                --------        -------      -------       -------
  Total from investment operations............      3.47           4.92        (1.00)        (0.54)
                                                --------        -------      -------       -------
Less distributions:
  Dividends from net investment income........     (0.38)         (0.32)       (0.27)        (0.04)
  Distributions from net realized capital
     gains....................................     (0.48)            --        (0.22)           --
                                                --------        -------      -------       -------
  Total distributions.........................     (0.86)         (0.32)       (0.49)        (0.04)
                                                --------        -------      -------       -------
Net asset value, end of period................  $  21.83        $ 19.22      $ 14.62        $16.11
                                                ========        =======      =======       =======
Total return(a)...............................     18.28%         33.93%       (6.23)%       (3.23)%
                                                ========        =======      =======       =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)....  $237,082        $72,634      $20,245        $2,754
                                                ========        =======      =======       =======
  Ratio of expenses to average net assets.....      1.97%(b)(c)    2.21%(d)     1.98%(e)      2.83%(f)
                                                ========        =======      =======       =======
  Ratio of net investment income to average
     net assets...............................      2.15%(b)       2.03%(d)     2.34%(e)      1.15%(f)
                                                ========        =======      =======       =======
  Portfolio turnover rate.....................        72%            77%          76%          233%
                                                ========        =======      =======       =======
  Average broker commission rate(g)...........  $ 0.0558            N/A          N/A           N/A
                                                ========        =======      =======       =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $149,660,567.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.23% and 2.01%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                  AIM GLOBAL UTILITIES FUND -- CLASS B SHARES

                                                                                      SEPTEMBER 1,
                                                                                         1993*
                                                      YEAR ENDED DECEMBER 31,              TO
                                                 ---------------------------------    DECEMBER 31,
                                                  1996           1995       1994          1993
                                                 -------        -------    -------    ------------
Net asset value, beginning of period...........  $ 14.60        $ 11.84    $ 14.08      $ 15.30
Income from investment operations:
  Net investment income........................     0.42           0.44       0.47         0.17
  Net gains (losses) on securities (both
     realized and unrealized)..................     1.44           2.73      (2.19)       (0.98)
                                                 -------        -------    -------      -------
  Total from investment operations.............     1.86           3.17      (1.72)       (0.81)
                                                 -------        -------    -------      -------
Less distributions:
  Dividends from net investment income.........    (0.45)         (0.41)     (0.49)       (0.17)
  Distributions from net realized capital
     gains.....................................       --             --         --        (0.24)
  Returns of capital...........................       --             --      (0.03)          --
                                                 -------        -------    -------      -------
  Total distributions..........................    (0.45)         (0.41)     (0.52)       (0.41)
                                                 -------        -------    -------      -------
Net asset value, end of period.................  $ 16.01        $ 14.60    $ 11.84      $ 14.08
                                                 =======        =======    =======      =======
Total return(a)................................    12.98%         27.16%    (12.35)%      (5.32)%
                                                 =======        =======    =======      =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted).....  $79,530        $70,693    $42,568      $23,892
                                                 =======        =======    =======      =======
  Ratio of expenses to average net assets......     1.96%(b)(c)    1.97%      2.07%        1.99%(d)
                                                 =======        =======    =======      =======
  Ratio of net investment income to average net
     assets....................................     2.83%(b)       3.44%      3.78%        3.38%(d)
                                                 =======        =======    =======      =======
  Portfolio turnover rate......................       48%            88%       101%          76%
                                                 =======        =======    =======      =======
  Average broker commission rate(e)............  $0.0460            N/A        N/A          N/A
                                                 =======        =======    =======      =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $75,949,144.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                        AIM GROWTH FUND -- CLASS B SHARES

                                                    YEAR ENDED DECEMBER 31,            SEPTEMBER 1, 1993*
                                            ---------------------------------------            TO
                                              1996            1995           1994      DECEMBER 31, 1993
                                            --------        --------        -------    ------------------
Net asset value, beginning of period....    $  12.77        $  10.21        $ 11.31         $ 12.83
Income from investment operations:
  Net investment income (loss)..........       (0.05)          (0.08)(a)      (0.06)          (0.01)
  Net gains (losses) on securities (both
     realized and unrealized)...........        2.28            3.43 (a)      (0.61)          (0.14)
                                            --------        --------        -------        --------
  Total from investment operations......        2.23            3.35          (0.67)          (0.15)
                                            --------        --------        -------        --------
Less distributions:
  Distributions from net realized
     capital gains......................       (0.68)          (0.79)         (0.43)          (1.37)
                                            --------        --------        -------        --------
  Total distributions...................       (0.68)          (0.79)         (0.43)          (1.37)
                                            --------        --------        -------        --------
Net asset value, end of period..........    $  14.32        $  12.77        $ 10.21         $ 11.31
                                            ========        ========        =======        ========
Total return(b).........................       17.60%          33.00%         (5.88)%         (0.92)%
                                            ========        ========        =======        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................    $280,807        $138,034        $38,448         $11,053
                                            ========        ========        =======        ========
  Ratio of expenses to average net
     assets.............................        2.03%(c)(d)     2.13%          2.18%           1.91% (e)
                                            ========        ========        =======        ========
  Ratio of net investment income (loss)
     to average net assets..............       (0.39)%(c)      (0.65)%        (0.94)%         (0.72)%(e)
                                            ========        ========        =======        ========
  Portfolio turnover rate...............          97%             87%           201%            192%
                                            ========        ========        =======        ========
  Average broker commission rate(f).....    $ 0.0621             N/A            N/A             N/A
                                            ========        ========        =======        ========

---------------
(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(c) Ratios are based on average net assets of $213,327,146.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                     AIM HIGH YIELD FUND -- CLASS B SHARES

                                                     YEAR ENDED DECEMBER 31,              SEPTEMBER 1, 1993*
                                            ------------------------------------------            TO
                                               1996             1995            1994      DECEMBER 31, 1993
                                            ----------        --------        --------    ------------------
Net asset value, beginning of period....    $     9.42        $   8.92        $  10.04         $  9.96
Income from investment operations:
  Net investment income.................          0.85            0.85            0.87            0.32
  Net gains (losses) on securities (both
     realized and unrealized)...........          0.47            0.52           (1.10)           0.07
                                            ----------        --------        --------        --------
  Total from investment operations......          1.32            1.37           (0.23)           0.39
                                            ----------        --------        --------        --------
Less distributions:
  Dividends from net investment
     income.............................         (0.86)          (0.87)          (0.89)          (0.31)
                                            ----------        --------        --------        --------
Net asset value, end of period..........    $     9.88        $   9.42        $   8.92         $ 10.04
                                            ==========        ========        ========        ========
Total return(a).........................         14.68%          15.91%          (2.48)%          4.00%
                                            ==========        ========        ========        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................    $1,068,060        $557,926        $191,338         $31,264
                                            ==========        ========        ========        ========
  Ratio of expenses to average net
     assets.............................          1.68%(b)(c)     1.73%           1.80%           1.93%(d)
                                            ==========        ========        ========        ========
  Ratio of net investment income to
     average net assets.................          8.95%(b)        9.18%           9.27%           8.99%(d)
                                            ==========        ========        ========        ========
  Portfolio turnover rate...............            77%             61%             53%             53%
                                            ==========        ========        ========        ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $808,336,751.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Annualized.

                       AIM INCOME FUND -- CLASS B SHARES

                                                      YEAR ENDED DECEMBER 31,        SEPTEMBER 7, 1993*
                                                 ---------------------------------           TO
                                                  1996           1995       1994     DECEMBER 31, 1993
                                                 -------        -------    -------   ------------------
Net asset value, beginning of period...........  $  8.15        $  7.18    $  8.43        $  8.95
Income from investment operations:
  Net investment income........................     0.50           0.53       0.52           0.19
  Net gains (losses) on securities (both
     realized and unrealized)..................     0.11           0.98      (1.23)         (0.34)
                                                 -------        -------    -------       --------
  Total from investment operations.............     0.61           1.51      (0.71)         (0.15)
                                                 -------        -------    -------       --------
Less distributions:
  Dividends from net investment income.........    (0.53)         (0.54)     (0.42)         (0.18)
  Distributions from net realized capital
     gains.....................................       --             --      (0.01)         (0.19)
  Returns of capital...........................       --             --      (0.11)            --
                                                 -------        -------    -------       --------
  Total distributions..........................    (0.53)         (0.54)     (0.54)         (0.37)
                                                 -------        -------    -------       --------
Net asset value, end of period.................  $  8.23        $  8.15    $  7.18        $  8.43
                                                 =======        =======    =======       ========
Total return(a)................................     7.87%         21.72%     (8.46)%        (0.75)%
                                                 =======        =======    =======       ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted).....  $85,343        $44,304    $12,321        $ 3,602
                                                 =======        =======    =======       ========
  Ratio of expenses to average net assets......     1.80%(b)(c)    1.79%      1.83%(d)       1.75%(d)(e)
                                                 =======        =======    =======       ========
  Ratio of net investment income to average net
     assets....................................     6.30%(b)       6.71%      6.69%(d)       6.24%(d)(e)
                                                 =======        =======    =======       ========
  Portfolio turnover rate......................       80%           227%       185%            99%
                                                 =======        =======    =======       ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $65,062,096.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) After expense reimbursements. Ratios of expenses and net investment income to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) and 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.
(e) Annualized.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS B SHARES

                                                     YEAR ENDED DECEMBER 31,          SEPTEMBER 7, 1993*
                                                ---------------------------------             TO
                                                 1996           1995       1994       DECEMBER 31, 1993
                                                -------        -------    -------     ------------------
Net asset value, beginning of period..........  $  9.69        $  8.99    $ 10.04          $ 10.44
Income from investment operations:
  Net investment income.......................     0.55           0.63       0.61             0.21
  Net gains (losses) on securities (both
     realized and unrealized).................    (0.41)          0.70      (1.02)           (0.27)
                                                -------        -------    -------         --------
  Total from investment operations............     0.14           1.33      (0.41)           (0.06)
                                                -------        -------    -------         --------
Less distributions:
  Dividends from net investment income........    (0.51)         (0.59)     (0.50)           (0.20)
  Distributions from net realized capital
     gains....................................       --             --      (0.04)           (0.14)
  Returns of capital..........................    (0.04)         (0.04)     (0.10)              --
                                                -------        -------    -------         --------
  Total distributions.........................    (0.55)         (0.63)     (0.64)           (0.34)
                                                -------        -------    -------         --------
Net asset value, end of period................  $  9.28        $  9.69    $  8.99          $ 10.04
                                                =======        =======    =======         ========
Total return(a)...............................     1.61%         15.22%     (4.13)%          (0.52)%
                                                =======        =======    =======         ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)....  $79,443        $61,300    $23,415          $ 6,160
                                                =======        =======    =======         ========
  Ratio of expenses to average net assets
     (exclusive of interest expense)(b).......     1.76%(c)(d)    1.86%      1.82%            1.71%(f)
                                                =======        =======    =======         ========
  Ratio of net investment income to average
     net assets(e)............................     6.00%(c)       6.58%      6.56%            6.37%(f)
                                                =======        =======    =======         ========
  Portfolio turnover rate.....................      134%           140%       109%             110%
                                                =======        =======    =======         ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for 1994 and 1993 were 1.87% and 2.18% (annualized), respectively.
(c) Ratios are based on average net assets of $71,976,395.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for 1994 and 1993 were 6.50% and 5.90% (annualized), respectively.
(f) Annualized.

                   AIM MUNICIPAL BOND FUND -- CLASS B SHARES

                                              YEAR ENDED DECEMBER 31,         SEPTEMBER 1, 1993*
                                          --------------------------------            TO
                                           1996           1995       1994     DECEMBER 31, 1993
                                          -------        -------    ------    ------------------
Net asset value, beginning of period....  $  8.31        $  7.78    $ 8.61         $  8.71
Income from investment operations:
  Net investment income.................     0.37           0.39      0.39            0.14
  Net gains (losses) on securities (both
     realized and unrealized)...........    (0.13)          0.54     (0.78)           0.01
                                          -------        -------    ------        --------
  Total from investment operations......     0.24           0.93     (0.39)           0.15
                                          -------        -------    ------        --------
Less distributions:
  Dividends from net investment
     income.............................    (0.36)         (0.37)    (0.38)          (0.13)
  Distributions from net realized
     capital gains......................       --             --     (0.03)          (0.11)
  Returns of capital....................       --          (0.03)    (0.03)          (0.01)
                                          -------        -------    ------        --------
  Total distributions...................    (0.36)         (0.40)    (0.44)          (0.25)
                                          -------        -------    ------        --------
Net asset value, end of period..........  $  8.19        $  8.31    $ 7.78         $  8.61
                                          =======        =======    ======        ========
Total return(a).........................     2.99%         12.14%    (4.57)%          1.95%
                                          =======        =======    ======        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................  $33,770        $21,478    $9,175         $ 2,319
                                          =======        =======    ======        ========
  Ratio of expenses to average net
     assets(b)..........................     1.61%(c)(d)    1.68%     1.67%           1.65%(e)
                                          =======        =======    ======        ========
  Ratio of net investment income to
     average net assets(b)..............     4.49%(c)       4.46%     4.83%           4.91%(e)
                                          =======        =======    ======        ========
  Portfolio turnover rate...............       26%            36%       43%             24%
                                          =======        =======    ======        ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios of expenses and net investment income to average daily net assets prior to expense reimbursements are 1.77%, 1.84% and 3.08% (annualized) and 4.37%, 4.66% and 3.48% (annualized) for 1995-1993, respectively.
(c) Ratios are based on average net assets of $27,530,145.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.

                        AIM VALUE FUND -- CLASS B SHARES

                                                  YEAR ENDED DECEMBER 31,             OCTOBER 18, 1993*
                                          ----------------------------------------           TO
                                             1996              1995         1994      DECEMBER 31, 1993
                                          ----------        ----------    --------    -----------------
Net asset value, beginning of period....  $    26.65        $    21.13    $  20.82         $ 21.80
Income from investment operations:
  Net investment income.................        0.20(a)          (0.01)         --            0.02
  Net gains (losses) on securities (both
     realized and unrealized)...........        3.38              7.12        0.51           (0.21)
                                          ----------        ----------    --------        --------
  Total from investment operations......        3.58              7.11        0.51           (0.19)
                                          ----------        ----------    --------        --------
Less distributions:
  Dividends from net investment
     income.............................       (0.21)               --          --           (0.02)
  Distributions from net realized
     capital gains......................       (1.10)            (1.59)      (0.20)          (0.77)
                                          ----------        ----------    --------        --------
  Total distributions...................       (1.31)            (1.59)      (0.20)          (0.79)
                                          ----------        ----------    --------        --------
Net asset value, end of period..........  $    28.92        $    26.65    $  21.13         $ 20.82
                                          ==========        ==========    ========        ========
Total return(b).........................       13.57%            33.73%       2.46%          (0.74)%
                                          ==========        ==========    ========        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................  $4,875,933        $2,860,531    $680,119         $63,215
                                          ==========        ==========    ========        ========
  Ratio of expenses to average net
     assets(c)..........................        1.94%(d)(e)       1.94%       1.90%           1.85%(f)
                                          ==========        ==========    ========        ========
  Ratio of net investment income (loss)
     to average net assets(c)...........        0.82%(d)         (0.08)%      0.00%          (0.46)%(f)
                                          ==========        ==========    ========        ========
  Portfolio turnover rate...............         126%              151%        127%            177%
                                          ==========        ==========    ========        ========
  Average broker commission rate(g).....  $   0.0436               N/A         N/A             N/A
                                          ==========        ==========    ========        ========

---------------
(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(c) The ratios of expenses to average net assets prior to waiver of advisory fees were 1.96% and 1.96%, for 1996 and 1995, respectively. The ratio of net investment income (loss) to average net assets prior to waiver of advisory fees were 0.81% and (0.09%), for 1996 and 1995, respectively.
(d) Ratios are based on average net assets of $3,953,324,717.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

 *  Date sales commenced.

  The following per share data, ratios and supplemental data for the Class A shares, Class B shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the years ended December 31, 1996, 1995 and 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements of AIM MONEY MARKET FUND included in the Statement of Additional Information.

     AIM MONEY MARKET FUND -- CLASS A, CLASS B AND AIM CASH RESERVE SHARES

                                                            CLASS A SHARES
                                          ---------------------------------------------------
                                                                                 OCTOBER 16,
                                                YEAR ENDED DECEMBER 31,            1993 TO
                                          -----------------------------------    DECEMBER 31,
                                            1996            1995       1994          1993
                                          --------        --------   --------    ------------
Net asset value, beginning of period....  $   1.00        $   1.00   $   1.00      $   1.00
Income from investment operations:
  Net investment income.................    0.0433          0.0495     0.0337        0.0048
                                          --------        --------   --------      --------
Less distributions:
  Dividends from net investment income..   (0.0433)        (0.0495)   (0.0337)      (0.0048)
                                          --------        --------   --------      --------
Net asset value, end of period..........  $   1.00        $   1.00   $   1.00      $   1.00
                                          ========        ========   ========      ========
Total return(a).........................      4.42%           5.06%      3.43%         2.27%(e)
                                          ========        ========   ========      ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $287,905        $221,487   $148,886      $ 81,460
                                          ========        ========   ========      ========
  Ratio of expenses to average net
    assets..............................      1.07%(b)(c)     1.03%      0.97%(d)      1.00%(d)(e)
                                          ========        ========   ========      ========
  Ratio of net investment income to
    average net assets..................      4.34%(b)        4.91%      3.53%(d)      2.27%(d)(e)
                                          ========        ========   ========      ========

                                                               CLASS B SHARES
                                          ---------------------------------------------------------
                                                                                       OCTOBER 16,
                                                   YEAR ENDED DECEMBER 31,               1993 TO
                                          -----------------------------------------    DECEMBER 31,
                                               1996               1995       1994          1993
                                          --------------        --------   --------    ------------
Net asset value, beginning of period....  $         1.00        $   1.00   $   1.00      $   1.00
Income from investment operations:
  Net investment income.................          0.0360          0.0419     0.0259        0.0032
                                          --------------        --------   --------      --------
Less distributions:
  Dividends from net investment income..         (0.0360)        (0.0419)   (0.0259)      (0.0032)
                                          --------------        --------   --------      --------
Net asset value, end of period..........  $         1.00        $   1.00   $   1.00      $   1.00
                                          ==============        ========   ========      ========
Total return(a).........................            3.66%           4.27%      2.62%         1.51%(e)
                                          ==============        ========   ========      ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $       91,148        $ 69,857   $ 33,999      $  1,289
                                          ==============        ========   ========      ========
  Ratio of expenses to average net
    assets..............................            1.81%(b)(c)     1.78%      1.78%(f)      1.75%(e)(f)
                                          ==============        ========   ========      ========
  Ratio of net investment income to
    average net assets..................            3.60%(b)        4.14%      3.14%(f)      1.54%(e)(f)
                                          ==============        ========   ========      ========

                                                          AIM CASH RESERVE SHARES
                                          --------------------------------------------------------
                                                                                      OCTOBER 16,
                                                  YEAR ENDED DECEMBER 31,               1993 TO
                                          ----------------------------------------    DECEMBER 31,
                                              1996               1995       1994          1993
                                          -------------        --------   --------    ------------
Net asset value, beginning of period....  $        1.00        $   1.00   $   1.00      $   1.00
Income from investment operations:
  Net investment income.................         0.0433          0.0493     0.0337        0.0048
                                          -------------        --------   --------      --------
Less distributions:
  Dividends from net investment income..        (0.0433)        (0.0493)   (0.0337)      (0.0048)
                                          -------------        --------   --------      --------
Net asset value, end of period..........  $        1.00        $   1.00   $   1.00      $   1.00
                                          =============        ========   ========      ========
Total return(a).........................           4.41%           5.04%      3.42%         2.27%(e)
                                          =============        ========   ========      ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $     315,470        $293,450   $359,952      $241,778
                                          =============        ========   ========      ========
  Ratio of expenses to average net
    assets..............................           1.08%(b)(c)     1.04%      0.99%(g)      1.00%(e)(g)
                                          =============        ========   ========      ========
  Ratio of net investment income to
    average net assets..................           4.32%(b)        4.92%      3.49%(g)      2.27%(e)(g)
                                          =============        ========   ========      ========

---------------

(a) Does not deduct sales charges or contingent deferred sales charges, where applicable.

(b) Ratios are based on average daily net assets as follows: Class A
    Shares - $266,627,474, Class B Shares - $99,033,713 and AIM Cash Reserve Shares - $385,881,111.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(d) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.06% and 3.44% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.

(e) Annualized.

(f) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.87% and 3.05% for 1994 and 1.95% (annualized) and 1.34% (annualized) for 1993.

(g) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.08% and 3.40% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.

--------------------------------------------------------------------------------

PERFORMANCE

  All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) to which investments in a Fund's shares may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

  Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for one year.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  Yield is computed in accordance with standardized formulas described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares, Class C shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND.

  Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. AIM MUNICIPAL BOND FUND may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such practices will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.

--------------------------------------------------------------------------------

ABOUT THE FUNDS

  The Funds are separate series of shares of the Trust, a Delaware business trust established on May 5, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "Organization of the Trust"). Each Fund has its own investment objective(s) and policies designed to meet specific investment goals, operates as a diversified portfolio and intends to be treated as a regulated investment company for federal income tax purposes.

  Each Fund invests in securities of different issuers and industry classifications (with the exception of AIM GLOBAL UTILITIES FUND which concentrates its investments in the utilities industry) in an attempt to spread and reduce the risks inherent in all investing. Each Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at net asset value (subject, in certain circumstances, to a contingent deferred sales charge). See "How to Redeem Shares." AIM, the investment advisor for each Fund, continuously reviews and, from time to time, changes the portfolio holdings of each of the Funds in pursuit of each Fund's objective(s).

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

  The investment objective(s) of each Fund, except AIM HIGH YIELD FUND, are deemed to be fundamental policies which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the 1940
Act). The Board of Trustees on behalf of AIM HIGH YIELD FUND is permitted to change the investment objective of that Fund without shareholder approval. Further information is available in the Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that any particular Fund will attain its investment objective(s).

  AIM BALANCED FUND. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. Although equity securities will be purchased primarily for capital appreciation and fixed income securities will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all investments. The Fund normally will have a minimum of 30% and a maximum of 70% of its total assets invested in equity securities and a minimum of 30% and a maximum of 70% of its total assets invested in (non-convertible) fixed income securities. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, which are commonly known as "junk bonds." During 1996, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies.

  AIM GLOBAL UTILITIES FUND. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that provide electricity, natural gas or water and other sanitary services to the public, and telephone or telegraph companies, and other companies providing public communications services. The Fund may also invest in developing utility technology companies and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues. The Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may purchase bonds issued by the above types of companies, although investments in non-convertible bonds will not exceed 25% of the Fund's total assets. The Fund may invest up to 10% of its total assets in bonds rated lower than Baa by Moody's or BBB by S&P (or comparable ratings by other nationally recognized statistical rating organizations "NRSROs") or unrated bonds which AIM determines to be of comparable quality. During 1996, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  The Fund may invest up to 80% of its total assets in foreign securities, including investments in American Depositary Receipts, European Depositary Receipts and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for temporary defensive purposes it may invest 100% of its total assets in securities of United States issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities").

  In addition, investors should also be aware that the Fund may invest in companies located within emerging or developing countries. An "emerging or developing country" is a country in the initial stages of its industrial cycle. Investments in emerging or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that markets of emerging or developing countries have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging or developing countries can be expected to continue in the future.

  A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities, such as emergencies involving nuclear power plants. Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other cost increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources. A description of the utilities industry is contained in the Statement of Additional Information.

  AIM GROWTH FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium- to large-size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.

  It is anticipated that common stocks will be the principal form of investment by the Fund. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which the Fund's management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies, which the Fund's management believes are currently enjoying a dramatic increase in profits.

  AIM HIGH YIELD FUND. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds).

  The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's or BBB, BB or B by S&P, or securities of comparable quality in the opinion of AIM that are either unrated or rated by other NRSROs. The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or, if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. At least 65% of the value of the Fund's assets will be invested in high yield debt securities. The Fund may also invest in preferred stocks.

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1996, see the chart on page 24.

  While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Certain Investment Strategies and
Policies -- Illiquid Securities" for further information regarding such investments.

  AIM INCOME FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal, by investing primarily in fixed rate corporate debt, U.S. Government obligations and U.S. Government Agency Mortgage-Backed Securities. The Fund may also invest in preferred stock issues and convertible corporate debt. In selecting portfolio securities the Fund will, in accordance with its concern for safety of principal, consider individual credit risks, but shareholders should recognize that the market value of even high quality long-term fixed rate securities will fluctuate with changes in interest rate levels. The percent of the Fund's assets in various types of securities will vary in light of the Fund's investment objective and existing market conditions.

  The Fund may invest up to 40% of its total assets in securities issued by foreign entities. Purchases of foreign securities which are payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to the Fund (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities" and " -- Foreign Exchange Transactions"). The Fund will maintain less than 35% of its net assets in debt securities rated below Baa/BBB, which are commonly known as "junk bonds." See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1996, see the chart on page 24.

  Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of the Fund's investment objectives, regardless of the holding period of that security. The Fund will not necessarily dispose of a security because of a reduction in rating. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

  AIM INTERMEDIATE GOVERNMENT FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government. The Government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service, or
(c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Prospectus. The Fund may also invest in U.S. Government Agency Mortgage-Backed Securities. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years.

  The Fund purchases primarily fixed-rate securities, including but not limited to high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

  The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon AIM's determination of how best to achieve the Fund's investment objective. The Fund may invest in Government securities of all maturities, short-term, intermediate-term and long-term. The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of the Fund.

  AIM MONEY MARKET FUND. The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund intends to invest in money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which will be denominated in U.S. dollars (referred to collectively as "Money Market Instruments") and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to this Prospectus and are described more fully in the Statement of Additional Information.

  The Fund may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by the trustees. The Fund will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

  The Fund will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards. For a complete definition of a "First Tier" security, see the definition set forth in the Statement of Additional Information.

  The Fund must also comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds and may be more restrictive than the Fund's restrictions. If any of the Fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

  The Fund will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

  AIM MUNICIPAL BOND FUND. The Fund's objective is to achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds. These investments may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax.

  Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes. As used in this Prospectus and the Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal bonds which is excluded from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters" in the Statement of Additional Information. The Fund will invest at least 80% of its total invested assets in securities that do not pay interest subject to federal income taxes and that do not constitute an item of preference for purposes of the alternative minimum tax.

  In addition, the Fund will invest at least 80% of its total invested assets in municipal bonds. At least 80% of the municipal securities purchased by the Fund will be rated within the four highest ratings, or will be obligations of issuers having an issue of outstanding municipal bonds rated within the four highest ratings of Moody's, S&P or any other NRSRO. However, up to 20% of the Fund's total assets may be invested in unrated municipal bonds if in the judgment of AIM, after considering available information regarding the creditworthiness of the issuer, such bonds are similar in quality to those bonds rated within the four highest ratings mentioned above. The Fund will maintain less than 20% of its total assets in securities rated below Baa/BBB (or a comparable rating of any other NRSRO). For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government securities held in escrow until the municipal securities' refunding date or final maturity, but (ii) which have not been re-rated by a NRSRO, will be treated by the Fund as the equivalent of Aaa/AAA rated securities. During 1996, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  Since the Fund invests primarily in municipal obligations, the marketability and market value of these obligations may be affected by certain constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives as well as regional economies. The ability of the Fund to achieve its objective is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various municipal issuers' abilities to meet their financial obligations.

  The Fund may invest in short-term obligations, including taxable investments, to establish a defensive position in anticipation of a market decline with a corresponding rise in interest rates. Such short-term obligations include notes issued by or on behalf of municipal issuers, obligations of the U.S. Government, its agencies or instrumentalities, instruments of domestic banks, domestic commercial paper and other cash equivalent investments. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

  AIM VALUE FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio. The Fund should not be purchased by those who seek income as their primary investment objective.

  In addition to the securities described above, the Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital. Although these different types of securities can be expected to generate amounts of income to satisfy the Fund's secondary objective, they will be purchased for their potential for growth of capital.

  The primary emphasis of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values.

  Because AIM VALUE FUND invests in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing such securities, investors should carefully assess the risks associated with an investment in the Fund.

  PORTFOLIO RATINGS. During 1996, the percentage of average annual assets of AIM HIGH YIELD FUND and AIM INCOME FUND, calculated on a dollar weighted basis, which was invested in securities within the various rating categories (based on the higher of Standard and Poor's Corporation and Moody's Investors Service, Inc. ratings as described in Appendix C), and in unrated securities determined to be of comparable quality, was as follows:

                                                               AIM HIGH         AIM INCOME
                                                              YIELD FUND           FUND
                                                              ----------        ----------
AAA/Aaa.....................................................         0%            17.77%
AA/Aa.......................................................      0.35%            13.55%
A/A.........................................................      0.40%            15.03%
BBB/Baa.....................................................      0.21%            22.04%
BB/Ba.......................................................     10.30%            11.15%
B/B.........................................................     75.01%            18.66%
CCC/Caa.....................................................      6.21%             0.92%
CC/Ca.......................................................         0%                0%
C/C.........................................................         0%                0%
Unrated.....................................................      7.52%             0.88%
                                                                 ------            ------
     Total Average Annual Assets............................       100%              100%

--------------------------------------------------------------------------------

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objectives and policies, one or more of the Funds may employ one or more of the following strategies in order to enhance investment results:

  CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. A portion of each Fund's assets may be held from time to time in cash, repurchase agreements, commercial paper, taxable municipal securities or other Money Market Instruments when such positions are deemed advisable in light of economic conditions or for daily cash management purposes. In addition, each of the Funds may invest for temporary defensive purposes all or a substantial portion of its assets in the foregoing types of investments, although AIM MONEY MARKET FUND invests exclusively in Money Market Instruments. None of the Funds (except AIM MONEY MARKET FUND) is limited to investing in Money Market Instruments which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. To the extent that a Fund (other than AIM MONEY MARKET FUND) invests in the foregoing types of investments, its ability to achieve its investment objective may be adversely affected.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. (All Funds). Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued secur-ity, the Fund's custodian bank will segregate cash or other high grade securities (including temporary investments and Municipal Securities) in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

  DOLLAR ROLL TRANSACTIONS. AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND only. In order to enhance portfolio returns and manage prepayment risks, AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

  Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND will limit their respective borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of their respective total assets at the time of investment. A Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. For further information regarding reverse repurchase agreements see the Statement of Additional Information.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Funds is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND ("Equity Funds")). INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND ("Debt Funds")). Each of the Equity Funds may purchase and sell stock index futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. Similarly, each of the Debt Funds may purchase and sell interest rate futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

  There are risks associated with investments in stock index futures contracts, interest rate futures contracts, and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  No Fund may purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of a Fund's total assets. See the Statement of Additional Information for a description of a Fund's investments in futures contracts and options on futures contracts, including certain additional risks.

  ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% of the net assets of AIM MONEY MARKET FUND) in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

  RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

  In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

  INVESTMENTS IN FOREIGN SECURITIES. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND). Each Fund may invest up to 25% of its total assets (up to 20% for AIM BALANCED FUND, 40% for AIM INCOME FUND, 50% for AIM MONEY MARKET FUND and 80% for AIM GLOBAL UTILITIES FUND) in foreign securities, although AIM MONEY MARKET FUND may only invest in foreign securities denominated in U.S. dollars. To the extent it invests in securities denominated in foreign currencies, each Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. Each Fund (other than AIM MONEY MARKET FUND) may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities. See "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND). Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those countries. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

  The Funds may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. Each Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange. No Fund will commit a larger percentage of its total assets to foreign ex-change hedges than the percentage of its total assets which it could invest in foreign securities. Further information concerning futures contracts and related options is set forth above.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

  Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

  Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. (All Funds except AIM MONEY MARKET FUND). Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement and administrative services agreement with AIM, the agreements with AIM Distributors regarding distribution of each Fund's shares, the agreements with State Street Bank and Trust Company and The Bank of New York as the custodians and the transfer agency agreement with A I M Fund Services, Inc., a wholly owned subsidiary of AIM. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP plc. AMVESCAP plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to each Fund pursuant to a master investment advisory agreement, dated as of February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 53 investment company portfolios. As of July 15, 1997, the total assets of such investment company portfolios were approximately $76.0 billion.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may per-form or arrange for certain accounting and other administrative services for the Funds which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a master administrative services agreement ("Administrative Services Agreement"), dated as of February 28, 1997, pursuant to which AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Funds' principal financial officer and his staff, and any expenses related to fund accounting services. In addition, pursuant to the terms of a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM and registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services to the Funds. AFS' principal address is P.O. Box 4739, Houston, Texas 77210-4739.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of each of the Funds (other than AIM MONEY MARKET FUND) and their titles, if any, with AIM or its subsidiaries and the Trust, the length of time they have been responsible for the management of the Funds, their years of investment experience and prior experience (if they have been with AIM for less than five years) are described below:

  AIM Balanced Fund. Claude C. Cody IV is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM; and has been responsible for the Fund since its investment objective and policies were changed to that of a balanced fund in 1993. Mr. Cody has been associated with AIM and/or its subsidiaries since 1992 and has a total of 21 years of experience as an investment professional. Robert G. Alley is Senior Vice President of AIM Capital; Vice President of AIM and of the Trust; and also has been responsible for the Fund since 1993. Mr. Alley has been associated with AIM and/or its subsidiaries since 1992 and has a total of 25 years of experience as an investment professional. Craig A. Smith is Vice President of AIM Capital and also has been responsible for the Fund since 1996. Mr. Smith has been associated with AIM since 1989 and has a total of eight years of experience as an investment professional.

  AIM Global Utilities Fund. Claude C. Cody IV and Robert G. Alley have been responsible for the management of the Fund since 1992. Craig A. Smith has been responsible for the management of the Fund since 1996. Background information for Mr. Cody, Mr. Alley and Mr. Smith is discussed above with respect to the management of AIM BALANCED FUND.

  AIM Growth Fund. Jonathan C. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and the Trust, and has been responsible for the Fund since 1994. He has been associated with AIM and/or its subsidiaries since 1986 and has 14 years of experience as an investment professional. Robert
M. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its subsidiaries since 1989 and has a total of eight years of experience as an investment professional. David P. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Barnard has been associated with AIM and/or its subsidiaries since 1982 and has 23 years of experience as an investment professional.

  AIM High Yield Fund. John L. Pessarra is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Pessarra has been associated with AIM since 1990 and has a total of 13 years of experience as an investment professional. Kevin E. Rogers is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Rogers has been associated with AIM and/or its subsidiaries since 1991 and has over 11 years of experience as an investment professional.

  AIM Income Fund. Robert G. Alley and John L. Pessarra have been responsible for the management of the Fund since 1992. Mr. Alley's background is discussed above with respect to the management of AIM BALANCED FUND, and Mr. Pessarra's background is discussed above with respect to the management of AIM HIGH YIELD FUND. Carolyn L. Gibbs is Vice President of AIM Capital and has been responsible for the Fund since 1995. Ms. Gibbs has been associated with AIM since 1992 and has over 14 years of experience as an investment professional.

  AIM Intermediate Government Fund. Karen Dunn Kelley is Senior Vice President of AIM Capital, Vice President of AIM and of the Trust and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM and/or its subsidiaries since 1989 and has a total of 15 years of experience as an investment professional. Meggan Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1992. Ms. Walsh has been associated with AIM and/or its subsidiaries since 1991 and has 10 years of experience as an investment professional. Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM and/or its subsidiaries since 1996 and has 11 years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc.

  AIM Municipal Bond Fund. Richard A. Berry is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Berry has been associated with AIM and/or its subsidiaries since 1987 and has a total of 29 years of experience as an investment professional. Stephen D. Turman is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Turman has been associated with AIM since 1985 and has a total of 14 years of experience as an investment professional.

  AIM Value Fund. Joel E. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Dobberpuhl has been associated with AIM and/or its subsidiaries since 1990 and has a total of eight years of experience as an investment professional. Robert A. Shelton is Investment Officer of AIM Capital and has been responsible for the Fund since 1997. Mr. Shelton has been associated with AIM and/or its subsidiaries since 1995 and has a total of six years of experience as an investment professional.

  FEES AND EXPENSES. For the fiscal year ended December 31, 1996, each Fund (other than AIM MONEY MARKET FUND) paid the following compensation to AIM for its advisory services, and the total expenses of each such Fund's class were, stated as a percentage of that class' average daily net assets, as follows:

                                                                 CLASS A      CLASS B
                                               COMPENSATION      EXPENSE      EXPENSE
                                                  TO AIM          RATIO        RATIO
                                               ------------      -------      -------
AIM Balanced Fund............................     0.61%           1.15%        1.97%
AIM Global Utilities Fund....................     0.58%           1.17%        1.96%
AIM Growth Fund..............................     0.69%           1.18%        2.03%
AIM High Yield Fund..........................     0.50%           0.97%        1.68%
AIM Income Fund..............................     0.46%           0.98%        1.80%
AIM Intermediate Government Fund.............     0.48%           1.00%        1.76%
AIM Municipal Bond Fund......................     0.47%           0.80%        1.61%
AIM Value Fund...............................     0.61%*          1.11%        1.94%

---------------
* Net of advisory fee waivers. Without such waivers, the amount would have been 0.63%

  For the year ended December 31, 1996, AIM MONEY MARKET FUND paid 0.55% of its average daily net assets to AIM as compensation for its advisory services, and the Class A shares', Class B shares' and AIM Cash Reserve Shares' total expenses for such period were 1.07%, 1.81% and 1.08% of each Class' average daily net assets, respectively.

  For the fiscal year ended December 31, 1996, each Fund reimbursed AIM for administrative services in the following amounts, stated as a percentage of the Funds' average daily net assets:

                                                              REIMBURSEMENT
                                                                PAYMENTS
                                                              -------------
AIM Balanced Fund...........................................       .02%
AIM Global Utilities Fund...................................       .03%
AIM Growth Fund.............................................       .02%
AIM High Yield Fund.........................................       .01%
AIM Income Fund.............................................       .02%
AIM Intermediate Government Fund............................       .03%
AIM Money Market Fund.......................................       .01%
AIM Municipal Bond Fund.....................................       .02%
AIM Value Fund..............................................      .002%

  FEE WAIVERS. In order to increase the return to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. AIM is currently voluntarily waiving a portion of its advisory fees payable by AIM VALUE FUND as follows: 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors. During the year ended December 31, 1996, AIM VALUE FUND waived 0.02% in advisory fees.

  DISTRIBUTOR. The Trust has entered into master distribution agreements relating to the Funds (the "Distribution Agreements"), dated February 28, 1997, with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A, Class B and Class C shares of the Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Trust has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Funds (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Funds.

  Under the Class A and C Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Class A shares of each Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of each Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Funds and who provide continuing personal services to their customers who own Class A and Class C shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a Fund, in amounts of up to 0.25% of the average net assets of such Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to a Fund. The Class A and C Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Funds. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Trust has also adopted a Master Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

  Both Plans. Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Funds in making such payments. The Funds will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust currently consists of nine separate series, and each of the Funds represents one series.

  Class A shares, Class B shares, Class C shares and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although shareholders of Class A and Class C shares and AIM Cash Reserve Shares (of AIM MONEY MARKET
FUND) and Class B shareholders of a given portfolio must approve any material increase in fees payable with respect to such portfolio under the Class A and C
Plan).

  The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but which requires a separate vote of another Fund or class. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

  The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

  Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR CASH MANAGEMENT FUND(1),(2)       AIM GLOBAL INCOME FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INCOME FUND(2)                    AIM GROWTH FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM HIGH YIELD FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM INCOME FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERNATIONAL EQUITY FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND(1)
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND(1)
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND

(1) Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

(2)Fund closed to new investments on August 4, 1997. However, until October 3, 1997 the Fund will continue to accept investments (i) from shareholders of record on August 4, 1997 of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM ADVISOR REAL ESTATE FUND or (ii) on behalf of clients of selling group members who were INVESCO Advisor Funds, Inc. selling group members on August 1, 1997. Please refer to "Exchange Privilege" herein and the Fund's prospectus dated August 4, 1997.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                     MCF-A 07/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                     MCF-A 07/97

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                    5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                    5.25          5.54         4.50
 $ 50,000 but less than $  100,000                    4.75          4.99         4.00
 $100,000 but less than $  250,000                    3.75          3.90         3.00
 $250,000 but less than $  500,000                    3.00          3.09         2.50
 $500,000 but less than $1,000,000                    2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                     MCF-A 07/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and the Class A shares of AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                    1.00%        1.01%        0.75%
 $100,000 but less than $  250,000                    0.75         0.76         0.50
 $250,000 but less than $1,000,000                    0.50         0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission plus financing costs, if any.

                                                                     MCF-A 07/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution System -- Class C Shares" and "How to Redeem
     Shares -- Contingent Deferred Sales Charge Program for Large Purchases"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

                                                                     MCF-A 07/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;

                                                                     MCF-A 07/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum

                                                                     MCF-A 07/97
initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any AIM Limited Maturity Treasury Shares sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided:

                                                                     MCF-A 07/97

(a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and
(ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares

                                                                     MCF-A 07/97
may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; SARSEP plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                     MCF-A 07/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARE
     CLASS A                             FUND -- CLASS A                     AIM TAX-FREE INTERMEDIATE
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME                       SHARES -- CLASS A
     CLASS A                             FUND -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A               FUND -- CLASS A                     AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A          AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT             AIM TAX-EXEMPT CASH FUND -- CLASS A
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH                 FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM BALANCED FUND -- CLASS A          FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM MUNICIPAL BOND
   AIM CAPITAL DEVELOPMENT               FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM CHARTER FUND -- CLASS A           OF CONNECTICUT -- CLASS A
   AIM CONSTELLATION                   AIM VALUE FUND -- CLASS A
     FUND -- CLASS A                   AIM WEINGARTEN FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) effective August 4, 1997 (except with respect to shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM ADVISOR REAL ESTATE FUND), no shares of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (ii) effective October 3, 1997 no share of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (iii) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (iv) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (v) Class A shares and AIM LIMITED MATURITY TREASURY SHARES may be exchanged for Class A shares or AIM LIMITED MATURITY TREASURY SHARES, (vi) Class B shares may be exchanged only for Class B shares; (vii) Class C shares may only be exchanged for Class C shares;
(viii) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (ix) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and (x) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                     MCF-A 07/97

  Broker-dealers and institutions of record for Class A or Class C shares purchased pursuant to an exchange from Class A or Class C shares of AIM ADVISOR CASH MANAGEMENT FUND will be compensated according to the sales commission or concession that would apply if these Class A or Class C share purchases had been purchased in a manner other than pursuant to an exchange.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

                                                                     MCF-A 07/97

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares (except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                     MCF-A 07/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.

  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds.".

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70- 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

                                                                     MCF-A 07/97

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM

                                                                     MCF-A 07/97

Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as

                                                                     MCF-A 07/97
certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES AND LIMITED MATURITY TREASURY SHARES
ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) and AIM Limited Maturity Treasury Shares at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM Limited Maturity Treasury Shares or Class A shares of AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                     MCF-A 07/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares or AIM Limited Maturity Treasury Shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and
(iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on all shares may also be affected by other class-specific expenses.

                                                                     MCF-A 07/97

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                     MCF-A 07/97
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY SHARES AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                     MCF-A 07/97

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

  The following list does not purport to be an exhaustive list of all Money Market Instruments, and the Funds reserve the right to invest in Money Market Instruments other than those listed below:

U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

MASTER NOTES -- Unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  AIM INTERMEDIATE GOVERNMENT FUND may invest in "Agency Securities," as defined in the Prospectus, including some or all of those listed below. The following list does not purport to be an exhaustive list of all Agency Securities, and the Fund reserves the right to invest in Agency Securities other than those listed below.

  EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

  FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

  FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

  FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government.

  FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

  FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consist of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association, a federally chartered and privately-owned corporation.

  FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

  Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

  Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loans must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

  All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing or administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, and under FNMA supervision. FNMA may remove service providers for cause.

  The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

  The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

  FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amounts of FNMA Certificates currently outstanding is limited.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

  The Portfolio will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

  As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

  As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

  The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Portfolio.

  Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  GENERAL SERVICES ADMINISTRATION PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

  MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

  NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

  PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

  SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

  SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

  TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

  WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                                                      APPENDIX C
--------------------------------------------------------------------------------

                       DESCRIPTIONS OF RATING CATEGORIES

  The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P") to certain debt securities in which AIM HIGH YIELD FUND and AIM INCOME FUND may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

  MOODY'S: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  S&P: AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                     MCF-A 07/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                     MCF-A 07/97

[AIM LOGO
 APPEARS     THE AIM FAMILY OF FUNDS--Registered Trademark--
  HERE]

Investment Advisor
A I M Advisors, Inc.                              TABLE OF CONTENTS
11 Greenway Plaza, Suite 100                      INVESTMENT OBJECTIVES....................      2
Houston, TX 77046-1173                            SUMMARY..................................      2
                                                  THE FUNDS................................      4
                                                    Table of Fees and Expenses.............      4
Transfer Agent                                      Financial Highlights...................      7
A I M Fund Services, Inc.                           Performance............................     19
P.O. Box 4739                                       About the Funds........................     19
Houston, TX 77210-4739                              Investment Programs....................     20
                                                    Certain Investment Strategies and
                                                    Policies...............................     24
Custodian                                           Management.............................     27
State Street Bank and Trust Company                 Organization of the Trust..............     31
225 Franklin Street                               INVESTOR'S GUIDE TO THE AIM FAMILY OF
Boston, MA 02110                                    FUNDS--Registered Trademark--..........    A-1
                                                    Introduction to The AIM Family of
                                                    Funds..................................    A-1
The Bank of New York                                How to Purchase Shares.................    A-1
90 Washington Street                                Terms and Conditions of Purchase of the
New York, NY 10286                                     AIM Funds...........................    A-2
[AIM Municipal Bond Fund only]                      Special Plans..........................    A-9
                                                    Exchange Privilege.....................   A-11
                                                    How to Redeem Shares...................   A-13
Principal Underwriter                               Determination of Net Asset Value.......   A-17
A I M Distributors, Inc.                            Dividends, Distributions and Tax
P.O. Box 4739                                       Matters................................   A-18
Houston, TX 77210-4739                              General Information....................   A-20
                                                    Appendix A.............................   A-21
                                                    Appendix B.............................   A-22
Independent Accountants                             Appendix C.............................   A-25
KPMG Peat Marwick LLP
700 Louisiana                                     Application Instructions.................    B-1
NationsBank Bldg.
Houston, TX 77002

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                                     APPENDIX IV

  Reproduced below is a discussion of the performance of AIM Intermediate Government Fund for the six-month period ended June 30,1997, that was prepared by the officers and AIM and was included in its Semi-annual Report dated June 30, 1997.

The Managers' Overview

AIM INTERMEDIATE GOVERNMENT FUND PROVIDES
ATTRACTIVE CURRENT INCOME DESPITE VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM Intermediate Government Fund for the six months ended June 30, 1997.
-------------------------------------------------------------------------------


Q. IT WAS A TUMULTUOUS ENVIRONMENT FOR BONDS. HOW DID THE FUND PERFORM DURING THE REPORT- ING PERIOD?

A. The first quarter was particularly trying for bond investors, and the Fund made little progress. Improved market conditions during the second quarter enabled the Fund to generate most of its gain for the reporting period. The Fund's current income remained strong throughout the period. The Fund's 30-day yield on Class A and Class B shares was 6.45% and 5.97%, respectively, as of June 30, 1997. Total return was 3.03% for Class A shares and 2.60% for Class B shares in the six months ended June 30, 1997. That compared favorably to the 2.64% total return for the Lipper Intermediate U.S. Government Funds Index.

Q. CONCERNS OVER THE ECONOMY AND HIGHER INTEREST RATES DOMINATED THE PERIOD. HOW DID THAT AFFECT BOND INVESTMENTS?

A. The bond market sold off sharply through the end of April, when the benchmark 30-year U.S. Treasury bond hit a peak weekly closing yield of 7.13% in reaction to reports of vigorous growth in the economy. Indicators seemed pointed either to an acceleration in inflation or to action by the Federal Reserve to stave off price pressures. But the market later rebounded nearly as sharply, owing to, in various measures, an apparent slowdown in the economy plus the absence of inflation. The rally in bonds took the yield on the benchmark 30-year U.S. Treasury bond to 6.78% by June 30--the lowest level since late February.

Q.  WHAT TRIGGERED THE TURNAROUND?

A. The rally in bonds was touched off in April by news that the Consumer Price Index (CPI) had risen 0.1%--half the increase expected by analysts, a trend that continued into June. That news, combined with lower than expected increases in employment costs and a record six consecutive declines in producers prices, encouraged some analysts to speculate that the chances the Fed will tighten monetary policy again this year are diminishing. Indeed, following the increase in short-term interest rates in March, the Fed elected to leave rates unchanged in May. Investors looking for greater diversification amid a record stock market turned to bonds. Bond and income funds witnessed an inflow of $2.75 billion in May, compared with an inflow of $759.9 million in April.

Q.  HOW DID THESE FACTORS AFFECT THE FUND?

A. The Fund lost ground early in the reporting period as fixed-income securities were pressured by economic uncertainty and the resulting increase in interest rates. However, the Fund's performance was cushioned by its strong participation in the mortgage market. Mortgage-backed securities--which comprised 64% of the Fund as of June 30--tend to benefit from rising interest rates. When mortgage rates top 8%, homeowners are discouraged from refinancing and the rate of mortgage prepayments slows appreciably. Continuing the trend from 1996, mortgage-backed securities outperformed U.S. Treasury securities of equivalent duration. That advantage diminished somewhat as interest rates declined in May and bonds rebounded sharply with encouraging economic reports. The Fund's invest

    =========================================================================
    CURRENT YIELD ADVANTAGE
    -------------------------------------------------------------------------
    As of 6/30/97

    FUND CLASS A 30-DAY YIELD    6.45%

    2-YEAR U.S. TREASURY NOTE    6.03*

    6-MONTH CD                   5.65**
    =========================================================================

5.97% was the 30-day yield for the Fund's Class B shares. *Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. **Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Bank Rate Monitor. Fund shares are not insured, and their value will vary with market conditions.

         ------------------------------------------------------------

                             Investors looking for

                          greater diversification amid

                             a record stock market

                                turned to bonds.

         ------------------------------------------------------------

           See important Fund & index disclosures inside front cover.

    ment in U.S. Treasury securities, about 15% of the portfolio, gained as rates drifted lower. In addition, prices for U.S. Treasury securities were aided by a narrowing of supply during the reporting period as fewer issues were offered at auction. That also served to narrow yield spreads of government securities across maturity levels.

Q.  How are mortgage-backed securities affected by declining interest rates?

A. Declining interest rates encourage mortgage prepayments. That means investors in mortgage-backed securities receive their investment back when reinvestment rates are lower. And analysts anticipate that homeowners may be able to refinance their mortgages more cheaply in the coming months than last December. Nonetheless, mortgage analysts have suggested that there is strong support for mortgage-backed securities from bidders who are well-equipped to handle periodic prepayment risk and are not likely to reduce their mortgage portfolios dramatically. Federally chartered agencies like Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, who buy mortgages from banks and thrifts, play a key role as a strong and continuing source of demand for mortgage-backed securities.

Q.  What is your outlook for the fixed-income market?

A. Fixed-income funds should fare well as long as the economy grows in a 2% to 3% range. And indications are that the fair weather should continue--the Federal Reserve has described the current economic environment as ideal. Inflation--bond investors' worst enemy--is showing no signs of a resurgence and the supply of U.S. Treasury bonds is growing slowly, which tightens demand and helps cushion the price of those securities. Interest rates should remain stable--long-term rates have even declined slightly. However, market watchers don't anticipate substantially lower rates for U.S.
    Treasury bonds from current levels. That lessens the likelihood of significant prepayment risk for mortgage-backed securities. Key factors we see driving the government securities market in coming months include:
    o The Fed indicated recently that no further monetary policy changes may be necessary in 1997.
    o   Foreign demand for U.S. government issues is up sharply.
    o Recently passed legislation for a balanced budget should contribute to a further reduction in the supply of U.S. Treasury debt issues.

===============================================================================
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
As of 6/30/97

Mortgage-Backed Obligations                            64.3%
U.S. Treasury Obligations                              14.6%
U.S. Agency Obligations                                10.0%
Cash Equivalents                                       11.1%

BREAKDOWN OF MORTGAGE-BACKED OBLIGATIONS
   Federal National Mortgage Assn.                                   61.4%
   Federal Home Loan Mortgage Corp.                                  24.6
   Government National Mortgage Assn.                                14.0

S&P RATING                                                           AAAf

WEIGHTED AVERAGE MATURITY                                            8.96 years

DURATION                                                             4.06 years
===============================================================================

FUND MANAGERS USE WEIGHTED AVERAGE MATURITY AND DURATION TO MANAGE RISK

In the box above showing the Fund's portfolio composition, we indicate the weighted average maturity and duration. These both measure the effects of time on the portfolio, but there the similarity ends:

o Weighted average maturity is an average of the term to maturity remaining on each of the Fund's bond holdings.
o Duration is the average time it takes to receive the interest and the principal on a bond.

    For example, if we compared two bonds of identical quality and maturity, the two bonds could have the same weighted average maturity. However, the bond with the higher coupon would have the lower duration because the investor would collect all payments in a shorter average amount of time. Using these tools, fund managers can manage the sensitivity of a portfolio to changes in interest rates. A longer duration on a bond or a portfolio, like a longer weighted average maturity, indicates more sensitivity to interest rate changes because the investment is committed for a longer period. During periods of rising interest rates as noted earlier in 1997, the Fund's managers tend to shorten one or both of these measures to reduce the impact on the Fund's share values.


           See important Fund & index disclosures inside front cover.

                                                                      APPENDIX V

        Reproduced below is a discussion of the performance of AIM Advisors Income Fund for the fiscal year ended December 31, 1996, that was prepared by its officers and investment advisor and included in its Annual Report dated December 31, 1996.

INVESCO ADVISOR REAL ESTATE FUND

MARKET PERSPECTIVE
  Boosted by strong fourth quarter return performance of 18.9%, 1996 was an exceptional year for the REIT market. Total return for the year of 35.3%, as reported by the NAREIT Equity Index, exceeded all other broad measures of stock performance. The exceptional performance may in part be explained by investor interest in the diversification benefits of REITs relative to the S&P 500. During July's broader market volatility, the S&P 500 and the Russell 2000 (small capitalization stocks) Index declined by -4.4% and -8.7%, respectively. In contrast, REITs were up a modest 0.4% during July. Real estate securities are tending to perform more like their underlying real estate earnings and less like the general stock market.

PORTFOLIO COMMENTS
  Total return for the INVESCO Advisor Real Estate Fund was 36.4% for 1996. During the year, the fund benefited from being appropriately overweighted in the hotel and industrial/office sectors. Since inception (5/1/95), the Real Estate Fund has produced an average annual return of 26.9%.
  During 1996, following a pattern similar to that of 1995, REITs, which operate in the office (+51.8%) and hotel (+49.2%) sectors, were again the star performers. Another strong sector, regional mall REITs (+44.6%) recovered from a dismal 1995. Returns are generally reflecting the improved real estate fundamentals being experienced by REITs which operate in these property sectors.
  We believe there are four primary reasons which continue to make REITs worthy of investment consideration. The first reason is a high dividend yield. The second factor that makes REITs a worthy consideration is solid real estate fundamentals. The third factor is portfolio diversification. And finally, long-term REIT industry growth is quite favorable.

                               REAL ESTATE FUND
                           TOTAL RETURN PERFORMANCE*
                         [LOGO OF GRAPH APPEARS HERE]

           Invesco Advisor Real Estate Fund     NAREIT        CPI       Treasury Bill
----------------------------------------------------------------------------------------
05/1/95                25,000                  25,000      25,000         25,000
12/95                  27,282                  28,859      25,302         25,811
12/96                  37,220                  39,034      26,150         27,168
----------------------------------------------------------------------------------------

INVESCO Advisor Real Estate Fund's average annual total returns for the period ended December 31, 1996 is:*
          1 year: 36.43%; and, since inception (May 1, 1995): 26.89%

INVESCO ADVISOR INCOME FUND

MARKET PERSPECTIVE
  The Lehman Government/Corporate Index return was a lackluster 2.9% in 1996 as interest rates generally rose. The bond market was a roller coaster ride during the year with long treasury bonds starting out at 5.9%, and then going to 7.2% in June before settling back to 6.6% at year-end. Not surprisingly, this pattern was similar to that of Gross Domestic Product growth rates. The latest Consumer Price Index figures are also causing a bit of concern to bondholders, rising to a 3.3% rate after bottoming at 2.3% in May, 1994.

PORTFOLIO COMMENTS
  The INVESCO Advisor Income Fund posted a return of -1.2% for 1996. Because of poor returns in the first half of the year when interest rates were rising, the fund trailed the broader fixed income benchmarks.
  The fund's investment discipline revolves around three factors: the portfolio's average maturity, the sector allocation, and individual security selections. The fund's maturity strategy is slightly defensive, which means that its average maturity (currently 6.7 years) is a little shorter than the market's. This strategy generally provides more protection in down or bearish markets where interest rates are rising and bond prices are falling. The sector allocation is determined by the relative attractiveness of corporate bonds and mortgage secu-rities compared with U.S. Treasury
Securities. The fund is primarily invested in high quality, government bonds.

                                  INCOME FUND
                           TOTAL RETURN PERFORMANCE*
                          [LOGO OF GRAPH APPEARS HERE]


            Invesco Adviser      LBG/CBI      CPI      Treasury Bill
-----------------------------------------------------------------------
12/31/86         25,000          25,000     25,000        25,000
1987             24,775          25,573     26,239        26,550
1988             26,160          27,511     27,300        28,438
1989             28,548          31,428     28,539        30,915
1990             30,781          34,030     30,511        33,407
1991             34,616          39,519     31,375        35,313
1992             36,257          42,515     32,330        36,573
1993             38,936          47,145     33,179        37,741
1994             38,236          45,472     34,052        39,420
1995             46,311          54,220     34,948        41,714
1996             45,742          55,787     36,119        43,908
-------------------------------------------------------------------------

INVESCO Advisor Income Fund's average annual total returns for the periods ended December 31, 1996 are:*
                1 year: -1.23%; 3 years: 5.52%; 5 years: 5.73%;
                             and, 10 years: 6.23%

  *Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index of common stocks considered representative of the broad market. The Lehman Government/Corporate Index (LBG/CBI) is an unmanaged index considered representative of the broad bond market. Consumer Price Index (CPI) is a representative index of inflation in the economy. European Australian, Far East
(EAFE) Index is an unmanaged index of stocks considered representative of foreign markets. National Association of Real Estate Investment Trust (NAREIT) Index is an unmanaged index of common stocks of all tax-qualified equity REITs listed on major U.S. exchanges or OTC. Flex Benchmark is 60% S&P 500 and 40% LBG/CBI. MultiFlex Benchmark is 20% S&P 500, 20% LBG/CBI, 20% Russell 2000 Index (an index of the 2,000 smallest common stocks), 20% NAREIT and 20% EAFE.

INVESCO Advisor Funds, Inc.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1996

---------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
---------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND
COMMON STOCKS 68.17%
BASIC MATERIALS 2.53%
Dow Chemical Co........................................     60,000 $  4,702,500
Imperial Chemical Industries PLC, ADR..................     50,000    2,600,000
Imperial Tobacco Group PLC, ADR*.......................     87,500    1,129,030
Westvaco Corp..........................................    135,000    3,881,250
                                                                   ------------
                                                                     12,312,780
                                                                   ------------
CAPITAL GOODS 7.07%
Boeing Co..............................................     60,000    6,382,500
COMPAQ Computer Corp.*.................................    100,000    7,425,000
General Electric Co....................................     75,000    7,415,625
Lockheed Martin Corp...................................     70,000    6,405,000
Snap-On Tools Corp.....................................     60,000    2,137,500
Whirlpool Corp.........................................    100,000    4,662,500
                                                                   ------------
                                                                     34,428,125
                                                                   ------------
CONSUMER CYCLICAL 9.39%
Deluxe Corp............................................    150,000    4,912,500
Ford Motor Co..........................................    175,000    5,578,125
Gannett Co., Inc.......................................     50,000    3,743,750
K Mart Corp.*..........................................    250,000    2,593,750
Liz Claiborne, Inc.....................................    100,000    3,862,500
McDonald's Corp........................................    110,000    4,977,500
Penney (J.C.) Co., Inc.................................     85,000    4,143,750
Reebok International, Ltd..............................    100,000    4,200,000
Rite-Aid Corp..........................................     75,000    2,981,250
Tandy Corp.............................................     60,000    2,640,000
V.F. Corp..............................................     90,000    6,075,000
                                                                   ------------
                                                                     45,708,125
                                                                   ------------
CONSUMER STAPLES 17.28%
Abbott Laboratories....................................    100,000    5,075,000
American Brands, Inc...................................    110,000    5,458,750
American Home Products Corp............................    100,000    5,862,500
Anheuser-Busch Cos., Inc...............................    150,000    6,000,000
Archer-Daniels-Midland Co..............................    300,000    6,600,000
Columbia/HCA Healthcare, Inc...........................    150,000    6,112,500
Fleming Cos., Inc......................................    100,000    1,725,000
Genuine Parts Co.......................................    100,000    4,450,000
Heinz (H.J.) Co........................................    150,000    5,362,500
Lilly (Eli) & Co.......................................     90,000    6,570,000
Mylan Laboratories, Inc................................    350,000    5,862,500
Philip Morris Cos., Inc................................     65,000    7,320,625
Schering-Plough Corp...................................    100,000    6,475,000



                                       6